                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the registrant |X|

Filed by a party other than the registrant

Check the appropriate box:

     |X|  Preliminary proxy statement
     |_|  Definitive proxy statement
     |_|  Definitive additional materials
     |_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            INTERACTIVE NETWORK, INC.
                (Name of Registrant as Specified in Its Charter)

                            INTERACTIVE NETWORK, INC.
                   (Name of Person(s) Filing Proxy Statement)



Payment of filing fee (Check the appropriate box):

     |X|  No fee required.
     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(2) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total Fee paid:

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the filing by registration statement number, or the form or schedule and the date of its filing.

     The aggregate market value of the voting stock held by non-affiliates (non-officers, directors and 10% shareholders and excluding the shares held by a certain voting trust of the Registrant), based on the closing price of the common stock on March 29, 2000, as reported on the OTC Bulletin Board for the last trading day prior to that date, was approximately $116.9 million. Shares of common stock held by each executive officer and director and holder of 5% or more of the outstanding common stock have been excluded from this computation in that such persons may be deemed to be affiliates. This determination of affiliate status is not necessarily a conclusive determination for other purposes. As of March 29, 2000, the Registrant had outstanding 39,368,364 shares of common stock.

June    , 2000


TO THE SHAREHOLDERS OF
INTERACTIVE NETWORK, INC.:

         You are cordially invited to attend the annual meeting of the shareholders of Interactive Network, Inc. on June 30, 2000, at 9:00 a.m., local time, which will be held at the San Mateo Marriott, 1770 South Amphlett Boulevard, San Mateo, California 94402.

         At the annual meeting, you will consider and vote upon a proposal to approve the grant to TWIN Entertainment Inc., a Delaware corporation, of an exclusive license to use certain of our intellectual property for developing, marketing and providing digital and analog interactive services, products and technology in specified territories pursuant to the terms and conditions of a joint venture license agreement we entered into with TWIN Entertainment and Two Way TV Ltd., a corporation organized under the laws of England and Wales, on January 31, 2000.

         A copy of the joint venture license agreement is attached as Exhibit A to the proxy statement.

         In addition, you will consider and vote upon proposals to (1) increase the number of shares of our common stock authorized for issuance under our 1999 stock option plan from 3,650,000 shares to 5,000,000 shares, (2) re-elect our four directors, and (3) ratify the appointment of Marc Lumer & Company as our independent accountants for the fiscal year ending December 31, 2000, each as more fully described in the attached proxy statement.

         AFTER CAREFUL CONSIDERATION, OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE EXCLUSIVE LICENSE GRANT PURSUANT TO THE TERMS AND CONDITIONS OF THE JOINT VENTURE LICENSE AGREEMENT AND DETERMINED THAT IT IS FAIR AND IN OUR BEST INTERESTS AND THE BEST INTERESTS OF OUR SHAREHOLDERS. FURTHER, OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE (1) APPROVAL OF THE EXCLUSIVE LICENSE GRANT PURSUANT TO THE JOINT VENTURE LICENSE AGREEMENT, (2) increase the number of AUTHORIZED shares under OUR 1999 Stock Option Plan, (3) election of the listed directors and (4) ratification of the appointed accountants.

         You do not need to attend the annual meeting. Whether or not you attend, after reading the proxy statement, please mark, date, sign and return the enclosed proxy card in the accompanying reply envelope. If you decide to attend the annual meeting, please notify our company secretary at the meeting if you wish to vote in person and your proxy will not be voted.

         YOU SHOULD CONSIDER THE MATTERS DISCUSSED UNDER "RISK FACTORS" ON PAGE 15 OF THE ENCLOSED PROXY STATEMENT BEFORE VOTING. WE URGE YOU TO CAREFULLY REVIEW ALL THE INFORMATION IN THE PROXY STATEMENT AND THE EXHIBITS.

         A copy of our 1999 annual report has been mailed concurrently with this proxy statement to all shareholders entitled to notice of and to vote at the annual meeting.

                                            Sincerely yours,



                                            /S/ Bruce W. Bauer
                                            ------------------
                                            Bruce W. Bauer
                                            CHAIRMAN OF THE BOARD, PRESIDENT AND
                                            CHIEF EXECUTIVE OFFICER

                            INTERACTIVE NETWORK, INC.
                              1161 Old County Road
                            Belmont, California 94002

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

--------------------------------------------------------------------------------

                           TO BE HELD ON JUNE 30, 2000


         The annual meeting of the shareholders of Interactive Network, Inc. will be held at San Mateo Marriott, 1770 South Amphlett Boulevard, San Mateo, California 94402, on June 30, 2000, at 9:00 a.m., local time, to:

         1. Approve the grant to TWIN Entertainment Inc., a Delaware corporation, of an exclusive license to use our intellectual property for developing, marketing and providing digital and analog interactive services, products and technology in specified territories pursuant to the terms and conditions of a joint venture license agreement we entered into with TWIN Entertainment and Two Way TV Ltd., a corporation organized under the laws of England and Wales, on January 31, 2000;

         2. Approve an amendment to our 1999 stock option plan increasing the number of shares of our common stock authorized for issuance under the plan from 3,650,000 shares to 5,000,000 shares;

         3. Re-elect our four directors to serve until the 2001 annual meeting of shareholders or until their successors are elected and qualified;

         4. Ratify the appointment of Marc Lumer & Company as our independent accountants for the fiscal year ending December 31, 2000; and

         5. Transact any other business which may properly come before the annual meeting and any adjournments or postponements thereof.

         Each of the foregoing items of business are more fully described in the proxy statement that accompanies this notice.

         Only shareholders of record at the close of business on May 19, 2000 will be entitled to notice of, and to vote at, the annual meeting and at any continuation or adjournment thereof.

         All shareholders are cordially invited to attend the annual meeting. In any event, to ensure your representation at the annual meeting, please carefully read the accompanying proxy statement which describes the matters to be voted on at the annual meeting and sign, date and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy because your shares are registered under different names and addresses, each proxy should be returned to ensure that all your shares will be voted. If you attend the annual meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the annual meeting will be counted. The prompt return of your proxy card will assist us in preparing for the annual meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /S/ Bruce W. Bauer
                                          ------------------
                                          Bruce W. Bauer
                                          CHAIRMAN OF THE BOARD, PRESIDENT AND
                                          CHIEF EXECUTIVE OFFICER
Belmont, California
June   , 2000

--------------------------------------------------------------------------------
IMPORTANT: EVERY SHAREHOLDER, WHETHER NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ACCOMPANYING REPLY ENVELOPE.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                  FOR THE ANNUAL MEETING OF THE SHAREHOLDERS OF
                            INTERACTIVE NETWORK, INC.

         This proxy statement is furnished in connection with the solicitation by the board of directors of Interactive Network, Inc., a California corporation, of proxies for an annual meeting of the shareholders to be held at 9:00 a.m., local time, on June 30, 2000, and any adjournment or postponement thereof. The annual meeting will be held at San Mateo Marriott, 1770 South Amphlett Boulevard, San Mateo, California 94402. Our principal executive offices are located at 1161 Old County Road, Belmont, California 94002. Our telephone number at that address is (650) 508-8793.

         These proxy solicitation materials will be first mailed on or about June 1, 2000 to all of our shareholders entitled to vote at the annual meeting.

PURPOSE OF THE ANNUAL MEETING

         At our annual meeting, holders of our common stock will consider and vote upon proposals to:

         1. Approve the grant to TWIN Entertainment Inc., a Delaware corporation, of an exclusive license to use our intellectual property for developing, marketing and providing digital and analog interactive services, products and technology in specified territories pursuant to the terms and conditions of a joint venture license agreement we entered into with TWIN Entertainment and Two Way TV Ltd., a corporation organized under the laws of England and Wales, on January 31, 2000;

         2. Approve an amendment to our 1999 stock option plan increasing the number of shares of our common stock authorized for issuance under the plan from 3,650,000 shares to 5,000,000 shares;

         3. Re-elect our four directors to serve until the 2001 annual meeting of shareholders or until their successors are elected and qualified; and

         4. Ratify the appointment of Marc Lumer & Company as our independent accountants for the fiscal year ending December 31, 2000.

         For a description of the terms of the exclusive license grant proposal, see "Proposal 1 - Approval of the Exclusive License Grant Pursuant to the Joint Venture License Agreement" on page 6. For a description of the amendment to our 1999 stock option plan, see "Proposal 2 - Approval of an Amendment to the 1999 Stock Option" on page 19. For a description of the directors for election, see "Proposal 3 - Election of Directors" on page 24. For a description of the appointment of our independent accountants, see "Proposal 4 - Ratification of Independent Public Accountants" on page 31. Our shareholders also will consider and vote on any other matter that may properly come before the annual meeting.

RECORD DATE

         Shareholders of record at the close of business on May 19, 2000 will be entitled to notice of, and to vote at, the annual meeting and any continuations or adjournments thereof.

REVOCABILITY OF PROXIES

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before the proxy is exercised by: (1) sending written notice of revocation to our company secretary; (2) executing and delivering a proxy bearing a later date; or (3) attending the annual meeting and voting in person.

VOTING RIGHTS OF SHAREHOLDERS

         As of the close of business on May 19, 2000, we had ________ shares of our common stock outstanding and entitled to vote at the annual meeting, held by ___ shareholders of record. The presence at the annual meeting of a majority of these shares of our common stock, either in person or by proxy, will constitute a quorum for the transaction of business at the annual meeting. Votes cast by proxy or in person at the annual meeting will be tabulated by the inspectors of election appointed for the annual meeting and they will determine whether or not a quorum is present. Each outstanding share of our common stock on May 19, 2000 is entitled to one vote on all matters to come before the annual meeting.

         If any shareholder is unable to attend the annual meeting, the shareholder may vote by proxy. The enclosed proxy is solicited by our board of directors, and, when the proxy card is returned properly completed, it will be voted as directed by the shareholder on the proxy card. Shareholders are urged to specify their choices on the enclosed proxy card. If a proxy card is signed and returned without choices specified, in the absence of contrary instructions, the shares of our common stock represented by the proxy will be voted FOR Proposals 1, 2, 3 and 4 and will be voted in the proxyholders' discretion as to other matters that may properly come before the annual meeting.

         Each of the proposals requires the affirmative vote of the holders of a majority of the shares of our common stock voting by proxy or in person at the annual meeting, except for the following: (1) the approval of the exclusive license grant requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote; and (2) our directors shall be elected by a plurality of the votes cast.

         Abstentions are included in the determination of the number of shares of our common stock present and voting for quorum purposes but will not be counted for purposes of calculating the vote with respect to such matters. If a broker returns a "non-vote" proxy as to any matter, including a lack of authority to vote on such matter, then the "broker non-vote" proxy will not be considered as present or voting with respect to such matter.

         As of May 19, 2000, our directors and executive officers and their affiliates were beneficial owners of an aggregate of ________ shares of our common stock (exclusive of any shares issuable upon the exercise of stock options remaining unexercised as of that date), or approximately ____% of the ________ shares of our common stock that were issued and outstanding as of that date. See "Security Ownership of Certain Beneficial Owners and Management" on page 29 of this proxy statement.

COST OF SOLICITATION

         We will bear the entire cost of solicitation by management, including the preparation, assembly, printing and mailing of the proxy solicitation materials. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of our common stock for their expenses in forwarding proxy solicitation materials to such beneficial owners. Proxies may also be solicited by certain of our directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, email or facsimile. Except as described above, we do not intend to solicit proxies other than by mail.

         OUR ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, HAS BEEN MAILED CONCURRENTLY WITH THE MAILING OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT TO ALL SHAREHOLDERS ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING. THE ANNUAL REPORT IS NOT INCORPORATED INTO THIS PROXY STATEMENT AND IS NOT CONSIDERED PROXY SOLICITING MATERIAL.

                                   PROPOSAL 1

               APPROVAL OF THE EXCLUSIVE LICENSE GRANT PURSUANT TO
                       THE JOINT VENTURE LICENSE AGREEMENT

         THIS SECTION OF THE PROXY STATEMENT DESCRIBES ASPECTS OF THE PROPOSED EXCLUSIVE LICENSE GRANT. THE DESCRIPTION OF THE JOINT VENTURE LICENSE AGREEMENT SET FORTH BELOW IS ONLY A SUMMARY OF THE KEY TERMS AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE COMPLETE TEXT OF THE JOINT VENTURE LICENSE AGREEMENT. A COPY OF THE JOINT VENTURE LICENSE AGREEMENT IS ATTACHED AS EXHIBIT A TO THIS PROXY STATEMENT AND IS INCORPORATED INTO THIS PROXY STATEMENT BY REFERENCE. YOU ARE URGED TO READ THE ENTIRE AGREEMENT CAREFULLY.

GENERAL

         We are currently engaged primarily in the business of developing and licensing intellectual property for interactive television systems and other telecommunications applications. Since the approval of our plan of reorganization by the U.S. Bankruptcy Court and the consummation of a settlement agreement with various creditors in April 1999, we have concentrated primarily on the further development and exploitation of our patent portfolio through potential licenses, joint ventures and other methods that will not involve substantial capital requirements or large overhead expenses.

         Two Way TV Ltd. is a company organized under the laws of England and Wales and is an affiliate of Cable & Wireless Communications PLC, which has a 50.1% stake in Two Way. Two Way is a leading company in the development and deployment of interactive television services in Europe and is currently offering interactive television services to approximately 100,000 subscribers of Cable & Wireless' digital cable television services, and has agreements in place to extend its services to other operators of digital television networks in the United Kingdom. To enable delivery of these services, Two Way has developed an extensive technology infrastructure which is also the subject of various current patent filings. This infrastructure can be targeted to deliver services over a wide range of digital television software systems. Two Way has also developed an extensive library of games and other applications that are delivered using Two Way's technology infrastructure. These games are currently the most popular elements of Cable and Wireless' digital interactive services.

         In April 2000, Two Way entered into an agreement with Liberate Technologies pursuant to which Liberate was licensed, on a non-exclusive basis, the right to incorporate certain elements of Two Way's interactive technologies into its platform for the purpose of enabling its platform to offer Two Way's interactive entertainment services. This agreement also includes joint marketing commitments. In the event that our license grant to TWIN Entertainment becomes exclusive, in which case Two Way's license grant will also become exclusive, the benefits of these agreements may be transferred to TWIN Entertainment in the United States and Canada. Otherwise, Two Way will continue to support this agreement and derive resulting benefits independently.

         On December 6, 1999, we entered into a joint venture and stock purchase agreement with Two Way which resulted in the formation of TWIN Entertainment Inc., a new company 50-50 jointly owned and co-managed by us and Two Way. TWIN Entertainment will develop interactive products, services and technology for distribution initially in the United States and Canada and, additionally, in other mutually agreed upon areas (collectively, the "Territory"). On January 31, 2000, we further entered into a joint venture license agreement with Two Way and TWIN Entertainment setting forth which of our and Two Way's existing intellectual property will be initially licensed to TWIN Entertainment. Pursuant to the joint venture license agreement, we granted TWIN Entertainment a non-exclusive, royalty-free, non-transferable license for all of our existing patents specifically disclosed and existing as of the date of the joint venture and stock purchase agreement, as well as any potential patents based on those patents (the "IN Patents") in the Territory. Similarly, Two Way granted TWIN Entertainment a non-exclusive, royalty-free, non-transferable license in the Territory for all patents, trade secrets, copyrights and certain other intellectual property and proprietary rights now existing or developed after or coming into existence during the term of the joint venture license agreement ("TW's Proprietary Rights"). Additionally, Two Way granted TWIN Entertainment a similar license for certain of its trademarks, service marks, trade names and logos. TWIN Entertainment may, among other things, develop, market and supply products and services embodying the IN Patents and TW's Proprietary Rights in the Territory.

         In the joint venture and stock purchase agreement, we also agreed to seek the requisite approval from our shareholders to convert our license grant to TWIN Entertainment in the Territory from nonexclusive to exclusive, at which time, Two Way's license grant to TWIN Entertainment also will become exclusive.

         We believe that the IN Patents constitute a substantial portion of our assets. Accordingly, we feel that it is important for our shareholders to approve the exclusive license grant of the IN Patents to TWIN Entertainment in the Territory. Further, shareholders' approval for the exclusivity of the license grant may be required under California law if such license grant is perceived as an exchange of substantially all of our assets. Upon the affirmative vote by holders of a majority of the outstanding shares of our common stock entitled to vote, our license grant for the IN Patents and Two Way's license grant for TW's Proprietary Rights to TWIN Entertainment in the Territory will become exclusive.

BOARD OF DIRECTORS' RECOMMENDATION

         Our board of directors has unanimously determined that the terms and conditions of the joint venture license agreement are fair and in our best interests and in the best interests of our shareholders, and has approved the exclusive license grant of IN Patents to TWIN Entertainment in the Territory. Our board of directors unanimously recommends that our shareholders vote "FOR" approval of the exclusive license grant.

BOARD OF DIRECTORS' REASONS FOR RECOMMENDING THE EXCLUSIVE LICENSE GRANT

         The decision of our board of directors to approve the exclusive license grant of the IN Patents to TWIN Entertainment in the Territory is based on an analysis of our current and future business prospects, as well as pursuant to discussions with our advisory panel of consultants.

         Our board of directors' decision is based primarily on the following factors:

         o Our patents, primarily related to the interactive television market and other interactive technology, expire between 2004 and 2015;

         o There is a large potential market for interactive communications and applications in the fields of entertainment, advertising, games and gambling through Internet and television delivery;

         o Because of the approaching date of expiration of some of our patents, coupled with the current high degree of interest in interactive communications and applications, we have an opportunity to capitalize on our patent portfolio, and we believe the most expeditious manner to do so would be to provide TWIN Entertainment with the anticipated exclusive access to our and Two Way's intellectual property;

         o Our cash resources are limited due to our involvement in various bankruptcy proceedings, as well as other litigation and settlement proceedings with our creditors. As a result, we must effectively exploit our patent portfolio without incurring large operating or overhead expenses;

         o Licensing our intellectual property allows us to retain ownership of our patent portfolio, while simultaneously delivering shareholder value by capitalizing on this valuable asset;

         o Two Way is a suitable strategic partner because of our existing relationship and the similar line of business it is engaged in;

         o We believe Two Way can leverage its operating experience to help enable TWIN Entertainment to more rapidly exploit IN's Patents. If our license grant remains non-exclusive, this expertise will also be available to our potential competitors and potential competitors of TWIN Entertainment;

         o We believe the incorporation of IN's Patents into Two Way's technology platform could accelerate the realization of value for our shareholders. If our license grant remains non-exclusive, Two Way's license grant will also remain non-exclusive and its technology platform will be available for license to our potential competitors and potential competitors of TWIN Entertainment;

         o If our license grant remains non-exclusive, Two Way's popular interactive games will be available for license to our potential competitors and potential competitors of TWIN Entertainment;

         o If our license grant becomes exclusive, Two Way's license grant also will become exclusive, in which case, TWIN Entertainment may enjoy any benefits derived from the agreement that Two Way has with Liberate Technologies. If our license grant remains non-exclusive, this agreement could accelerate the ability of Liberate, or its customers, to compete with us or TWIN Entertainment;

         o Our cooperation with Two Way to co-manage TWIN Entertainment will significantly enhance our ability to capitalize on our patent portfolio without incurring operating and overhead costs and allow us to secure the necessary cash reserve to prepare and file additional patent applications to safeguard our intellectual property; and

         o The anticipated exclusivity of our and Two Way's license grants to TWIN Entertainment diminishes its burden of competing with us or Two Way or with any third party using our or Two Way's intellectual property, and thus allowing it to have greater opportunities and resources to advance in the interactive television market.

         The terms of the joint venture license agreement, including the provision contemplating the exclusive license grant of the IN Patents to TWIN Entertainment in the Territory, are the result of our arm's length negotiations with Two Way.

         Our board of directors also identified and considered a number of potentially negative factors in its deliberations concerning the exclusive license grant of the IN Patents to TWIN Entertainment in the Territory, including the following:

         o The fact that our U.S. and Canadian patent portfolio is our most valuable asset and the exclusive license grant of such patents to TWIN Entertainment will be royalty-free and perpetual (subject to certain termination rights);

         o TWIN Entertainment has no operating history and thus we cannot assure you that it will successfully develop, market and sell products and services embodying the combined intellectual property licensed from us and Two Way or that it will ever earn a profit on such activities;

         o We will be significantly dependent on TWIN Entertainment, a third party (although a 50% affiliate), to generate revenues that capitalize upon the patents we are licensing in the Territory; and

         o We cannot assure you that the combined transfer of our and Two Way's intellectual property to TWIN Entertainment will produce the intended benefits.

         As a result of the foregoing considerations, our board of directors has determined that the potential advantages of the exclusive license grant outweigh the associated potential risks. Our board of directors believes that TWIN Entertainment will have better capital resources to develop, market and sell products and services embodying our patent portfolio than if we were to internally develop, market and sell our own products and services in the Territory. Our board of directors further believes that the exclusive licensing arrangement is more cost-effective and has better revenue-generating potential because such an arrangement diminishes TWIN Entertainment's burden of competing with us or Two Way or with any third party using our or Two Way's intellectual property. However, the foregoing discussion of the information and factors considered by our board of directors is not intended to be exhaustive; rather it is a summary of the material factors that our board of directors considered in making its recommendation. Our board of directors considered these factors in light of its knowledge of our business, the interactive communications industry in general and information provided by our management and advisory panel of consultants. In view of the variety of factors considered in connection with its evaluation of the proposed exclusive license grant, our board of directors did not find it practicable to and did not quantify or otherwise assign relative weight to the specific factors considered in reaching its determination.

REQUIRED VOTE

         Upon the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote, our license grant for the IN Patents will become exclusive, at which time Two Way's license grant also will become exclusive. Shareholders abstaining from voting on this proposal will be counted for purposes of determining a quorum, but will not be counted for purposes of calculating the vote with respect to this proposal. If a broker returns a "non-vote" proxy as to this proposal, including a lack of authority to vote on this proposal, then the "broker non-vote" proxy will not be considered as present or voting with respect to this proposal.

RECOMMENDATION OF THE BOARD

         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE EXCLUSIVE LICENSE GRANT OF THE IN PATENTS TO TWIN ENTERTAINMENT IN THE TERRITORY.

BACKGROUND TO THE JOINT VENTURE LICENSE AGREEMENT

         As disclosed in our 1998 annual report to shareholders, in connection with the reassessment of our business strategy, we concluded that it is in our best interests and the best interests of our shareholders to reaffirm and further develop our relationship with Two Way. We entered into a know-how license agreement with Two Way originally in 1992 whereby we granted Two Way an exclusive license covering our know-how related to our interactive systems and other telecommunications applications for Two Way's use in the United Kingdom and certain other European countries. This exclusive license grant was terminated in January 2000 in connection with our entering into the joint venture with Two Way, pursuant to which we entered into a termination and license agreement with Two Way for this intellectual property and related patents.

         In connection with the termination and license agreement, on December 6, 1999, we entered into a joint venture and stock purchase agreement with Two Way under which we established TWIN Entertainment, a 50-50 jointly owned and co-managed Delaware corporation, to develop, market and provide digital and analog interactive products, services and technology in the Territory embodying our and Two Way's intellectual property. In connection therewith, we agreed and Two Way also agreed to purchase 2,500,000 shares of TWIN Entertainment's common stock at a purchase price of $500,000 or $0.20 per share. Further, we agreed to immediately cease all discussion or negotiation with any person or group relating to any acquisition of our company, substantial sale of our assets or any other action that would inhibit the exclusivity of our and Two Way's license grants to TWIN Entertainment as contemplated by the joint venture license agreement. In the event that we fail to abide by this obligation, we will pay Two Way a fee of $150,000 plus reasonable out-of-pocket expenses incurred by Two Way in connection with the transactions contemplated by the joint venture and stock purchase agreement.

         In exchange for the equity investment in TWIN Entertainment, we and Two Way were granted certain governance and other rights pursuant to various related agreements we entered into with TWIN Entertainment and Two Way. These rights include (1) written notice upon and restrictions on the sale and transfer of any shares of TWIN Entertainment's common stock; (2) in the event either of us wishes to sell our interest in TWIN Entertainment, first TWIN Entertainment and then the other party has the right to purchase the shares and the right to participate in the sale or transfer of the shares pursuant to the same terms and conditions; (3) right to elect a certain number of directors based on our and Two Way's ownership percentage of TWIN Entertainment's common stock; (4) our and Two Way's right to approve certain of TWIN Entertainment's major actions; (5) specific procedures upon the occurrence of a deadlock on any matter properly before TWIN Entertainment's board of directors; (6) subject to certain restrictions, the right of each of Interactive Network and Two Way to demand TWIN Entertainment to register the TWIN Entertainment common stock under the Securities Act of 1933, as amended, and the right for our and Two Way's common stock to be included among the securities to be registered in any other public offering TWIN Entertainment may engage in; and (7) access to certain of TWIN Entertainment's financial information.

         We and Two Way have also agreed that Two Way, subject to certain limitations, shall make the day-to-day operating decisions for TWIN Entertainment. In April 2000, TWIN Entertainment hired Robert J. Regan, an experienced executive in the interactive television industry, to serve as president and chief executive officer. He comes from GTE mainStreet Interactive Television, a division of GTE, where he was senior vice president of programming.

         We believe that TWIN Entertainment will have better resources to develop, market and provide digital and analog interactive products, services and technology in the Territory with access to both our and Two Way's intellectual property. As a result, we entered into the joint venture license agreement setting forth which of our and Two Way's existing intellectual property will be initially licensed to TWIN Entertainment. Further, we believe that the exclusive licensing arrangement is more cost-effective and has better revenue-generating potential because such an arrangement diminishes TWIN Entertainment's burden of competing with us or Two Way or with any third party using our or Two Way's intellectual property.

SUMMARY OF THE JOINT VENTURE LICENSE AGREEMENT

         The joint venture license agreement contains a grant by the licensors, comprised of us and Two Way, to TWIN Entertainment of a license to use certain of our and Two Way's intellectual property for its development, marketing and provision of digital and analog interactive products, services and technology in the Territory. In return, TWIN Entertainment agreed to grant each licensor a right of first refusal to license for use, outside the Territory, certain intellectual property that TWIN Entertainment may develop in the future. Two Way further agreed to supply TWIN Entertainment with certain technical training, maintenance and support services.

THE LICENSE GRANTS

         OUR LICENSE GRANT TO TWIN ENTERTAINMENT. We granted TWIN Entertainment a non-exclusive, royalty-free, perpetual (subject to certain termination rights), non-transferable license to all of the IN Patents, for the life of such patents, in the Territory to, among other things, develop, market and sell products, services and technology embodying the IN Patents.

         TWO WAY'S LICENSE GRANT TO TWIN ENTERTAINMENT. Two Way granted TWIN Entertainment a non-exclusive, royalty-free, perpetual (subject to certain termination rights), non-transferable license to TW's Proprietary Rights in the Territory and to, among other things, develop, use, modify and sell products, services and technology embodying TW's Proprietary Rights in the Territory. Further, Two Way agreed to grant TWIN Entertainment a non-exclusive, non-transferable, royalty-free license for certain of its trademarks, service marks, trade names and logos.

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         RESERVED INTELLECTUAL PROPERTY RIGHTS. Other than the license rights granted under the joint venture license agreement, each licensor retains ownership of its respective intellectual property. Similarly, TWIN Entertainment retains ownership of any intellectual property it develops in the future, irrespective of whether such intellectual property is subsequently licensed to one of the licensors.

TERMS AND CONDITIONS UPON THE EXCLUSIVITY OF THE LICENSE GRANTS

         OUR LICENSE GRANT TO TWIN ENTERTAINMENT. Our non-exclusive license grant of the IN Patents to TWIN Entertainment in the Territory becomes exclusive upon our shareholders' approval of this arrangement. Upon approval of exclusivity by our shareholders, TWIN Entertainment may sublicense, on a non-exclusive basis, the rights granted by our license in the Territory, subject to our prior written approval (not to be unreasonably withheld) and TWIN Entertainment's notification to Two Way and us of the sublicensee's identity. The right to sublicense terminates automatically if our license grant reverts to non-exclusive for any reason.

         TWO WAY'S LICENSE GRANT TO TWIN ENTERTAINMENT. Upon our license grant becoming exclusive, Two Way's non-exclusive license grant of TW's Proprietary Rights in the Territory becomes exclusive. Upon Two Way's license grant becoming exclusive, TWIN Entertainment may sublicense, on a non-exclusive basis, the rights granted by Two Way's license in the Territory, subject to Two Way's prior written approval (not to be unreasonably withheld), and TWIN Entertainment's notification to Two Way and us of the sublicensee's identity. The right to sublicense terminates automatically if our license grant to TWIN Entertainment reverts to non-exclusive. Further, upon our license grant becoming exclusive, Two Way will exclusively license certain of its trademarks, service marks, trade names and logos to TWIN Entertainment for use in the Territory for products and services incorporating TW's Proprietary Rights.

         NON-COMPETITION OBLIGATIONS. Upon our shareholders' approval of the exclusivity of our license grant, we are and Two Way is prohibited from competing, directly or indirectly, with TWIN Entertainment in the Territory for so long as each of our license grants remains exclusive and has not been transferred or assigned by TWIN Entertainment to a third party. Notwithstanding our foregoing non-competition obligations, we have the right to create, develop or engage in business activities within or outside the scope of TWIN Entertainment's business, provided that such business activities do not directly compete with TWIN Entertainment's then-current primary business activities. Prior to our shareholders' approval of the exclusivity of our license grant, we agree and Two Way also agrees not to compete directly with TWIN Entertainment so long as the license grants remain in effect and have not been transferred or assigned by TWIN Entertainment to any third party, PROVIDED we have and Two Way has the right to grant sublicenses of our respective technology and proprietary rights to unaffiliated persons in the Territory.

         ENFORCEMENT OF RIGHTS IN THE TERRITORY. Upon our license grant becoming exclusive, TWIN Entertainment will become solely responsible for policing, protecting and enforcing our and Two Way's respective intellectual property exclusively licensed to it in the Territory. If TWIN Entertainment fails to adequately fulfill this obligation, the infringed licensor may take whatever action it deems appropriate. If the infringed licensor exercises its right of action, it will bear all associated expenses and receive all resulting benefits.

TWIN ENTERTAINMENT'S OBLIGATIONS

         Pursuant to the joint venture license agreement, TWIN Entertainment is obligated to fulfill certain performance criteria, including (1) execution of a definitive agreement with a multiple system operator or other distributor whereby such entity will offer TWIN Entertainment's interactive television service to an excess of 1 million subscribers by September 1, 2000; (2) execution of definitive agreements(s) whereby TWIN Entertainment receives funding of at least $10 million by January 1, 2001; and (3) commercial launch by TWIN Entertainment of an interactive service by April 1, 2001. In the event that TWIN Entertainment fails to meet any of these performance criteria, each licensor has the option, exercisable upon written notice to TWIN Entertainment and the other licensor within a specified period, to convert its license grant from exclusive to non-exclusive and/or terminate its non-competition obligations. However, if one licensor unreasonably prevents TWIN Entertainment from meeting any of its performance criteria, such licensor will not have the right to convert its license grant from exclusive to non-exclusive basis or terminate its non-competition obligations. In the event of such a "prevention," the other licensor will have the option, exercisable upon written notice to TWIN Entertainment and the "preventing" party within a specified period, to convert such other licensor's license grant from exclusive to non-exclusive basis, provided the "preventing" party does not cure the breach within 30 days of receipt of notice. Any such license conversion or termination of non-competition obligations by the "non-preventing" party will not modify, terminate or otherwise affect the exclusivity of the license grant by or the non-competition obligations of the "preventing" party.

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OUR AND TWO WAY'S OBLIGATIONS

         TWO WAY'S SUPPORT AND TRAINING SERVICES. Subject to certain limitations, Two Way is obligated to provide TWIN Entertainment with initial as well as on-going technical training and support services in connection with TW's Proprietary Rights. TWIN Entertainment agrees to pay Two Way support fees (and reimbursements for certain initial transition services) in the amount of four percent of TWIN Entertainment's gross revenues received prior to the fifth anniversary of the date of the joint venture license agreement, and three percent of TWIN Entertainment's gross revenues received any time afterwards. Subject to our prior written approval, TWIN Entertainment may elect to terminate Two Way's technical training and support services. Upon termination, TWIN Entertainment will cease to have payment obligations to Two Way, and Two Way will have no further technical training and support, delivery and non-competition obligations to TWIN Entertainment, and Two Way's license grant to TWIN Entertainment becomes non-exclusive.

         DELIVERY OBLIGATIONS. Subject to the terms of the joint venture license agreement, Two Way must deliver its current technology and proprietary rights in tangible form to TWIN Entertainment. Further, subject to the terms of the joint venture license agreement, Two Way must, on an on-going basis, deliver all new Two Way technology and proprietary rights that are related to TWIN Entertainment's business to TWIN Entertainment. We must deliver to TWIN Entertainment a copy of each IN Patent and related documents in existence as of the date of the joint venture license agreement.

RIGHT OF FIRST REFUSAL

         RESERVATION OF RIGHTS. We have no obligation to license any of our respective technology or proprietary rights developed after the date of the joint venture license agreement to TWIN Entertainment. Two Way has no obligation to license any of its technology or proprietary rights independently developed by it after the date of the joint venture license agreement or coming into existence after the date of the joint venture license agreement, PROVIDED such technology or proprietary right is entirely new and not related to TWIN Entertainment's business. However, we must and Two Way must offer TWIN Entertainment a right of first refusal to any such technology or proprietary right pursuant to the procedures described below. Subject to the board determination and the procedures described below, the joint venture license agreement sets forth that the determination of "related to TWIN Entertainment's business" will be broadly interpreted.

         OUR AND TWO WAY'S RIGHT OF FIRST REFUSAL. In any country where only one licensor, either us or Two Way, is actively marketing products or services, that licensor has the right of first refusal to enter into an exclusive license in that country for any technology wholly-owned by TWIN Entertainment. In any country where both licensors are actively marketing their products and services, each licensor has the opportunity to enter into a non-exclusive license with TWIN Entertainment in that country on substantially similar terms and conditions. Further, TWIN Entertainment is prohibited from licensing its technology to a third party in that country. If neither licensor is actively marketing its products or services in a country, both licensors are free to negotiate for an exclusive or non-exclusive license for the technology for that country. Further, if TWIN Entertainment wishes to license its technology to a third party, it must provide each licensor with a 30-day prior written notice of its intent prior to doing so. If either licensor delivers a written notice to TWIN Entertainment within 30 days indicating a desire to enter into a license agreement for such technology in the specified country, TWIN Entertainment must negotiate exclusively and in good faith with such licensor for a period of 60 days. If no agreement is reached after 60 days, TWIN Entertainment may proceed to license that technology to a third party, provided the license is on no better terms than those offered to the last licensor that negotiated with TWIN Entertainment.

         EXCLUSION OF TWO WAY'S TECHNOLOGY OR PROPRIETARY RIGHTS. If Two Way excludes any of its technology or proprietary rights from the license grant to TWIN Entertainment based on Two Way's good faith belief that such technology or proprietary right is not related to TWIN Entertainment's business, Two Way must notify us and TWIN Entertainment of its intent and present such technology or proprietary right to TWIN Entertainment's board of directors for their review prior to making the same available to a third party. TWIN Entertainment's board of directors will hold a special meeting to decide whether the specified technology or proprietary right is related to TWIN Entertainment's business. An unanimous decision that the specified technology or proprietary right is NOT related to TWIN Entertainment's business is conclusive if such a decision was determined by director(s) representing us and Two Way. If the decision is not unanimous, the specified technology or proprietary right will be deemed as related to TWIN Entertainment's business. Except for an unanimous vote in which director(s) representing us and Two Way participated, we may or Two Way may request arbitration if either believes the final vote to be unreasonable. Further, we may or Two Way may request arbitration if either believes the final vote to be unreasonable and neither was represented by a representative director on TWIN Entertainment's board of directors. If neither us nor Two Way was represented by a representative director on TWIN Entertainment's board, then the entire board will decide whether the specified technology or proprietary right of Two Way is related to TWIN Entertainment's business and unless such vote is unanimous, either Two Way or us may request arbitration.

         TWIN ENTERTAINMENT'S RIGHT OF FIRST REFUSAL. After the date of the joint venture license agreement, if we develop any technology that is related to TWIN Entertainment's business or if Two Way develops any technology that is not related to TWIN Entertainment's business and either of us desires to disclose, license or otherwise make such developed technology available to a third party in the Territory, such licensor must promptly notify the other licensor and TWIN Entertainment of its intent, and for a period of 30 days following the receipt of notice, TWIN Entertainment has the right to accept the terms such licensor offers in such notice, or negotiate further if the licensor is willing. If TWIN Entertainment does not unconditionally accept the offered terms, then such licensor may license such technology to a third party on terms and conditions no more favorable than those offered to TWIN Entertainment.

LIMITATION OF LIABILITY

         REPRESENTATIONS AND WARRANTIES. Two Way represented in the joint venture license agreement that (1) it and its licensors are the sole and rightful owners of all right, title and interest in and to its technology and proprietary rights, except as disclosed in the joint venture license agreement;
(2) the same do not infringe or misappropriate any third-party copyright or trade secret rights; and (3) to the best of its knowledge, no claims have been made with respect to the same. Similarly, we represented that (1) other than third-party licenses disclosed in the joint venture license agreement, we and our licensors are the sole and rightful owners of all right, title and interest in and to the IN Patents and we have the unrestricted right to license the IN Patents; (2) to the best of our knowledge, except as disclosed in the joint venture license agreement, no claims have been made with respect to the same; and (3) as of the date of the joint venture license agreement, the patents and patent applications listed in the joint venture license agreement comprised of all of IN Patents issued or filed in the Territory.

         LIMITATION OF LIABILITY. Neither licensor made any warranty as to the validity of any of its respective patents or that its respective patents are or will be free from claims of infringement by third parties. Also, all implied warranties and claims to consequential damages were disclaimed by all parties to the joint venture license agreement. Notwithstanding the foregoing, each party's liability arising out of or related to the joint venture license agreement is limited to five million dollars; EXCEPT, Two Way's liability will not exceed ten million dollars if that liability arises out of or relates to a third-party claim based on Two Way's breach of its representations regarding (1) ownership of its technology and proprietary rights; or (2) infringement or misappropriation by Two Way of its technology of any third-party copyright or trade secret rights; or any claim that TW's Proprietary Rights licensed to TWIN Entertainment infringes or misappropriates any copyright, trade secret, trademark or other proprietary rights (other than patents) of any third party.

         INDEMNIFICATION. We agreed and Two Way similarly agreed to defend, indemnify and hold TWIN Entertainment and the other licensor harmless against any liability based on a breach of any representation and warranty made in the joint venture license agreement. Further, Two Way agreed to defend, indemnify and hold TWIN Entertainment and us harmless against any claim that TW's Proprietary Rights licensed to TWIN Entertainment infringes or misappropriates any copyright, trade secret, trademark or other proprietary rights (other than patents) of any third party. However, Two Way will have no indemnification obligations if the claim is based on TWIN Entertainment's modification of TW's Proprietary Rights. The sole remedy by TWIN Entertainment and Two Way for our breach of representation regarding our ownership of the IN Patents is the right to seek monetary damages if the breach is material. Each licensor's indemnification obligations require written notice of the claim, control of defense by the indemnifying party and cooperation from the other parties.

CONFIDENTIALITY

         Without express authorization and except under specific circumstances, for a period of 10 years from the date of disclosure, each party to the joint venture license agreement agrees not to disclose, use or permit the disclosure or use by others of any of the other party's source code and other information or materials marked or orally identified as "confidential" or "proprietary" by the disclosing party. A longer non-disclosure period may apply upon request.

TERMINATION OF THE JOINT VENTURE LICENSE AGREEMENT

         Either we may or Two Way may terminate each's respective license grant upon written notice if TWIN Entertainment materially breaches certain material obligations and fails to cure or make a reasonable effort to cure such breach within 30 days of written notice of the breach. A material obligation includes
(1) observing the terms and conditions of our and Two Way's license grant; (2) paying technical training and support fees to Two Way; and (3) observing confidentiality obligations. Upon termination, such licensor's rights and obligations under the joint venture license agreement are released and the other licensor may terminate its license grant to TWIN Entertainment upon written notice. Further, if TWIN Entertainment enters into a bankruptcy, reorganization, liquidation or receivership proceeding, all license grants to TWIN Entertainment terminate and each's respective license grants are released from the non-competition obligations.

         Similarly, upon our or Two Way's material breach of any material provision of the joint venture license agreement and failure to cure or make a reasonable effort to cure such breach within 30 days of written notice of the breach, TWIN Entertainment has to right to seek arbitration or injunctive relief, terminate the breaching licensor's license upon written notice and/or purchase the breaching licensor's equity interest in TWIN Entertainment at its fair market value less 25 percent. The non-breaching licensor has the right, if TWIN Entertainment elects to terminate the breaching licensor's license, to convert its own license grant from exclusive to non-exclusive and/or to purchase the breaching licensor's equity interest in TWIN Entertainment at the same discount if TWIN Entertainment fails to do so. If any bankruptcy, liquidation or winding-up proceeding is instituted against us or Two Way, TWIN Entertainment has the right to purchase such licensor's equity interest in TWIN Entertainment at its fair market value or allow the other licensor to do so if TWIN Entertainment fails to do so.

GOVERNING LAW AND ARBITRATION

         The joint venture license agreement is governed by the laws of the State of California, U.S.A. If a dispute arises, any party may choose to settle the matter by binding arbitration under the rules of the American Arbitration Association in San Francisco, California, U.S.A. or such other mutually agreed upon location. The parties agree that any judgment resulting from such arbitration proceeding is final and binding.

OUR OPERATIONS AFTER THE EXCLUSIVE LICENSE GRANT

         If the proposed exclusive license grant of the IN Patents to TWIN Entertainment in the Territory is approved by our shareholders, our license grant of the IN Patents and Two Way's license grant of TW's Proprietary Rights to TWIN Entertainment will become exclusive. Upon the exclusivity of our and Two Way's license grants, TWIN Entertainment will be solely responsible for developing, marketing and providing digital and analog interactive products, services and technology, as well as policing, protecting and enforcing our and Two Way's intellectual property licensed to it in the Territory. We will, however, have to the right to create, develop or engage in business activities within or outside the scope of TWIN Entertainment's business, provided that such business activities do not directly compete with TWIN Entertainment's then-current primary business activities.

         We will receive no royalty payment for the perpetual (except for certain termination rights), exclusive license grant of the IN Patents to TWIN Entertainment in the Territory. Rather, we seek to receive a favorable return on our equity investment in TWIN Entertainment.

         With access to both the IN Patents and TW's Proprietary Rights, we believe that TWIN Entertainment will have better resources to develop, market and provide digital and analog interactive products, services and technology in the Territory. Further, we believe that the exclusive licensing arrangement is more cost-effective and has better revenue-generating potential because such an arrangement diminishes TWIN Entertainment's burden of competing with us or Two Way or with a third party using our or Two Way's intellectual property. For greater detail of our board of directors' decision to recommend the exclusive license grant, see "Board of Directors' Reasons for Recommending the Exclusive License Grant" on page 7.

SELECTED FINANCIAL DATA

         The selected financial data is contained in the Annual Report on Form 10-K for the fiscal year ended 1999 filed with the Commission on April 14, 2000 and in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2000 to be filed with the Commission on May 15, 2000, and both reports are incorporated herein by reference.

RISK FACTORS RELATED TO THE EXCLUSIVE LICENSE GRANT

         IN ADDITION TO OTHER INFORMATION INCLUDED AND INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT, OUR SHAREHOLDERS SHOULD CAREFULLY CONSIDER THE RISKS DESCRIBED BELOW IN DETERMINING WHETHER TO APPROVE THE EXCLUSIVE LICENSE GRANT AT THE ANNUAL MEETING.

WE WILL DEPEND SUBSTANTIALLY ON A THIRD PARTY TO GENERATE REVENUE FROM PRODUCTS, SERVICES AND TECHNOLOGY EMBODYING OUR CURRENT INTELLECTUAL PROPERTY.

         Upon approval by our shareholders, the exclusive license grant will shift all responsibility for the development, marketing and provision of products, services and technology for interactive television systems and other telecommunications applications embodying our current patents in the Territory to a third party, TWIN Entertainment. A favorable return on our equity investment in TWIN Entertainment will depend significantly on its ability to generate substantial sales and revenues from these products and services. We cannot assure you that we will receive a favorable return of our equity investment in TWIN Entertainment in exchange for our exclusive license grant of IN Patents in the Territory. In addition, while we are contributing the exclusive use of our intellectual property in our primary markets to TWIN Entertainment upon approval of the exclusivity of the license grant, we will receive only half of any dividend declared by TWIN Entertainment.

WE MAY NOT HAVE AN ADEQUATE REMEDY IF TWIN ENTERTAINMENT FAILS TO SATISFY ITS OBLIGATIONS UNDER THE JOINT VENTURE LICENSE AGREEMENT.

         If TWIN Entertainment does not meet its obligations under the joint venture license agreement, our primary remedies will be to convert our license grant from exclusive to non-exclusive or to terminate the joint venture license agreement. The conversion to non-exclusivity or the termination of the joint venture license agreement are feasible remedies only if we can identify and secure other favorable strategic partners or third parties to license our intellectual property or if we are able to internally develop, market and sell products and services embodying our intellectual property before our patents expire. We cannot assure you that we will be able to meet these challenges in the event that TWIN Entertainment fails to satisfy its obligations under the joint venture license agreement, and if we cannot, our business, prospects and financial condition will be harmed.

THE BENEFITS FROM THE INTEGRATION OF OUR AND TWO WAY'S INTELLECTUAL PROPERTY MAY NOT BE REALIZED.

         Achieving the benefits of our exclusive license grant will depend in part on the successful integration of our and Two Way's intellectual property by TWIN Entertainment and its successful development, marketing and provision of products, services and technology for interactive television systems and other telecommunications applications incorporating the combined intellectual property. None of the parties to the joint venture license agreement has significant experience relating to a strategic alliance on the scale and under the circumstances contemplated by the joint venture license agreement. We cannot assure you that we will be successful in integrating our intellectual property with Two Way's or that the combined intellectual property will be successfully incorporated by TWIN Entertainment. Further, we cannot assure you that the successful business operations of TWIN Entertainment can be effected in a timely manner, if at all. If the anticipated benefits from the exclusive license grant are not realized due to the occurrence of any one of the above risks, our business and operating results could be seriously harmed.

WE ARE SUBJECT TO NON-COMPETITION OBLIGATIONS UNDER THE JOINT VENTURE LICENSE AGREEMENT WHICH COULD LIMIT OUR ABILITY TO CONDUCT OTHER BUSINESS.

         If the exclusive license grant is approved and to the extent that either TWIN Entertainment or Two Way challenges any of our business activities unrelated to TWIN Entertainment's business based on our non-competition obligations under the joint venture license agreement, we may be required to incur significant time, effort, expense and possibly litigation to enforce our rights to conduct business activities that do not directly compete with TWIN Entertainment's then-current primary business activities. Litigation, whether successful or not, could harm our relationship with TWIN Entertainment and/or Two Way, divert our management's time and result in substantial costs, any of which could seriously harm our business.

IF WE FAIL TO ADEQUATELY PROTECT OUR INTELLECTUAL PROPERTY RIGHTS, WE MAY BE LIABLE TO TWO WAY AND TWIN ENTERTAINMENT UNDER THE JOINT VENTURE LICENSE AGREEMENT.

         We rely or may in the future rely on a combination of patent, trademark, trade secret and copyright law and contractual restrictions to protect the proprietary aspects of our technology. Despite our efforts, we may not be successful in protecting our intellectual property or unauthorized parties may attempt to copy aspects of our technology. Litigation may be necessary in the future to enforce and protect our intellectual property rights and determine the validity and scope of our and others' proprietary rights. Pursuant to the terms and conditions of the joint venture license agreement, we have represented that to our knowledge, we own all right, title and interest in and to the IN Patents and all related proprietary rights. If there are unknown defects in our ownership of those rights, we may be liable to Two Way and TWIN Entertainment if a third party successfully challenges our ownership and our financial condition may be harmed.

CHANGE IN OUR BUSINESS STRATEGY UPON THE APPROVAL BY OUR SHAREHOLDERS OF THE EXCLUSIVITY OF THE LICENSE GRANT MAY DEPRESS THE PRICE OF OUR COMMON STOCK.

         Completion of the proposed exclusive license grant and other related transactions represent a significant departure from our initial business strategy. Subsequent to the approval of the exclusive license grant, all responsibility for the development, marketing and sale of products, services and technology for interactive television systems and other telecommunications applications embodying our patents in the Territory will be shifted to a third party (although a 50% affiliate). We have plans to engage in other activities, but cannot assure you that we will successfully develop other technologies or services or that any such new businesses will generate sufficient revenue. There is no operating history upon which to assess whether or not our strategic alliance with Two Way and TWIN Entertainment to develop, market and sell products, services and technology embodying our and Two Way's intellectual property will succeed or whether the anticipated return on our equity investment in TWIN Entertainment will be realized. As a result of these uncertainties, the price of our common stock may be adversely affected.

THERE IS NO PUBLIC MARKET FOR THE TWIN ENTERTAINMENT'S COMMON STOCK WE
PURCHASED.

         Pursuant to the stock purchase agreement, we purchased half of the outstanding shares of TWIN Entertainment's common stock. There is currently no public market for TWIN Entertainment's common stock nor can we assure you that a trading market for this common stock will develop in the future. Further, TWIN Entertainment has no obligation to pay us dividends on its common stock, and we may not be able to resell TWIN Entertainment's common stock at a price that reflects its fair market value, if at all. Upon the approval of the exclusivity of our license grant to TWIN Entertainment, our business and financial condition will depend significantly on receiving a favorable return on our purchase of TWIN Entertainment's common stock. If we are unable to divest our equity investment in TWIN Entertainment or if we divest our equity investment at a discount, our operating results and financial condition could be adversely affected.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR THE EXCLUSIVE LICENSE GRANT

         THE FOLLOWING DISCUSSION DOES NOT ADDRESS TAX CONSEQUENCES WHICH MAY VARY WITH, OR ARE CONTINGENT ON, INDIVIDUAL CIRCUMSTANCE. MOREOVER, THIS DISCUSSION DOES NOT ADDRESS ANY NON-INCOME TAX OR ANY FOREIGN, STATE OR LOCAL TAX CONSEQUENCES OF THE PROPOSED EXCLUSIVE LICENSE GRANT. THIS DISCUSSION DOES NOT ADDRESS THE TAX CONSEQUENCES OF ANY TRANSACTION OTHER THAN THE PROPOSED EXCLUSIVE LICENSE GRANT.

         The exclusive license grant of the IN Patents to TWIN Entertainment in the Territory is intended to qualify for non-recognition of gain or loss for federal income tax purposes. However, the federal income tax treatment of the exclusive license grant is not entirely clear. The exclusive license grant (either taken together with the exclusive license grant by Two Way, or taken together with all of the transactions under the joint venture and stock purchase agreement and the joint venture license agreement) could be viewed for federal income tax purposes as a transaction qualifying for tax-free treatment under
Section 351 of the Internal Revenue Code of 1986, as amended (the "Code"): that is, a transfer of property by one or more transferors to a domestic corporation controlled by the transferors, without the receipt by the transferors of any consideration other than stock of the controlled corporation. The exclusive license grant will also qualify for non-recognition treatment if it is determined for federal income tax purposes to be a non-taxable, voluntary shareholder contribution to the capital of TWIN Entertainment. If the Internal Revenue Service were to successfully assert that the exclusive license grant does not qualify for non-recognition treatment due to the absence of any applicable authority directly on point, we could recognize taxable income or gain equal to the fair market value of the TWIN Entertainment common stock and related rights considered for federal income tax purposes to have been received in exchange for the exclusive license grant.

         Although it is our intention to do so, we have not filed federal and state income tax returns for the years ended December 31, 1994 through December 31, 1999. As of December 31, 1993, we had approximately $47 million and $23 million of federal and California net operating losses, respectively. We also had approximately $456,000 and $190,000 of federal and California research and experimentation credits carryforwards, respectively.

         We have not determined whether the reorganization of our business or the lack of proper filing of income tax returns from December 31, 1993 through December 31, 1998 has caused us to forfeit our net operating loss carryforwards.

         Should the net operating losses and credits described above be available for use, such carryforwards may be restricted in the event of an "ownership change", as defined in Section 382 of the Internal Revenue Code. We did have such a change in July 1989, and again in November 1991, subjecting $13.9 million of our net operating loss carryforwards to an annual limitation not to exceed $1.6 million. We have not determined whether an ownership change has occurred after December 31, 1993. Further, Section 382 provides that in the event we cease our trade or business, our net operating losses and credit carryforwards would be forfeited.

         Management believes there are sufficient net operating loss carryforwards to offset any taxable income earned in 1999.

         Even if the exclusive license grant were determined to be a taxable transaction as described above, there should not be any federal income tax consequences for our shareholders. However, you should consult your own tax advisors if you have specific questions regarding the tax consequences of the proposed exclusive license grant.

ACCOUNTING TREATMENT FOR THE PROPOSED EXCLUSIVE LICENSE GRANT

         We intend to account for the exclusive license grant of the IN Patents to TWIN Entertainment in the Territory as an additional investment in a fifty-percent-owned domestic subsidiary. Income and losses will be recognized on the equity method in proportion to our proportion of ownership, when earned by TWIN Entertainment.

DIVIDEND POLICY RELATING TO THE PROPOSED EXCLUSIVE LICENSE GRANT

         We have never paid any dividend on our common stock since our inception and do not anticipate paying any dividend as a result of the transactions contemplated by the joint venture license agreement. We do not anticipate distributing any TWIN Entertainment common stock received pursuant to the joint venture and stock purchase agreement.

REGULATORY FILINGS AND APPROVALS REQUIRED TO COMPLETE THE PROPOSED EXCLUSIVE LICENSE GRANT

         No regulatory filings and approvals will be required to complete the proposed exclusive license grant of the IN Patents to TWIN Entertainment in the Territory.

AVAILABILITY OF PRINCIPAL ACCOUNTANTS

         A representative of Marc Lumer & Company is expected to be present at the annual meeting, will have the opportunity to make a statement about the proposed exclusive license grant, and will be available to respond to appropriate questions.

                                   PROPOSAL 2

             APPROVAL OF AN AMENDMENT TO THE 1999 STOCK OPTION PLAN

         THIS SECTION OF THE PROXY STATEMENT DESCRIBES ASPECTS OF THE 1999 STOCK OPTION PLAN. THE DESCRIPTION OF THE 1999 PLAN SET FORTH BELOW IS ONLY A SUMMARY OF THE KEY TERMS AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE COMPLETE TEXT OF THE PLAN. A COPY OF THE 1999 PLAN IS ATTACHED AS EXHIBIT B TO THIS PROXY STATEMENT AND IS INCORPORATED INTO THIS PROXY STATEMENT BY REFERENCE. YOU ARE URGED TO READ THE ENTIRE PLAN CAREFULLY

         At this annual meeting, our shareholders will be asked to vote on the proposed amendment to our 1999 stock option plan to increase the number of shares authorized for issuance under the plan from 3,650,000 shares to 5,000,000 shares.

         The 1999 plan, which was approved by our shareholders at our 1999 annual meeting, provides for the issuance of stock options and stock awards covering up to 3,650,000 shares of our common stock. Stock awards issued under the 1999 plan may be made in the form of stock options, stock grants or purchases. Our board of directors has concluded that the number of shares authorized under the 1999 plan will not be sufficient to achieve our objective of providing sufficient incentives to our management and employees. The increase in the authorized number of shares will enable us to retain talented employees and to attract talented new employees by offering them participation in the 1999 plan. Although we have no current plans to issue additional options, our management believes that without the ability to offer these incentives, we will not be able to attract and retain the services of those individuals essential to our growth and financial success.

         Shareholder approval of the amendment to our 1999 stock option plan is being sought to (1) permit options under the plan to qualify as incentive stock options under Section 422 of the Internal Revenue Code; (2) permit stock options and stock appreciation rights granted to our executive officers under the plan to qualify as "performance-based compensation" under 162(m) of the Internal Revenue Code; and (3) permit the 1999 plan to be eligible under the "plan lender" exemption from the margin requirements of Regulation G promulgated under the Exchange Act of 1934.

         OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AMENDMENT TO THE 1999 STOCK OPTION PLAN AND UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSAL.

GENERAL DESCRIPTION

         The 1999 plan was approved by our shareholders at our 1999 annual meeting. A total of 3,650,000 shares of our common stock were initially reserved for issuance over the ten year term of the 1999 plan. Options granted under the 1999 plan may be either incentive stock options, as defined in Section 422 of the Internal Revenue Code, or nonstatutory stock options. See "Federal Income Tax Consequences" below for information concerning the tax treatment of both incentive stock options and nonstatutory stock options. As of December 31, 1999, options to purchase approximately 2,737,500 shares were outstanding under the 1999 plan, no options to purchase shares had been exercised, and approximately 912,500 shares remained reserved for issuance.

SUMMARY OF 1999 STOCK OPTION PLAN

         The essential terms of the 1999 plan, as proposed to be amended, are summarized below. This summary is not intended to be a complete description of all terms of the 1999 plan.

PURPOSE

         The purpose of the 1999 plan is to advance our interests and the interests of our shareholders by giving employees, directors and consultants a proprietary interest in our success, thus providing them with an additional incentive to contribute toward our success.

ADMINISTRATION

         The 1999 plan is administered by our board of directors, or by a committee appointed by our board. The interpretation and construction of any provision of the 1999 plan by our board or the designated committee shall be final and conclusive.

ELIGIBILITY

         The 1999 plan provides that options may be granted to our and certain related entities' employees (including officers and employee directors), non-employee directors and consultants. The appointed committee selects the participants and determines the number of shares to be subject to each option.

         The value of the shares subject to all incentive stock options held by an optionee that become exercisable for the first time during any calendar year cannot exceed $100,000 (determined as of the date of grant). The 1999 plan provides that options to purchase a maximum of 1,000,000 shares of our common stock may be granted to any employee in any fiscal year.

VALUATION

         For purposes of establishing the option price and for all other valuation purposes under the 1999 plan, the fair market value per share of our common stock on any relevant date under the 1999 plan, in most cases, will be the closing selling price per share of our common stock on that date, as the price is reported on the OTC Bulletin Board.

TERMS OF OPTIONS

         Each option is evidenced by a stock option agreement between us and the person to whom such option is granted, which sets forth the terms and conditions of the option. The following terms and conditions generally apply to all options, unless the stock option agreement provides otherwise:

         EXERCISE OF OPTIONS. The administrator determines when options granted under the 1999 plan may be exercisable. An option is exercised by giving written notice of exercise to us specifying the number of full shares of our common stock and tendering payment to us of the purchase price. Unless otherwise provided in the stock option agreement, the purchase price of shares purchased upon exercise of an option may be paid by any of the following means, or by any combination thereof: (1) cash; (2) check; (3) other shares of our common stock;
(4) the optionee's instruction to us to withhold from the shares that would otherwise be issued upon exercise of the option that number of whole shares having a fair market value equal to the purchase price; (5) a cashless exercise/sale procedure (through which the funds to pay for the shares purchased upon exercise of an option are delivered to us by a broker upon receipt of stock certificates representing the shares being purchased).

         EXERCISE PRICE. The exercise price of options granted under the 1999 plan is determined by the administrator and must not be less than the fair market value of our common stock on the date the option grant. Where the participant owns stock representing more than ten percent of the total combined voting power of our or the related entities' outstanding capital stock, the exercise price for an incentive stock option must not be less than 110% of such fair market value.

         TERMINATION OF EMPLOYMENT. If an optionee's employment or other service with us terminates, for any reason other than permanent and total disability or death, options under the 1999 plan may be exercised not later than three months after such termination, but may be exercised only to the extent the options were exercisable on the date of termination subject to the condition that no option may be exercised after expiration of its term.

         DISABILITY. If an optionee should become permanently disabled and unable to carry out the responsibilities of the position held by the optionee by reason of any medically determinable physical or mental impairment while employed by or engaged in other service for us, options may be exercised at anytime within twelve months following the date of termination, but only to the extent the options were exercisable on the date of termination, subject to the condition that no option may be exercised after expiration of its term.

         DEATH. If an optionee should die while employed by or engaged in other service to us, or within three months after termination of employment or other service (or within twelve months if such termination is due to disability), options may be exercised at any time within twelve months following the date of death, but only to the extent the options were exercisable on the date of death, subject to the condition that no option maybe exercised after expiration of its term.

         TERMINATION OF OPTIONS. Each option granted under the 1999 plan expires no more than ten years after the date of grant. In no event shall the term of any option exceed five years in the case of any participant who owns stock possessing more than ten percent of the total combined voting power of our, or the related entities' outstanding capital stock.

         NONTRANSFERABILITY OF OPTIONS. An option is not transferable by the optionee other than by will or the laws of descent and distribution and is exercisable during his lifetime only by him, or in the event of his death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

         OTHER PROVISIONS. The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1999 plan as may be determined by our board of directors or the appointed committee.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         In the event of any change in our capital structure (whether by reason of any recapitalization, stock dividend, stock split, combination of shares or other similar change in corporate structure), appropriate adjustments shall be made in the number of shares subject to each option and the per share exercise price. The 1999 plan provides for appropriate adjustment to the maximum aggregate number of shares subject to options that may be granted to any employee. The designated committee may also adjust the number or class of securities covered by any option, as well as the exercise price, in the event that we effect a reorganization, recapitalization, rights offering or other increase or reduction of shares of our outstanding common stock or is merged or consolidated with or into any other corporation. Upon any merger or consolidation in which we are not the surviving entity, the sale or other disposition of all or substantially all of our assets, or an acquisition of more than fifty percent of the total combined voting power of our securities (except as otherwise determined by our board of directors or the designated committee), the options granted under the 1999 plan shall be assumed by the surviving entity or its parent, and if not assumed, the options shall terminate. In the event of the disposition of a related entity, the service of the optionees to the related entity shall be deemed to terminate, and the options of such optionees will be exercisable in accordance with the terms of the option agreements. However, the service of such optionees will not be deemed to terminate if such options are assumed by the successor entity or its parent.

AMENDMENT AND TERMINATION OF THE 1999 STOCK OPTION PLAN

         Our board of directors may amend the 1999 plan at any time or from time to time or may terminate the 1999 plan and, to the extent required by any applicable law, we must obtain shareholder approval of any amendment. However, no such action by our board or shareholders may alter or impair any option previously granted under the 1999 plan without the consent of the optionee. In any event the 1999 plan shall terminate in February 2009.

FEDERAL INCOME TAX CONSEQUENCES

         INCENTIVE STOCK OPTIONS

         Section 422 of the Internal Revenue Code provides favorable federal income tax treatment for "incentive stock options." When an option granted under the 1999 plan qualifies as an incentive stock option, the optionee does not recognize income for federal income tax purposes upon grant or exercise of the incentive stock option (unless the alternative minimum tax applies as discussed below). We are not allowed a deduction for federal income tax purposes as a result of the exercise of the incentive stock option regardless of the applicability of the alternative minimum tax. Upon a sale of the shares (assuming that the sale occurs no sooner than two years after the grant of the option and one year after the receipt of the shares by the optionee), any gain or loss will be treated as long-term capital gain or loss for federal income tax purposes.

         The favorable federal income tax consequences described above will not apply to the extent the optionee disposes of the shares acquired within one year of the date of exercise or two years of the date of grant of the option. In the event of a disqualifying disposition, the optionee generally will recognize ordinary income in the year of disposition equal to the difference between the exercise price and the lesser of (i) the fair market value of the stock at the date of exercise or (ii) the sale price of the shares. Any additional gain will be long-term or short-term gain, depending on how long the optionee has held the stock.

         ALTERNATIVE MINIMUM TAX

         The excess of the stock's fair market value over the exercise price of an incentive stock option, which is generally not subject to tax at the time of exercise, is treated as an item of income in determining an individual taxpayer's alternative minimum tax liability.

         NONSTATUTORY STOCK OPTIONS

         Options granted under the 1999 plan that do not qualify as incentive stock options are considered "nonstatutory" stock options and will not qualify for any special tax benefits to the optionee. Because our stock options are not deemed to have a readily ascertainable value, the optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon exercise of a nonstatutory stock option, the optionee will recognize ordinary income measured by the excess of the then fair market value of the shares over the option price. Upon a sale of the shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as ordinary income, will be treated as capital gain or loss.

         The income recognized by the optionee will be treated as wage compensation and will be subject to income and employment tax and withholding by us out of the current earnings paid to the optionee.

         COMPANY TAX DEDUCTIONS

         We generally will be allowed a tax deduction to the extent and in the year that compensation income is recognized by the optionee upon the exercise of nonstatutory stock options, provided we have withheld income and employment taxes in accordance with the law. We receive no deduction in connection with the exercise of an incentive stock option. In the event of a disqualifying disposition, however, we will be allowed a deduction for the amount of income recognized by the optionee for the tax year in which the disqualifying disposition occurs.

         As amended in 1993, the Internal Revenue Code limits the tax deduction for expenses in connection with remuneration of our chief executive officer and our four other most highly compensated executive officers during any fiscal year to the extent the remuneration of any such person exceeds $1,000,000 for such fiscal year. Under the Code, the remuneration to which this limit applies excludes certain types of "qualified performance-based compensation." The 1999 plan is designed to qualify option grants to such officers for the qualified performance-based compensation exception to the deduction limitation.

AMENDED PLAN BENEFITS

         We cannot currently determine the number of options to be granted in the future under the 1999 plan to all current executive officers as a group, all current members of our board of directors excluding current executive officers as a group, or all employees (excluding current executive officers) as a group. The following table sets forth information with respect to options granted under the 1999 plan during fiscal year 1999. There are no grants to these persons which would have been made in 1999 had the proposed amendment to the plan been approved:

                                                                                Weighted
                                                                                 Average
                                          Options           % of Total       Exercise Price
           Identity of Group              Granted        Options Granted        Per Share
           -----------------              -------        ---------------        ---------
Bruce Bauer, CEO                         1,000,000            36.5%               $0.59
All current executive officers,          1,300,000            47.5%               $0.58
  as a group
Directors that are not executive
  officers, as a group                     237,500             8.7%               $0.71
Employees that are not officers,                 0               0%                 -
  as a group

REQUIRED VOTE

         The affirmative vote of the holders of a majority of the shares of our common stock by proxy or in person at the annual meeting is required for the approval of the amendment to our 1999 stock option plan. Shareholders abstaining from voting on this proposal will be counted for purposes of determining a quorum, but will not be counted for purposes of calculating the vote with respect to this proposal. If a broker returns a "non-vote" proxy as to this proposal, including a lack of authority to vote on this proposal, then the "broker non-vote" proxy will not be considered as present or voting with respect to this proposal.

RECOMMENDATION OF THE BOARD

         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO OUR 1999 STOCK OPTION PLAN.

                                   PROPOSAL 3

                              ELECTION OF DIRECTORS

         At the annual meeting, four directors, which constitute our entire current board of directors, are to be elected to serve until the next annual meeting of the shareholders or until their successor are elected and qualified, or until the death, resignation, or removal of the director.

         The California General Corporation Law as well as our articles of incorporation and bylaws require shareholder election of the nominees for director.

         It is intended that the proxies will be voted for the four nominees named below for election to our board of directors unless authority to vote for any of the nominee is withheld. There are four nominees, all of whom are currently our directors. Each person nominated for election has agreed to serve if elected, and our board has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who is designated by the current board to fill the vacancy. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the nominees named below. The four candidates receiving the highest number of the affirmative votes of the shares entitled to vote at this annual meeting will be elected our directors. The proxies solicited by this proxy statement may not be voted for more than four nominees.

NOMINEES

         Set forth below is information regarding the nominees to our board of directors.

           NAME                AGE                    POSITION                     FIRST ELECTED DIRECTOR
           ----                ---                    --------                     ----------------------
Bruce W. Bauer                 49     Chairman of the Board of Directors,                   1995
                                      President and Chief Executive Officer

John J. Bohrer                 77     Secretary, Treasurer and Director                     1995

William H. Green               73     Director                                              1998

William L. Groeneveld          34     Director                                              1998


         BRUCE W. BAUER has served as our chairman of the board of directors, president and chief executive officer since June 1998. Prior to that, he served as our secretary from November 1996 through June 1998, and has been a member of our board since October 1995. From 1980 to June 1998, Mr. Bauer owned and operated Unlimited Services and Marathon Management Services, which provided building and clean room services, supplies and consulting. Mr. Bauer received a B.S. degree from Wittenberg University in 1974.

         JOHN J. BOHRER has served as our secretary and treasurer since June 1998 and a member of our board of directors since October 1995. From July 1978 to June 1993, Mr. Bohrer served as a branch manager of Dickinson & Company, a firm rendering investment services. From June 1993 until his retirement in June 1997, he served as vice president and a branch manager of BDF Investments, which also renders investment services. He is now a semi-retired investor. Mr. Bohrer graduated from the New York Institute of Finance in 1947.

         WILLIAM H. GREEN has served as a member of our board of directors since June 1998. Since 1998, Mr. Green has served as a vice president of D.S.I. Corporation, a dredging specialty company. From 1993 to 1998, he served as a consultant in the aggregate division of Martin Marietta. He currently sits on the boards of various private companies. Mr. Green attended the University of Nebraska at Omaha from 1946 through 1949.

         WILLIAM L. GROENEVELD has served as a member of our board of directors since 1998. Since January 1995, Mr. Groeneveld has served as a head trader and vice president of Program Trading Corp.

VOTE REQUIRED

         The approval of the nominees as directors requires the affirmative vote of the holders of a plurality of the shares of our common stock voting by proxy or in person at the annual meeting. Shareholders abstaining from voting on this proposal will be counted for purposes of determining a quorum, but will not be counted for any other purpose; broker non-votes will not be considered as present or voting, and as such broker non-votes will have no effect on the vote for this proposal.

RECOMMENDATION OF THE BOARD

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE FOR ELECTION OF ALL OF THE NOMINEES FOR DIRECTORS.

BOARD MEETINGS AND COMMITTEES

         The board of directors held five meetings during fiscal year 1999. During fiscal year 1999, each director attended more than seventy-five percent of the aggregate of (1) the total number of meetings of the board of directors; and (2) the total number of meetings held by all committees of the board on which the director served. Additionally, the executive committee established by the board of directors held five meetings during fiscal year 1999. We have no audit or compensation committee.

         There are no family relationships among our executive officers or directors.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

         Summary of Cash and Certain Other Compensation

         The following summary compensation table sets forth the compensation earned by our current chief executive officer in fiscal year 1999 for his services rendered to us for the fiscal years ended December 31, 1999, 1998 and 1997. We had no executive officer in fiscal year 1999 whose compensation exceeded $100,000.00.

                                          SUMMARY COMPENSATION TABLE
                                                                                                  LONG-TERM
                                                             ANNUAL COMPENSATION             COMPENSATION AWARDS
                                                             -------------------             -------------------
                                                                                                 SECURITIES
                                                           SALARY              BONUS         UNDERLYING OPTIONS
 NAME AND PRINCIPAL POSITION                  YEAR            $                  $                   (#)
 ---------------------------                  ----    ----------------   ----------------  -----------------------
 Bruce W. Bauer                               1999          131,771                  0             1,000,000
 Chairman of the Board of Directors,          1998           67,708(1)               0               900,000
 Chief Executive Officer and President        1997                0                  0                     0


-----------------

(1) Represents partial year salary from June 14, 1998 through December 31, 1998 ($125,000 on an annualized basis).

OPTION GRANTS

         The following table sets forth information concerning the stock options granted to the named executive officer in the summary compensation table for the 1999 fiscal year. In accordance with the Securities and Exchange Commission rules, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on 5% and 10% assumed annual rates of compounded stock price appreciation. These amounts are based on certain assumed rates of appreciation and do not represent our estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of our common stock.

                                    OPTION GRANTS IN FISCAL 1999
                                        INDIVIDUAL GRANTS (1)

                         NUMBER OF
                        SECURITIES       PERCENT OF                                        POTENTIAL REALIZABLE
                        UNDERLYING      TOTAL OPTIONS                                 VALUE AT ASSUMED ANNUAL RATES
                          OPTIONS        GRANTED TO       EXERCISE                     OF STOCK PRICE APPRECIATION
                          GRANTED         EMPLOYEES         PRICE       EXPIRATION           FOR OPTION TERM
        NAME                (#)            IN 1999        ($/SHARE)        DATE             5%             10%
    -----------        ------------     -------------     ---------     ----------       ---------     ------------
Bruce W. Bauer         1,000,000(2)        90.91%           $0.59        6/16/2004         165,200          359,000


       --------------------

(1) Gains are reported net of the option exercise price but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation daily. Actual gains, if any, on stock option exercises are dependent on future performance of our common stock.

(2) All options under this grant were fully exercisable as of the date of the grant.

OPTION HOLDING AND EXERCISES AND OPTION VALUES

         The following table sets forth information concerning option holdings and exercises for the 1999 fiscal year and the aggregate value of unexercised options as of December 31, 1999 held by the named executive officer in the summary compensation table.

                             AGGREGATED OPTION EXERCISES IN FISCAL 1999
                               AND OPTION VALUES AT DECEMBER 31, 1999
                                                       NUMBER OF SECURITIES
                                                      UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                             AGGREGATE OPTION               OPTIONS AT              IN-THE-MONEY OPTIONS AT
                            EXERCISES IN 1999            DECEMBER 31, 1999             DECEMBER 31, 1999 (1)
                          ----------------------   ---------------------------     ---------------------------
                            SHARES     VALUE
                           ACQUIRED   REALIZED
                          ON EXERCISE    ($)
         NAME                  (#)       (2)       EXERCISABLE    UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
   -----------------      ------------   ------    ------------   -------------    -----------   -------------
Bruce W. Bauer                 0           0        2,050,000           0          $13,005,000         0


       --------------------------

(1) Calculated on the basis of the closing price of our common stock as reported on the OTC Bulletin Board on March 1, 2000 of $6.75 per share, minus the exercise price.

(2) Calculated on the basis of the broker's reported sale price of our common stock subject to the option, minus the exercise price.

EMPLOYMENT AGREEMENTS

         BRUCE BAUER

         On June 15, 1999, we entered into an employment agreement with Bruce Bauer, our chief executive officer. This agreement provides for an annual salary of $135,000 from June 15, 1999 through June 14, 2000, $145,000 from June 15,
2000 through June 14, 2001, and $155,000 from June 15, 2001 through June 14, 2002. No specific bonus provisions are included in this employment agreement. Should we terminate this employment agreement without cause or should Mr. Bauer terminate his employment for good reason, all earned salary amounts not previously paid plus an amount equal to the greater of Mr. Bauer's then-present salary for six months or the remainder of the term of the agreement shall become due and payable effective immediately and paid within a twenty four-hour period after the termination. A penalty of ten percent per annum interest, compounded daily shall be added effective after twenty-four hours on all unpaid balances due Mr. Bauer.

         On June 16, 1999, our board of directors granted Mr. Bauer, in connection with his renewed employment agreement, a fully vested option to purchase 1,000,000 shares of our common stock with a term of five years and an exercise price equal to $0.59 per share, the fair market value of our common stock at the time of the option grant.

         ROBERT BROWN

         On June 15, 1999, we entered into an employment agreement with Dr. Robert Brown, our chief technology officer. This agreement provides for an annual salary of $125,000 from June 22, 1999 through June 21, 2000, $135,000 from June 22, 2000 through June 21, 2001, and $145,000 from June 22, 2001 through June 21, 2002, and an option to purchase 300,000 shares of our common stock, vesting 1/3 on each anniversary of the agreement. No specific bonus provisions are included in the employment agreement. Dr. Brown is also entitled to vacation and standard benefits. Should we terminate the employment agreement without cause or should Dr. Brown terminate his employment for good reason, all earned salary amounts not previously paid plus an amount equal to the greater of Dr. Brown's then-present salary for six months or the remainder of the term of the agreement shall be paid upon such termination.

DIRECTOR COMPENSATION

         Our directors who are also employees do not receive any additional compensation for their services as directors. Directors who are not employees receive an annual stock option grant of 50,000 shares in lieu of cash competition. All directors are reimbursed for expenses incurred in connection with attending board of directors and committee meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Bruce Bauer and John Bohrer were officers of Interactive Network and during the last fiscal year participated in deliberations of our board of directors concerning executive officer compensation.

BOARD REPORT ON EXECUTIVE COMPENSATION

         Annual compensation of our executive officers is determined by our board of directors. Our board of directors was also responsible for administering the 1999 stock option plan, including the grant of options under such plan. Messrs. Bauer and Bohrer are our employees and have voted on matters relating to executive compensation and stock option grants, including their own compensation and stock option grants.

         We are currently operating with a skeleton staff of three officers (Mr. Bauer as president and chief executive officer, Mr. Bohrer as secretary and treasurer and Dr. Robert Brown as chief technology officer), and one administrative assistant and one secretary/receptionist, to conserve resources. We plan to rehire additional staff, as appropriate, in the future as our business develops. In that connection, we have and may also use and compensate consultants, including our advisory panel, to assist our management.

         Our compensation philosophy is to provide strong incentives to our executives to maximize the overall value of our company. Our executive officers are given an opportunity to participate in our growth through equity participation in the form of stock options granted under our option plan. As a result, our executive officers are directly rewarded for our performance as reflected in our stock price and given an additional incentive to contribute to our future success. Recent option grants have been made fully vested in order to induce our executives and directors to remain with us through the settlement with our creditors and in lieu of substantial cash compensation.

         Base salaries and stock option grants are initially determined on the basis of (1) the individual officer's position, and (2) our desire to attract and retain qualified personnel in a competitive marketplace. Salaries are generally reviewed annually and are subject to increases based on our determination that the individual's level of contribution to us has increased since his or her salary had last been reviewed and increases in competitive pay levels and the cost of living. Under normal circumstances, our board of directors also determines initial awards of stock options, within a range established for employees at various salary levels, based on the employee's position and responsibilities. As stock options held by employees, including executive officers, vest, we may approve grants of additional options based on the employee's past performance and contributions to us. There is no provision for bonus in the employment agreement of the current president and chief executive officer, although we may decide to award such in our discretion. No particular weighting is given to any of the factors considered.

PERFORMANCE GRAPH

         The following graph compares the cumulative total shareholder return on our common stock with that of the Standard & Poor's 500 Index and the Nasdaq Telecommunications Index. The comparison for each of the periods assumes that $100 was invested on December 31, 1994 in our common stock including reinvestment of dividends. These indices, which reflect formulas for dividend reinvestment and weighing of individual stocks, do not necessarily reflect returns that could be achieved by individual investors.


                            [PERFORMANCE GRAPH HERE]


                      12/31/94     12/31/95      12/31/96       12/31/97       12/31/98       12/31/99
Interactive Network,
  Inc.                 100.00         2.00          4.00          12.00          20.00         177.00
NASDAQ Telco. Index    100.00        83.00        109.00         112.00         165.00         270.00
NASDAQ Market Index    100.00       141.00        174.00         213.00         300.00         542.00
                       ------       ------        ------         ------         ------         ------

-----------------
(1) The graph assumes that $100 was invested on December 31, 1994 in our common stock, the NASDAQ Market Index and the NASDAQ Telecommunications Index and that all dividends were reinvested. No dividends have been declared or paid on our common stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

         Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, the preceding compensation committee report on executive compensation and the preceding performance graph shall not be incorporated by reference into any such filings, nor shall such report or graph be incorporated by reference into any future filings.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

         To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 1999, Section 16(a) filing requirements applicable to Messrs. Bauer, Brown, Bohrer, Green and Groeneveld, and former director Mr. Donald Graham were not complied with on a timely basis. However, all but former director Mr. Graham have since filed a Form 5 disclosure to bring their required disclosure up to date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of May 19, 2000, by
(i) each shareholder known to us to own beneficially more than 5% of our common stock; (ii) each of our directors; (iii) the named executive officer in the summary compensation table; and (iv) all of our directors and executive officers as a group.

                                                                                    APPROXIMATE
                                                                   SHARES           PERCENT
                                                                   BENEFICIALLY     BENEFICIALLY
NAME OF BENEFICIAL OWNER                                           OWNED(1)         OWNED(1)
------------------------                                           --------         --------
AT&T Corp. (2) .................................................    [7,773,815]     [20.00]%
      32 Avenue of the Americas
      New York, NY  10013-2412

National Broadcasting Company Holding, Inc. (3) ..............      [3,645,575]      [9.38]%
     30 Rockefeller Plaza
     New York, NY 10112

Voting Agreement (4) ...........................................    [7,814,589]     [20.11%]

David Lockton (5) ..............................................    [2,250,000]      [5.47%]

Bruce W. Bauer (6) .............................................    [2,150,500]      [5.03%]

John J. Bohrer (7) .............................................      [222,850]       *

William H. Green (8)............................................       [75,000]       *

William L. Groeneveld (9).......................................       [62,500]       *

Robert Brown (10)...............................................      [137,375]       *

All executive officers and directors as a group (5 persons) (11)    [2,548,225]      [6.19%]

-------------------

*      Less than 1% of outstanding shares.

(1) Except as indicated and pursuant to applicable community property laws, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

(2) Includes 2,942,907 shares held by Tele-Communications, Inc., a wholly-owned subsidiary of AT&T Corp.

(3) Includes 1,902,279 shares held by National Broadcasting Company Holding, Inc., a wholly-owned subsidiary of General Electric Company which are subject to the Voting Agreement (see footnote 4 below).

(4) Pursuant to a certain voting agreement, each of the parties to a certain settlement agreement agreed to vote their shares issued in such agreement as directed by a committee (except for matters relating to David Lockton and certain major transactions of our company), which will currently consists of John Bohrer, William H. Greene and Bruce Bauer. This agreement does not provide for any other joint action by the parties thereto. The parties to the voting agreement disclaim beneficial ownership of shares owned by other parties thereto, and the committee disclaims beneficial ownership of all of the shares subject to the voting agreement.

(5) David Lockton is claiming ownership of options to purchase 2,250,000 shares. He claims that one option granted in October of 1994 gave him the right to purchase 450,000 shares that may be acquired upon exercise of stock options that are currently exercisable and a second option granted as of November 3, 1995 gave him the right to purchase 1,800,000 shares that may be acquired upon exercise of stock options that are currently exercisable. We dispute the ownership and validity of these options. Trial on these matters is set for May 8, 2000 in U.S. Bankruptcy Court. We have no knowledge regarding Lockton's ownership of any other shares.

(6) Includes (i) 100,500 shares of Common Stock and (ii) 2,050,000 shares that may be acquired upon exercise of stock options that are currently exercisable.

(7) Includes 150,000 shares of Common Stock that may be acquired upon exercise of stock options that are currently exercisable.

(8) Includes 75,000 shares of Common Stock that may be acquired upon exercise of stock options that are currently exercisable.

(9) Includes 62,500 shares of Common Stock that may be acquired upon exercise of stock options that are exercisable.

(10) Includes 100,000 shares of Common Stock that may be acquired upon exercise of stock options that are currently exercisable within 60 days of March 1, 2000.

(11) Includes 2,337,500 shares of Common Stock that may be acquired upon exercise of stock options that are exercisable within 60 days of March 1, 2000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         We have entered into indemnification agreements with each of our directors and executive officers. These agreements require us to indemnify our directors and executive officers to the fullest extent permitted by California law.

         All future transactions between us and our executive officers, directors, principal stockholders and affiliates will be approved by a majority of our board of directors, including a majority of the disinterested, non-employee directors on our board of directors, and will be on terms no less favorable to us than could be obtained from unaffiliated third parties.

                                   PROPOSAL 4

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Marc Lumer & Company served as our independent public accountants for fiscal year 1999. As a matter of corporate policy, our board of directors is asking our shareholders to ratify the selection of Marc Lumer & Company as our independent public accountants for the fiscal year ending December 31, 2000.

         In the event our shareholders fail to ratify the appointment of Marc Lumer & Company as our independent public accountants, our board of directors will consider it as a direction to select other auditors for the subsequent year. Even if the selection is ratified, our board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our board determines that the change would be in our best interests and the best interests of our shareholders.

         A representative of Marc Lumer & Company is expected to be present at the annual meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

         On May 26, 1999, we filed a Form 8-K Report announcing that Interactive Network and KPMG LLP have each decided that it was in our best interest that KPMG LLP, our former independent accountants engaged to audit our financial statements, be replaced with an accountant more suitable to our current budgetary needs. This decision was made for Interactive Network by Bruce Bauer, our chief executive officer, and ratified by the executive committee of our board of directors. KPMG LLP's resignation was effective on May 20, 1999. On March 3, 2000, we engaged Marc Lumer & Company as our independent public accountants for the fiscal year ended December 1999.

         As is required by disclosure rules of the Securities and Exchange Commission, we must state any qualification in KPMG LLP's opinion for either of the last two years. KPMG LLP did state in its opinion for fiscal years ended December 31, 1998 and 1997 that certain contingencies described in its opinion and the uncertainties inherent in the bankruptcy process to which we were then subject raised substantial doubts about our ability to continue as a going concern. The following contingencies were referred to in KPMG LLP's opinion as the basis for its opinion, namely, our ability to: (1) formulate an acceptable plan of reorganization that will be confirmed by the Bankruptcy Court, and our ability to fully implement such a plan in compliance with a certain settlement agreement; (2) settle the claims of unsecured creditors within available cash resources as contemplated by our management; (3) develop an appropriate business plan and strategic direction for our planned future operations after reorganization, including conservation of available capital and working capital as we seek to further develop and exploit our patent portfolio; (4) confirm the availability of net operating tax losses after reorganization; and (5) generate adequate sources of working capital and other liquidity as necessary to meet future obligations. Subsequent to the issuance of KPMG LLP's opinion, the contingencies referred to in its opinion were resolved as follows: (1) the U.S. Bankruptcy Court confirmed our plan of reorganization under Chapter 11 of the Bankruptcy Act; (2) we consummated that certain settlement agreement with our senior secured creditors, as a result of which $38.4 million in principal and accrued interest of our senior secured debt was converted at $5.00 per share into 7,814,588 shares of our common stock, clear title to our patent portfolio and other assets was returned to us, and the senior secured creditors paid $10.3 million to us; (3) we began paying allowed claims of unsecured creditors in full and setting aside a reserve for claims we expect to contest within available cash resources; (4) we began to implement our business plan for developing and exploiting our patent portfolio, including the joint license agreement which is the subject of proposal one to this proxy statement; and (5) we believe we currently have adequate working capital to meet our obligations, based on our current business plan. We intend to undertake steps to calculate our available net operating tax losses. There were no disagreements in the two most recent fiscal years with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. We authorized KPMG LLP to respond fully to the inquiries of Marc Lumer & Company, its successor accountant. There were no "reportable events" (as defined in Item 304 of Regulation S-K) in our two most recent fiscal years.

         KPMG LLP's letter to the Securities and Exchange Commission, dated May 26, 1999, in response to our disclosure of its resignation in the Form 8-K Report, filed on May 26, 1999, is attached as EXHIBIT C.

REQUIRED VOTE

         The approval of the ratification of the selection of Marc Lumer & Company as our independent public accountants for the fiscal year ended December 31, 2000 requires the affirmative vote of the holders of a majority of the shares of our common stock voting by proxy or in person at the annual meeting. Shareholders abstaining from voting on this proposal will be counted for purposes of determining a quorum, but will not be counted for purposes of calculating the vote with respect to this proposal. If a broker returns a "non-vote" proxy as to this proposal, including a lack of authority to vote on this proposal, then the "broker non-vote" proxy will not be considered as present or voting with respect to this proposal.

RECOMMENDATION OF THE BOARD

         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF MARC LUMER & COMPANY AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                                 OTHER BUSINESS

         Our board of directors is not aware of any other matter which may be presented for action at the annual meeting. Should any other matter requiring a vote of the shareholders arise, the enclosed proxy card gives authority to the persons listed on the proxy card to vote at their discretion in our best interests.

                              SHAREHOLDER PROPOSALS

         Proposals of shareholders that are intended to be presented at our annual meeting of shareholders for the fiscal 2001 year must be received at our principal executive offices by [February 1, 2001], in order to be included in the proxy statement and proxy relating to that meeting.

                     INCORPORATION OF DOCUMENTS BY REFERENCE

         The selected financial data is contained in the Annual Report on Form 10-K for the fiscal year ended 1999 filed with the Commission on April 14, 2000 and in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2000 to be filed with the Commission on May 15, 2000, and both reports are incorporated herein by reference.



                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Bruce W. Bauer
                                            ------------------
                                            Bruce W. Bauer
                                            CHAIRMAN OF THE BOARD, PRESIDENT AND
                                            CHIEF EXECUTIVE OFFICER

Dated:  June __ ,  2000

                      THIS PROXY IS SOLICITED ON BEHALF OF
               THE BOARD OF DIRECTORS OF INTERACTIVE NETWORK, INC.
                   FOR THE ANNUAL MEETING OF THE SHAREHOLDERS
                           TO BE HELD ON JUNE 30, 2000

         The undersigned shareholder of INTERACTIVE NETWORK, INC., a California corporation, hereby acknowledges receipt of the notice of the annual meeting of INTERACTIVE NETWORK, INC. and the proxy statement, each dated __________, 2000, and hereby appoints Bruce W. Bauer and Dr. Robert Brown or any one of them, proxies, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the annual meeting to be held on June 30, 2000 at 9:00 a.m., local time, at San Mateo Marriott, 1770 South Amphlett Boulevard, San Mateo, California 94402, and at any adjournment or adjournments thereof, and to vote all shares of the common stock of INTERACTIVE NETWORK, INC., which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.


         THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW, AS MORE FULLY DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


         1. APPROVE THE EXCLUSIVE LICENSE GRANT OF THE IN PATENTS TO TWIN ENTERTAINMENT IN THE TERRITORY PURSUANT TO THE JOINT VENTURE LICENSE AGREEMENT, DATED AS OF JANUARY 31, 2000:


          _____    FOR              _____     AGAINST           _____    ABSTAIN



         2. APPROVE THE AMENDMENT TO INTERACTIVE NETWORK'S 1999 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER:


          _____    FOR              _____     AGAINST           _____    ABSTAIN



         3. ELECTION OF DIRECTORS:


          ____  FOR all nominees listed below   ____  WITHHOLD AUTHORITY to vote
                (except as indicated)                 for all nominees listed
                                                      below

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.

         Bruce W. Bauer
         John J. Bohrer
         William H. Green
         William L. Groeneveld


         4. RATIFY THE APPOINTMENT OF MARC LUMER & COMPANY AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF INTERACTIVE NETWORK FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000:


          _____    FOR              _____     AGAINST           _____    ABSTAIN



                                             DATED:  _____________________, 2000


                                             ___________________________________
                                             Signature



                                             ___________________________________
                                             Signature

                                             This Proxy should be marked, dated
                                             and signed by the shareholder(s)
                                             exactly as his or her name appears
                                             hereon, and returned promptly in
                                             the enclosed envelope. Persons
                                             signing in a fiduciary capacity
                                             should so indicate. If shares are
                                             held by joint tenants or as
                                             community property, both should
                                             sign.

                                                                       EXHIBIT A

                        JOINT VENTURE LICENSE AGREEMENT


                               Table of Contents

                                                                            Page
                                                                            ----
RECITALS                                                                       1
 1.  DEFINITIONS...........................................................    2
 2.  LICENSES TO TWIN......................................................    5
 3.  TRADEMARK LICENSE.....................................................   10
 4.  DELIVERY OBLIGATIONS..................................................   11
 5.  LICENSES FROM TWIN....................................................   13
 6.  SUPPORT AND TRAINING..................................................   13
 7.  OTHER LICENSOR OBLIGATIONS............................................   14
 8.  PAYMENTS..............................................................   17
 9.  TAXATION..............................................................   18
10.  INTELLECTUAL PROPERTY RIGHTS..........................................   19
11.  CONFIDENTIALITY.......................................................   19
12.  INDEMNIFICATION.......................................................   21
13.  WARRANTIES............................................................   22
14.  DISCLAIMER; LIMITATION OF LIABILITY...................................   25
15.  TERM AND TERMINATION..................................................   26
16.  MISCELLANEOUS.........................................................   28

EXHIBIT A - DESCRIPTION OF THE IN PATENTS
EXHIBIT B - TWIN BUSINESS
EXHIBIT C - PERFORMANCE CRITERIA
EXHIBIT D - DESCRIPTION OF CURRENT TW TECHNOLOGY
EXHIBIT E - THIRD-PARTY LICENSES
EXHIBIT F - SUPPORT SERVICES
EXHIBIT G - LITIGATION

                        JOINT VENTURE LICENSE AGREEMENT

     This Joint Venture License Agreement ("Agreement"), dated as of January 31, 2000 ("Effective Date"), is among Two Way TV Limited ("TW"), a corporation organized under the laws of England and Wales, having its principal office at Beaumont House, Kensington Village, Avonmore Road, London, England W148TS, Interactive Network, Inc. ("IN"), a California corporation having its principal office at 1161 Old County Road, Belmont, California 94002 U.S.A. (each a "Licensor" and together "Licensors") and TWIN Entertainment Inc. ("TWIN"), a Delaware corporation having its principal office at 50 Francisco Street, Suite 490, San Francisco, California 94111 U.S.A. (hereinafter collectively referred to as the "Parties" and individually as a "Party").

                                    RECITALS

     A. IN and TW have entered into a Joint Venture and Stock Purchase Agreement dated as of December 6, 1999 and contemporaneously with the execution of this Agreement are entering into a Stockholders Agreement and Investors Rights Agreement to establish TWIN to develop, market and supply digital (as well as analog) interactive and related services, products and technology in the Territory (as defined below).

     B. TW is, among other things, in the business of developing, marketing, and selling certain software and hardware products for interactive television systems and other telecommunications uses, and has developed valuable intellectual property related to such products, services and technology.

     C. IN is, among other things, in the business of designing, developing and licensing certain technology useful for interactive television and other telecommunications applications, and has developed valuable intellectual property related to such products, services and technology.

     D. TWIN desires Licensors to grant to TWIN, and Licensors are each willing to grant to TWIN, a license to use certain of their respective intellectual property rights for developing, marketing and supplying certain digital and analog interactive services, products and technology, in the Territory and subject to the terms and conditions as hereinafter set forth.

     E. Licensors have determined, through mutual agreement prior to the Effective Date, which of each Licensor's technology and intellectual property rights related to TWIN's business and existing as of the Effective Date will initially be licensed to TWIN.

     F. TWIN desires to receive from TW, and TW is willing to supply to TWIN, certain relevant technical training, maintenance and support services.

     G. Licensors desire TWIN to grant to Licensors, and TWIN is willing to grant to Licensors, a right of first refusal to license for use outside the Territory certain of TWIN's technology and associated intellectual property rights that may be developed in the future, subject to the terms and conditions as hereinafter set forth.

     ACCORDINGLY, in consideration of the mutual covenants and promises contained herein, the Parties agree as follows:

1.  DEFINITIONS.

     As used in this Agreement, the following terms shall have the following meanings:

     1.1 "Applicable Law" shall mean, as to any person, any statute, law, rule, regulation, directive, treaty, judgment, order, decree or injunction of any Governmental Authority that is applicable to or binding upon such person or any of its properties.

     1.2 "Approval Date" shall mean the date on which IN has received the requisite vote by IN's shareholders approving the grant to TWIN of an exclusive license under the Licensed Patents on the terms and conditions contained herein, which date shall occur before the six (6) month anniversary of the Effective Date.

     1.3 "Associated Agreements" shall mean the Joint Venture and Stock Purchase Agreement among the Parties dated as of December 6, 1999, and the Stockholders Agreement and Investors Rights Agreement among the Parties and TWIN of even date herewith.

     1.4 "Confidential Information" shall mean information or materials disclosed to a Party by another Party that are marked as "Confidential" or "Proprietary" or, if disclosed orally, identified as such at the time of disclosure and reduced by the disclosing Party to written form marked "Confidential" or "Proprietary" within twenty (20) days after oral disclosure. "Confidential Information" shall include, whether or not marked "Confidential" or "Proprietary," all source code of any Party.

     1.5 "Current TW Technology" shall mean all of the TW Technology and TW's Proprietary Rights developed, reduced to practice and/or existing prior to the Effective Date. A summary listing of certain key items of Current TW Technology is set for th in Exhibit D.
                 ---------

     1.6 "Customer" shall mean a Person having a valid business or residential mailing address in the Territory (which is not a post office box number unless there is another valid mailing address in the Territory) who receives TWIN services or products in the Territory. Customers may include, without limitation, telecommunications service, equipment and content providers; Internet service providers; cable television service, equipment and content providers; satellite television service, equipment and content providers; and end user consumers in the Territory.

     1.7 "Derivative Work" shall mean a "derivative work" or "compilation" within the meaning of such terms under the U.S. Copyright Act (17 U.S.C. (S) 101 et seq.), which meaning is as follows: a "derivative work" is a work based upon one or more preexisting works, such as a translation, abridgment, condensation, or any other form in which a work may be recast, transformed, or adapted, or a work consisting of editorial revisions, annotations, elaborations, or other modifications which, as a whole, represent an original work of authorship; and a "compilation" is a work formed by the collection and assembling of preexisting materials or of data that are selected, coordinated, or arranged in such a way that the resulting work as a whole constitutes an original work of authorship, and including collective works.

     1.8 "Effective Date" shall mean the date of this Agreement as set forth in the preamble.

     1.9 "Gannett Rights" shall mean the right of Gannett Co., Inc. to participate in opportunities related to real-time electronic news services on a national basis as described in the Stock Purchase Agreement listed in Exhibit E.
                                                                      ---------

     1.10 "Governmental Authority" shall mean any domestic or foreign government, governmental authority, court, tribunal, agency or other regulatory, administrative or judicial agency, commission or organization, and any subdivision, branch or department of any of the foregoing.

     1.11 "Gross Revenues" shall mean the total revenues derived from the sale, licensing, provision and distribution of products, services and technology and intellectual property rights by TWIN and its Subsidiaries, without duplication, less any sales, excise and consumption taxes and customs duties levied in respect of such transactions, accepted returns of the pertinent items, bona fide price adjustments (including distributor price adjustments), commissions, and any packing, shipping, transportation and insurance costs related to the sale of such items which costs are passed through to (i.e., the actual costs incurred are billed on to) a customer or other Person.

     1.12 "Handset Technology," as used herein, shall mean the subset of TW Technology comprising inventions, whether patented or not, software, hardware and knowhow that enable the transmission of data between a handheld transmitting device (e.g., a set-top box remote control device) and a receiving device (e.g., a set-top box) or between a set-top box to a handheld or other "slave" device.

     1.13  "IN Patents" shall mean the specific patents set forth in Exhibit A
                                                                     ---------
and the initial patents, if any, issuing on the applications set forth in Exhibit A and, in either case, any continuations, divisionals, continued
---------
prosecution applications, reissues, and reexaminations thereof (but excluding any continuations in part and new inventions).

     1.14 "IN Technology" shall mean all of IN's future content, interactive content, software (in source code, object code, byte code, script, or other form), software documentation, technologies, inventions, know-how, trade secrets, market and test data, technical data, techniques, methods, processes, and other technological materials or information that are wholly owned by IN.

     1.15 "Licensed Marks" shall mean all trademarks, service marks, trade names, logos and marks now owned or hereafter developed, acquired or used by TW in connection with the TW Technology Related to TWIN Business.

     1.16 "Localization" shall mean the adaptation of the TW Technology for purposes of developing the TWIN services and products and conducting the TWIN Business, including the conversion of art and other materials (including logos, if any) to American English for use in connection with the TWIN services and products. Any modification of the Licensed Marks shall be mutually agreed upon by the Parties in writing.

     1.17 "Performance Criteria" shall mean the performance milestones and schedule set forth in Exhibit C, as may be amended by the Licensors from time to
                      ---------
time hereafter in a writing signed by the Licensors.

     1.18 "Person" shall mean a natural individual, Governmental Authority, legal entity, partnership, firm, corporation and other association.

     1.19 "Proprietary Rights" shall mean, collectively, Patents, Trade Secrets, Copyrights, Moral Rights, rights in trade dress, design and maskwork rights, any rights analogous to those set forth in the preceding clauses, and all other intellectual property rights and proprietary rights, excluding trademarks and service marks, whether arising under the laws of the United States or any other state, country or jurisdiction in each case now existing or hereafter developed or coming into existence during the term of this Agreement. For purposes of this Agreement: (a) "Patents" shall mean all patent rights and all right, title and interest in all letters patent or equivalent rights and applications, including any reissue, extension, division, continuation, or continuation-in-part applications throughout the world; (b) "Trade Secrets" shall mean all right, title and interest in all trade secrets and trade secret rights arising under common law, state law, federal law or laws of foreign countries; (c) "Copyrights" shall mean all copyrights, and all right, title and interest in all copyrights, copyright registrations and applications for copyright registration, certificates of copyright and copyrighted interests throughout the world, and all right, title and interest in related applications and registrations throughout the world; and (d) "Moral Rights" shall mean any right to claim authorship, to prevent modification or other derogatory action in relation to the subject work, to withdraw from or control distribution, and any similar rights, existing under the law of any country or under any treaty, regardless of whether such right is referred to as a "moral right."

     1.20 "Related to TWIN Business" shall mean useful to, relevant to or capable of being used in connection with the TWIN Business, as broadly interpreted and as determined by vote in accordance with Section 2.6 with respect to TW's Proprietary Rights and TW Technology that are developed or reduced to practice or that come into existence on or after the Effective Date.

     1.21 "Subsidiary," with respect to a Party, shall mean any corporation, partnership or other entity, more than fifty percent (50%) of whose shares or ownership interests entitled to vote for the election of directors (other than any shares whose voting rights are subject to restriction) or, in the case of a noncorporate entity, the equivalent interests, are owned or controlled by such party, directly or indirectly, now or hereafter, but such corporation, partnership or other entity shall be deemed to be a Subsidiary only for so long as such ownership or control exists.

     1.22 "Territory" shall mean (a) the United States of America and all its territories, and Canada, and (b) such additional countries and jurisdictions as the Licensors may hereafter mutually agree in writing to include in the definition of "Territory."

     1.23 "TW Technology" shall mean all of TW's existing and future: content, interactive content, software (in source code, object code, byte code, script, or other form), software documentation, technologies, inventions, know-how, trade secrets, Handset Technology, circuit diagrams, schematics, logic-flow diagrams, market and test data, technical data, techniques, methods, processes, and other technological materials and information that are wholly owned by

TW or as to which, and only to the extent and subject to the conditions under which, TW has the right, as of the Effective Date or thereafter during the term of this Agreement, to grant licenses or sublicenses of the scope granted herein, without such grant resulting in the payment of royalties or other consideration to third parties (unless and until TW is reimbursed for any payments so made, in which case such information shall be included within TW Technology for any license or sublicense to TWIN) except for payments to a Subsidiary of TW, if any, or payments to third parties for TW Technology developed or created by such third parties while employed by TW or any Subsidiary thereof. TW Technology includes all of the foregoing and any improvements, enhancements and upgrades thereto hereafter developed or acquired by TW.

     1.24 "TWIN Business" shall mean the business activities expected to be conducted by TWIN as described in Exhibit B, and any additional business
                                  ---------
activities contained in any future business plan of TWIN or amendment thereto, which additional activities have been approved by the Board of Directors of TWIN and by both TW and IN.

     1.25 "TWIN Derivative Works" shall mean Derivative Works based on the TW Technology licensed to TWIN hereunder which are developed solely by (or under contract for) TWIN, and includes without limitation Localizations of the TW Technology and Licensed Marks.

     1.26 "TWIN Technology" shall mean all of TWIN's content, interactive content, software (in source code, object code, byte code, script, or other form), technologies, inventions, know-how, trade secrets, market and test data, technical data, techniques, methods, processes, and other technological materials or information that is wholly owned by TWIN (excluding all of the TW Technology and IN Patents, and associated Proprietary Rights thereto, that are licensed to TWIN hereunder).

2. LICENSES TO TWIN.

     2.1   TW License.  Subject to all the terms and conditions of this
           ----------
Agreement, TW hereby grants to TWIN a non-exclusive, royalty-free, perpetual (subject to termination under Section 16 ("Term and Termination")), non-transferable license under all of TW's Proprietary Rights (exclusive of the Licensed Marks), in the Territory, to:

           (a) Reproduce, publicly perform, publicly display, modify, distribute and otherwise use the Current TW Technology, the TW Technology Related to TWIN Business, and any TWIN Derivative Works thereof, including without limitation the rights to perform Localization and to create TWIN Derivative Works;

           (b) Reproduce and otherwise use the Current TW Technology, the TW Technology Related to TWIN Business, and TWIN Derivative Works for back-up, archival, maintenance, and technical support purposes;

           (c) Make, have made (which terms shall include the acts of assembling and/or testing), use, sell, offer for sale, import, lease and otherwise dispose of products and services in the Territory; and

           (d) Effective as of the Approval Date and only during the periods when the license granted in this Section 2.1 ("TW License") is exclusive, sublicense any of the foregoing rights in the Territory on a non-exclusive basis, provided that the other terms and conditions of any such sublicense are substantially similar to the terms and conditions of this Agreement, provided further that any such sublicense (or amendment or extension thereof) shall be subject to the prior written approval of TW, which approval shall not be unreasonably withheld, provided further that TWIN shall provide written notice to Licensors of the name and address of each sublicensee promptly upon entering any such sublicense, and provided further that such right to sublicense shall terminate immediately and automatically upon any conversion of the license grant in this Section 2.2 ("IN License") from exclusive to non-exclusive in accordance with the terms hereof. This right to sublicense shall not include the right of any sublicensee to grant further sublicenses.

The foregoing license shall become exclusive (even as against TW), effective as
                                   ---------
of the Approval Date, subject to Section 2.4 ("Performance Criteria"), Section 7.3(b) ("Casco Agreement") and Section 8.3 ("Termination of Support Fees").

     2.2   IN License.  Subject to all the terms and conditions of this
           ----------
Agreement and the Gannett Rights, IN hereby grants to TWIN a non-exclusive royalty-free, non-transferable license, under the IN Patents, for the life of such IN Patents (subject to termination under Section 16 ("Term and Termination")) in the Territory, to:

           (a) Make, have made (which terms shall include the acts of assembling and/or testing), use, sell, offer for sale, lease or otherwise dispose of products and services embodying the inventions described in the IN Patents; and

           (b) Effective as of the Approval Date and only during the periods when the license granted in this Section 2.2 ("IN License") is exclusive, sublicense any of the foregoing rights in the Territory on a non-exclusive basis, provided that the other terms and conditions of any such sublicense are substantially similar to the terms and conditions of this Agreement, provided further that TWIN shall provide written notice to Licensors of the name and address of each sublicensee promptly upon entering any such sublicense, provided further that any such sublicense (or amendment or extension thereof) shall be subject to the prior written approval of IN, which approval shall not be unreasonably withheld, and provided further that such right to sublicense shall terminate immediately and automatically upon any conversion of the license grant in this Section 2.2 ("IN License") from exclusive to non-exclusive in accordance with the terms hereof. This right to sublicense shall not include the right of any sublicensee to grant further sublicenses.

The foregoing license shall become exclusive (even as against IN), effective as
                                   ---------
of the Approval Date, subject to Section 2.4 ("Performance Criteria") and to the third-party rights and licenses under the IN Patents existing as of the Effective Date as set forth in Exhibit E. No other rights to the IN Patents or
                               ---------
any other Proprietary Rights of IN are granted by IN.

     2.3   Territorial Considerations.  The foregoing licenses in Section 2.1
           --------------------------
("TW License") and 2.2 ("IN License") include the following:

           (a) The incidental use of TWIN products and services by Customers while outside of the Territory, but TWIN shall not promote such access;

           (b) The incidental access to portions of TWIN products and services from outside the Territory via any and all telephonic, broadcast and electronic gateways and distribution channels, including without limitation telephone, television, Internet, satellite and other wireless broadcast, and cable networks, by third parties other than Customers by virtue of the accessibility of TWIN products and services through the Internet and wireless transmission media and methods, but TWIN shall not promote such access;

           (c) The caching in the Territory of content, software, and other portions of the TW Technology and TWIN Derivative Works by Internet Service Providers and other third parties providing network and infrastructure services for electronic and other gateways and distribution channels; and

           (d) Other ancillary and limited uses of or access to the TW Technology and TWIN Derivative Works by third parties other than Customers reasonably related to TWIN's implementation and delivery of TWIN products and services in the Territory.

     Notwithstanding the provisions of this Section 2.3 ("Territorial Considerations"), TWIN shall make its best commercial efforts to discourage third parties' and Customers' access to or use of TWIN's products and services outside the Territory and shall make reasonable efforts, if commercially feasible and practical, to prevent access to or use of TWIN's products and services outside the Territory.

     2.4   Performance Criteria.  The following provisions of Section 2.4
           --------------------
("Performance Criteria") shall become effective on the Approval Date and shall remain in effect thereafter only for so long as the license granted in Section
2.1 ("TW License") and/or the license granted in Section 2.2 ("IN License") are exclusive:

     In the event that TWIN does not meet any of the Performance Criteria in accordance with the schedule set forth in Exhibit C, each Licensor shall
                                               ---------
     have the option, exercisable by delivering written notice ("Conversion Notice") simultaneously to TWIN and the other Licensor within sixty (60) days after the date such particular Performance Criteria was not met, to convert to non-exclusive all of its license grants to TWIN set forth in
                -------------
     Sections 2.1, 2.2 and 2.3, as applicable, which conversion shall become effective thirty (30) days after receipt by both such Parties of the Conversion Notice and/or (b) terminate its non-compete obligations set forth in Section 7.1 (a) ("Non-compete During Exclusivity"), effective thirty (30) days after receipt by both such Parties of such written notice. Notwithstanding the foregoing, if a Licensor, whether through its representative(s) on the Board of Directors of TWIN and whether by acting or failing to act, unreasonably (i.e., without justification reasonable under the circumstances) prevents TWIN from meeting any (or all) of the Performance Criteria, such Licensor shall have no right under this Section
     2.4 to convert its license grants hereunder to non-exclusive licenses or to terminate its non-compete obligations in Section 7.1(a) ("Non-compete During Exclusivity"). In the event of such "prevention" by a Licensor ("Preventing Licensor") the other Licensor ("Non-Preventing Licensor") shall have the option, exercisable by delivering written notice simultaneously to TWIN and the Preventing Licensor within sixty (60) days after the later of the date the Non-Preventing Licensor first becomes aware of such prevention or the date the Performance Criteria was not met, to: (a) convert to non-exclusive all
                                                              -------------
     of its license grants to TWIN set forth in Sections 2.1, 2.2 and 2.3, as applicable, which conversion shall become effective thirty (30) days after receipt by TWIN and the Preventing Party of such written notice, and/or (b) terminate its non-compete obligations set forth in Section 7.1 (a) ("Non-compete During Exclusivity"), effective thirty (30) days after receipt by both such Parties of such written notice; provided, however, that the Non-Preventing Licensor shall not have such right if the Preventing Party cures such breach within thirty (30) days of receipt of such written notice such that the applicable Performance Criteria is met within such thirty (30) day cure period. Any such license conversion or termination of non-compete obligations by the Non-Preventing Party shall not modify, terminate or otherwise affect the exclusivity of the license grants by or the non-compete obligations of the Preventing Party, which shall remain unchanged.

     2.5   Reservation of Rights.
           ---------------------

           (a)  TW Reservation of Rights.  The Parties agree that TW shall have
                ------------------------
no obligation to license to TWIN, or provide support to TWIN for, TW Technology or TW's Proprietary Rights independently developed by TW after the Effective Date or coming into existence after the Effective Date which are entirely new and not Related to TWIN Business, but any such TW Technology and TW's Proprietary Rights shall nevertheless be offered to TWIN on a right of first refusal basis in accordance with Section 2.7 (i.e. only if TW wishes to make it available to any third party in the Territory).

           (b)  IN Reservation of Rights.  The Parties agree that IN shall have
                ------------------------
no obligation to license any IN Technology or any of IN's Proprietary Rights (other than the IN Patents licensed hereunder), but any such IN Technology and IN's Proprietary Rights developed by IN or coming into existence after the Effective Date shall nevertheless be offered to TWIN on a right of first refusal basis in accordance with Section 2.7 (i.e. only if IN wishes to make it available to any third party in the Territory).

     2.6   Determination of "Related to TWIN Business."  If TW intends or
           --------------------------------------------
desires at any time to exclude any TW Technology or any of TW's Proprietary Rights, other than the Current TW Technology, from TW's license grants to TWIN hereunder, based on TW's good faith belief that such TW Technology and/or TW's Proprietary Rights are not Related to TWIN Business, TW shall notify IN and TWIN prior to licensing or otherwise making such TW Technology and/or TW's Proprietary Rights available to any third party, and at least five (5) business days prior to a meeting of the TWIN Board of Directors ("Board"), that TW wishes to present such TW Technology and anticipated applications thereof to the Board at such meeting. TW shall thereafter make such presentation to the Board, providing appropriately detailed information and responding to Board member questions, and the Licensors' respective representatives on the Board ("Licensor Directors"), if any, shall vote on whether the TW Technology and/or TW's Proprietary Rights are not Related to TWIN Business. For purposes of such presentation and vote, TW shall have the right to call a special meeting of the Board upon not less than ten (10) business days' notice. The effects of the vote shall be as follows:

           (a)  Unanimous "Not Related" Vote. If the Licensor Directors agree
                ----------------------------                            -----
unanimously that the TW Technology and/or TW's Proprietary Rights at issue is
-----------
not Related to TWIN Business (so as not to be subject to TW's license and
---
delivery obligations hereunder), then the TW Technology and/or TW's Proprietary Rights shall be deemed not Related to TWIN Business and, effective as of the
                       ---
date of the vote, such TW Technology and/or TW's Proprietary Rights shall not be incorporated into this Agreement as TW Technology Related to TWIN Business. Such unanimous vote of the Licensor Directors shall be binding on TW and TWIN.

           (b)  Other Vote.  If the Licensor Directors vote in any other way
                ----------
than as set forth in the immediately preceding subsection (a), then the TW Technology and/or TW's Proprietary Rights shall be deemed Related to TWIN Business and, effective as of the date occurring ten (10) business days after the date of such vote, such TW Technology and/or TW's Proprietary Rights shall be incorporated into this Agreement as TW Technology Related to TWIN Business (and/or, as applicable, as TW's Proprietary Rights under which the licenses are granted in Section 2.1 ("TW License")).

           (c)  Dispute Resolution.  Notwithstanding the foregoing, if either
                ------------------
Licensor believes any final vote, other than a unanimous vote pursuant to subsection (a) above where such Licensor was represented by a Licensor Director on the Board, was unreasonable, such Licensor may, by providing written notice thereof to the other Parties within ten (10) business days of such vote, invoke the dispute resolution procedure set forth in Section 16.5 ("Arbitration") and, until such time as such dispute resolution procedure determines the issue, the TW Technology and/or TW's Proprietary Rights at issue (a) shall not be deemed incorporated into this Agreement as TW Technology Related to TWIN Business and
(b) shall not be used, licensed, disposed of or otherwise exploited by any Person in the Territory (including without limitation by any of the Parties or any of their successors, Subsidiaries, affiliates or licensees).

           (d)  Non-representation During Vote.  If at any time a Licensor is
                ------------------------------
not represented by a Licensor Director on the Board, such Licensor may invoke the dispute resolution procedure in accordance with Section 2.6 (c) ("Dispute Resolution") above if it believes any final vote was unreasonable. If neither Licensor has a Licensor Director on the Board, then the entire Board shall vote on whether any TW Technology and/or TW's Proprietary Rights is not Related to TWIN Business in place of the Licensor Directors in accordance with the procedures set forth in this Section 2.6, and, unless such vote is unanimous in accordance with Section 2.6 (a) ("Unanimous "Not Related" Vote"), either Licensor who believes such final vote was unreasonable may invoke the dispute resolution procedure in accordance with Section 2.6 (c) ("Dispute Resolution").

     2.7   TWIN Right of First Refusal to License Other Technology of the
           --------------------------------------------------------------
Licensors.  If IN develops after the Effective Date any IN Technology that is
----------
Related to TWIN Business or TW develops after the Effective Date TW Technology that is not Related to TWIN Business, and such Licensor proposes to disclose,
        ---
license or otherwise make such technology, and/or any associated Proprietary Rights, available to any third party in the Territory, then such Licensor shall promptly give written notice ("Notice") simultaneously to the other Parties, describing in reasonable detail such technology, its potential applications and the terms and conditions under which such Licensor is willing to license such technology and/or associated Proprietary Rights to TWIN. For a period of thirty
(30) days following TWIN's receipt of the Notice, TWIN shall have the right to accept, or (if Licensor is willing to negotiate) negotiate, finalize and accept, the terms and conditions offered. If TWIN does not deliver written notice of unconditional acceptance of the offered terms (or of the mutually agreed upon negotiated terms) to the relevant Licensor within such thirty (30) day period following its receipt of the Notice, then such Licensor shall have the right to license such technology to third parties in the Territory on terms and conditions no more favorable than those offered to TWIN.

3. TRADEMARK LICENSE.

     3.1   License Grant.  Subject to all the terms and conditions of this
           -------------
Agreement, TW hereby grants to TWIN a non-exclusive, non-transferable, royalty-free license to (i) utilize the Licensed Marks solely in connection with the marketing, promotion and supply of TWIN products and services incorporating any TW Technology Related to TWIN Business in the Territory and (ii) modify the Licensed Marks to include references to the United States or Canada (as applicable) and perform other Localizations of the Licensed Marks subject to TW's prior written consent (not to be unreasonably withheld), provided that the use of all such modified Licensed Marks shall be subject to the terms and conditions of this Agreement. The foregoing license shall become exclusive
                                                                 ---------
(even as against TW) effective as of the Approval Date, subject to Section 2.4 ("Performance Criteria"), Section 8.3 ("Termination of Support Fees") and the right of TW to grant licenses to the Licensed Marks in conjunction with its license of Handset Technology to Casco Products International Inc. as permitted
by Section 7.3 (b) ("Casco Agreement").   No other rights to use the Licensed
Marks are granted by TW. TW shall have the right to terminate the license in any Licensed Mark that is, or that TW reasonably believes may become, the subject of an infringement claim.

     3.2   Quality Standards.  TW shall establish reasonable quality standards
           -----------------
for the TWIN services and products provided under the Licensed Marks for the purpose of protecting the Licensed Marks as provided herein, and TWIN will comply with such standards. In addition, TWIN shall use best efforts to meet TW's quality standards generally applicable to its licensees. TWIN shall comply with such general quality standards as they may be amended from time to time by TW in its sole discretion, provided that any such amendment is generally applicable to TW's licensees offering similar services or products. TW will provide reasonable written notice of any such amendment to TWIN and TWIN may use previously complying materials until its stock runs out or for a period of six
(6) months after receipt of such notice, whichever is sooner.

     3.3   Use Guidelines.  TWIN will display the notice of trademark status
           --------------
provided by TW with use of the Licensed Marks in each piece of advertising or printed materials in which such Licensed Mark appears. Any co-branding or private labeling shall be subject to TW's prior written approval (not to be unreasonably withheld). TWIN acknowledges TW's ownership of the Licensed Marks, and agrees that it will do nothing inconsistent with such ownership. All uses of the Licensed Marks by TWIN shall inure to the benefit of and be on behalf of TW. TW shall be solely responsible, at its own cost and expense, for filing trademark applications in the Territory of the Licensed Marks, and shall, promptly after the Effective Date, seek to register the trademark "Two Way TV" or such substitute or other marks as the Licensors may agree upon in the United States and Canada. After the Effective Date, TW shall apply to register such other Licensed Marks in the Territory as TWIN may reasonably request from time to time, which subsequent applications shall be at the cost and expense of TWIN if made during the period the license under Section 2.1 ("TW License") is exclusive. TWIN agrees to supply TW with specimens of TWIN's uses of the Licensed Marks upon request.

4.  DELIVERY OBLIGATIONS.

     4.1  TW Delivery.

          (a)  TW Technology Delivery.  TW shall use its best efforts to provide
               ----------------------
the Current TW Technology (including, without limitation, all source code) in tangible form to TWIN as soon as reasonably practicable after the Effective Date. TW shall also, on an on-going basis (subject to Section 8.3), promptly upon the earlier of such item's availability, its distribution to any third party, or the earliest practicable time in its development but in any event no later than a beta version or, to the extent such item is used for internal purposes, when available in a commercially useful, deliverable form, provide to TWIN, in tangible form, all new TW Technology and TW's Proprietary Rights that are Related to the TWIN Business (including without limitation, all source code), and a reasonable number of samples of tangible embodiments based on or incorporating such TW Technology and/or TW's Proprietary Rights, such as circuits, hardware, semiconductor chips, devices, apparatus and tangible products such as set-top boxes, keyboards and handsets, and improvements, enhancements and upgrades to the TW Technology as well as know-how, in each case only if Related to TWIN Business. Any improvement, enhancement, upgrade or Derivative Work of or to Current TW Technology or TW Technology (including, without limitation, bug fixes, new features and new products) already determined to be Related to TWIN Business in accordance with the terms of this Agreement shall be automatically deemed to be Related to TWIN Business and shall not be subject to the provisions of Section 2.6 ("Determination of `Related to TWIN Business'"). As part of its delivery obligation under this Section 4.1, TW shall (subject to Section 8.3), on an ongoing basis, deliver to TWIN all relevant market and test data derived from the U.K. rollout (e.g., if available and relevant, test market data, churn rates, quality control numbers and reports, content changes and developments, customer satisfaction reports, advertising data and revenue data, set top box configurations, security codes and other platform designs and configurations) and any other non-U.S. markets exploited directly by TW or indirectly through its licensees and Subsidiaries, as permitted by relevant agreements with third parties or Subsidiaries, as appropriate. TW shall use its reasonable commercial efforts to include in any and all relevant future agreements with third parties and Subsidiaries provisions allowing TWIN access to and use of relevant market and test data derived from such market rollouts.

          (b)  Source Code.  TWIN agrees that TWIN will not modify the source
               -----------
code of TW delivered in accordance with Section 4.1(a) ("TW Technology Delivery") (hereinafter "TW Source Code") except in accordance with the provisions of this Section 4.1(b) ("Source Code"). Except for urgent maintenance purposes as described below, prior to modifying any TW Source Code TWIN shall provide written notice of its proposed modification(s) to both Licensors and obtain Board (as defined in Section 2.6) approval for such modification(s). For purposes of obtaining the Board's prior approval of modifications to TW Source Code, TWIN may call a special meeting of the Board upon not less than ten (10) business days' prior notice to Licensors. At the Board meeting, TW shall make a presentation to the Board, explaining the likely impact of the proposed modification(s) on TW's support obligations and why it supports or, alternatively, does not support such modification(s). The Board shall then determine, by majority vote, whether TWIN may so modify the TW Source Code. The effects of the vote shall be as follows:


               (i)    if the Board determines not to permit such modification of
                                              ---
     the TW Source Code as proposed, no such modification will be made to the TW Source Code by TWIN nor to the terms of this Agreement;

               (ii) if the Board determines to permit such modification of the TW Source Code, then TWIN may so modify the TW Source Code, provided however that (x) if TW did not support such modification(s), then TW shall
                                ---
     have no obligation to provide technical support for the particular modified source code (or any module containing the modified source code) to the extent such modification(s) make it impractical to do so in the regular course of business or preclude TW from providing support on commercially reasonable terms; or (y) if TW did support such modification(s), then TWIN shall, when such modification is complete, deliver a copy of the modification(s) ("Source Code Derivative Work") to TW; TWIN shall grant to TW a non-exclusive, royalty-free, nontransferable (except that TW may assign this Source Code Derivative Work license in connection with a merger or sale of substantially all of its assets subject to IN's prior written consent, not to be unreasonably withheld) license, on an as-is basis, outside the Territory: (a) to internally use the source code version of the Source Code Derivative Work solely for back-up, archival, maintenance, and technical support purposes and (b) to reproduce, publicly perform, publicly display, modify, distribute and otherwise use the object code version of the Source Code Derivative Work, with a right to grant sublicenses only to the object code version of the Source Code Derivative Work; TW shall provide technical support to TWIN for such Source Code Derivative Work on the same terms as TW supports TW Technology Related to TWIN Business; and any modification(s) TW makes to such Source Code Derivative Work shall be deemed TW Technology Related to TWIN Business, subject to the license and delivery obligations of TW herein.

     Notwithstanding the foregoing, TWIN shall have the right to modify the TW Source Code without Board approval or notice to Licensors in the event TWIN in good faith believes such modification(s) are necessary for urgent maintenance purposes (e.g., to perform emergency fixes for a customer). In such event, TWIN shall notify TW of the modification(s) it made as soon as reasonably practicable thereafter, and, at the next regularly scheduled meeting of the Board, the Board will be notified of such modification(s) and will have the right to require TWIN to replace such urgent modification(s) with modification(s) that it determines are preferable. If the Board does require replacement of such modification(s), subsection (y) of Section 4.1(b)(ii) above (except for the condition that TW supported such modification(s)) shall apply to such replacement modification(s). If the Board does not require replacement of such modification(s), TW shall in good faith determine whether it is practical to provide technical support in the regular course of business for such modification(s), and, if not, whether to offer to provide support on other terms. TWIN shall have no obligation to deliver or license such Source Code Derivative Work to TW unless TW agrees to provide such technical support on the same terms as TW supports TW Technology Related to TWIN Business.

     4.2  IN Delivery.  IN shall provide to TWIN access to any readily available
          -----------
historical market or test data Related to TWIN Business existing as of the Effective Date. IN shall deliver to TWIN, as soon as reasonably practicable after the Effective Date, a copy of each IN Patent, and records related to filings and approvals thereof. IN shall deliver to TWIN, as soon as reasonably practicable after the Approval Date, such documents and other information necessary, in IN's reasonable determination, to enable TWIN to perform its obligations, if any, under Sections 12.4 ("Enforcement in the Territory") and
7.2 ("NTN Transactions"), which documents and information shall be deemed the Confidential Information of IN except to the extent such information is excluded from the definition of Confidential Information pursuant to Section 11.1 ("Non-disclosure; Non-use").

5.  LICENSES FROM TWIN.

     5.1  Right of First Refusal to License TWIN Technology.  At the written
          -------------------------------------------------
request of one or both Licensors to license certain TWIN Technology (and associated Proprietary Rights) outside the Territory, which request shall be sent simultaneously to the other Parties, TWIN shall license such TWIN Technology to the interested Licensor(s) for exploitation outside the Territory on such terms and conditions as are negotiated between TWIN and the interested Licensor(s) on an arm's length basis, in accordance with the provisions set forth below. The following provisions shall not apply to any Source Code Derivative Works licensed to TW in accordance with Section 4.1(b) ("Source Code"). In any country where only one Licensor already actively markets products or services, that Licensor shall have the right of first refusal to enter into an exclusive license in such country. If both Licensors actively market products or services in a particular country, each Licensor shall have the opportunity to enter into a (non-exclusive) license in that country on substantially the same terms and conditions as provided to the other Licensor (unless otherwise agreed by the Parties), but TWIN shall not make such TWIN Technology (or associated Proprietary Rights) available to any third party in that country. In a country where neither Licensor actively markets products or services, both Licensors are free to negotiate for an exclusive or non-exclusive license from TWIN for the TWIN Technology after receipt of the notice described in the first sentence of this Section 5.1. Prior to licensing the TWIN Technology (or TWIN Proprietary Rights) in a particular country to a third party, TWIN shall provide the Licensors with thirty (30) days' prior written notice of its intent to license such TWIN Technology and/or Proprietary Rights to a third party. If either Licensor delivers written notice to TWIN within such period stating that it desires to enter into a license with respect to such TWIN Technology and/or Proprietary Rights in such country ("Request to License"), TWIN shall negotiate exclusively and in good faith with such Licensor (or both Licensors, if both deliver such notice) for a period of sixty (60) days after such thirty (30) day notice period, and if no agreement is reached within such sixty (60) day period, TWIN shall have no further obligation to Licensors and may proceed to license to third parties, provided, however, that any such license to a third party shall be on no better terms to such third party than those that were last proposed by TWIN to the applicable Licensor(s) pursuant to the negotiations described in this sentence. If neither Licensor delivers a Request to License to TWIN within such thirty (30) day period, TWIN shall have no further obligation to Licensors and may proceed to license to third parties.

     5.2  Notice of TWIN Technology.  TWIN agrees that it will, within a
          -------------------------
reasonable time after the development thereof, inform Licensors of any significant TWIN Derivative Works, other than Localizations.

6.  SUPPORT AND TRAINING.

     6.1  TW Support.  TW shall provide to TWIN initial transition services and
          ----------
on-going technical training and support services as described in more detail in Exhibit F (collectively, "Support") in connection with the TW Technology
----------
licensed to TWIN hereunder. Such Support shall be provided in accordance with a schedule to be mutually agreed upon by TWIN and TW. "Support" shall include TW's obligation to provide future TW Technology and associated Proprietary Rights to TWIN in accordance with Section 4.1 ("Technology Delivery"). TW shall have no obligation to provide technical support of any TWIN modifications to TW Source Code under this Section 6.1 ("TW Support"), except as provided in Section 4.1(b) ("Source Code"). IN shall have no training, maintenance or support obligations under this Agreement.

     6.2  Other Services.  From time to time, TWIN may request and TW shall,
          --------------
where reasonably possible, provide additional services other than those described in Section 6.1 ("TW Support") upon terms and conditions as agreed between TW and TWIN and negotiated on an arm's-length basis. If, in the future, TWIN intends to develop new software functionality based on any TW software licensed to TWIN hereunder, TWIN may notify TW of such intention and, if TW is already developing such functionality, TW will provide such functionality to TWIN at no charge as soon as available and if TW is not developing such functionality, TW and TWIN may enter into good faith negotiations on an arm's-length basis to enter into a development services and/or support agreement whereby TWIN would hire TW to develop such functionality for TWIN and/or provide technical support for such functionality. The Parties agree and acknowledge that TWIN shall have no obligation to hire TW for development projects or special support services.

     6.3  Visits to TWIN Facility.  Each Licensor shall be permitted to have a
          -----------------------
limited number of engineers and technical personnel visit or temporarily work at TWIN's facilities at such Party's own cost (subject to Section 6.2 ("Other Services")) in order to assist TWIN and to enhance information exchange between
TWIN and Licensors.   The number of engineers and technical personnel, and
length of their visits, shall be subject to TWIN's prior reasonable approval.

7.  OTHER LICENSOR OBLIGATIONS.

     7.1  Non-compete Obligations.
          -----------------------
          (a)  Non-compete During Exclusivity.  The following provisions of
               ------------------------------
Section 7.1(a) ("Non-compete During Exclusivity") shall become effective on the Approval Date and shall remain in effect thereafter, with respect to a particular Licensor, only for so long as the license granted by such Licensor in
Section 2.1 ("TW License") or Section 2.2 ("IN License"), as applicable, is exclusive, and subject to termination pursuant to Section 8.3 ("Termination of
---------
Exclusivity and Support Fees"):

          Licensor agrees not to compete directly or indirectly (except as provided in Section 7.1(c) below) with TWIN in the Territory for so long as any of such Licensor's license grants to TWIN set forth in
          Section 2 ("Licenses to TWIN") remains in effect and has not been transferred or assigned by TWIN to any third party.

          (b)  Non-compete During Non-exclusivity.  The following provisions of
               ----------------------------------
Section 7.1(b) ("Non-compete During Non-exclusivity") shall become effective on the Effective Date and shall remain in effect thereafter, with respect to a particular Licensor, only for so long as the license granted by such Licensor in
Section 2.1 ("TW License") or Section 2.2 ("IN License"), as applicable, is non-
                                                                            ----
exclusive (including without limitation, during such periods after the Approval
---------
Date when such Licensor's licenses have been converted from exclusive to non-exclusive in accordance with the terms herein):

          Licensor agrees not to compete directly with TWIN in the Territory for so long as any of such Licensor's license grants to TWIN set forth in
          Section 2 ("Licenses to TWIN") remains in effect and has not been transferred or assigned by TWIN to any third party, but Licensor shall have the right to grant sublicenses to such Licensor's technology and Proprietary Rights to unaffiliated Persons in the Territory.

          (c)  IN Right to Conduct Business.  Notwithstanding any provision
               ----------------------------
herein or in any Associated Agreement to the contrary, IN shall, in any event, have the right to create or develop a business and engage in business activities within or outside the scope of the TWIN Business, provided that such business activities do not directly compete with the then-current primary business activities of TWIN. By way of example but not limitation, in any event, IN shall have the right to perform content production services for TWIN or for any third party in the Territory.

     7.2  NTN Transactions.
          ----------------

          (a)  Assignment of NTN Licenses.  TW acknowledges that it has had an
               --------------------------
opportunity to review a copy of the Patent License Agreement between IN and NTN Communications, Inc. ("NTN") and the subsequent amendment thereto listed in Exhibit E ("NTN Licenses"), which agreements shall be deemed the Confidential
---------
Information of IN disclosed to TW for use only for the purposes set forth in this Section 7.2(a). TW shall have a period of sixty (60) days following the Effective Date to determine, and notify the other Parties in writing as to, whether it believes it is in the best interests of TWIN for IN to assign the NTN Licenses to TWIN. If TW provides such notice that such agreements should not be assigned to TWIN, then this Section 7.2 shall be deemed removed from this Agreement and shall have no further force and effect. Such election not to
                                                                    ---
assign shall not modify or alter any other TW obligation in this Agreement, including without limitation those set forth in Section 7.3 ("Handset Technology"). In any other event, IN will, as soon as practicable following the Approval Date, assign to TWIN the NTN Licenses.

          (b)  Management of Litigation.  This Section 7.2 (b) shall take effect
               ------------------------
only if IN assigns the NTN Licenses to TWIN in accordance with Section 7.1(a). IN will assign to TWIN the right to manage the actual NTN-related litigation listed on Exhibit G as
                                                                ---------
well as the right to enforce the IN Patents against NTN in the Territory in the future and to sue NTN for damages in the future. From the proceeds of any settlement, award or license resulting from the actual litigation listed on Exhibit G, TWIN will reimburse IN for any and all expenses incurred by IN in
---------
connection with such litigation, licenses and associated settlement efforts, whether incurred prior to or after the date TWIN took over management of such litigation and including all such expenses incurred by IN in cooperating with TWIN in such litigation, settlement and licensing. If required by applicable law, IN agrees to be joined as a party (whether as plaintiff or as defendant) in any future patent infringement litigation proceedings (in which TWIN is a party) arising out of or in connection with any of the IN Patents instituted by or against NTN. The final outcome of such litigation and/or settlement as it pertains to the IN Patents in the Territory will be binding on TWIN and IN and the benefit of any license including future royalties (except for the use of proceeds from the license to reimburse IN for its associated expenses, as described above) will accrue to TWIN. Any and all recoverable damages, costs, awards, judgments, or settlement funds derived from existing litigation for past acts by NTN will go directly to IN. Notwithstanding the foregoing, any settlement terms with NTN must be approved in writing by IN. TWIN agrees to execute such documents as necessary to effect the foregoing arrangement with IN's counsel in Canada currently handling the litigation listed on Exhibit G.
                                                                   ---------

     7.3  Handset Technology.
          ------------------

          (a)  License Grant to TW Licensees.  TWIN understands that handset
               -----------------------------
manufacturers outside the Territory may wish to obtain licenses to the Handset Technology from TW pursuant to which they can exploit the Handset Technology in multiple jurisdictions. If, following the Approval Date, any such potential TW licensee desires to exploit the Handset Technology in the Territory or any part thereof and TWIN receives written notice of such desire, TWIN agrees to enter into good faith negotiations with TW or such licensee, as appropriate, to enter into a licensing arrangement whereby TWIN would grant a non-exclusive license to exploit the Handset Technology in the Territory directly to such third party or license such right to TW for further sublicensing to such third party, in either case on terms and conditions mutually agreeable to TWIN and the party with whom TWIN is contracting. Notwithstanding the foregoing, if, following the Approval Date, TWIN is already exploiting (or has documented plans to exploit within nine
(9) months) the Handset Technology in the same market segment at the time of receipt of the notice or is already under contract with a direct competitor of the third party in the Territory with respect to the Handset Technology, TWIN shall have no obligation to negotiate with or license the Handset Technology to any such third party. Promptly after the later of (i) execution by TW of any agreement which grants any rights or licenses to the Handset Technology in the Territory and (ii) the Approval Date, TW shall assign to TWIN all of TW's revenues under such agreement(s) which are derived from the Territory (including, without limitation, sales of units in and to the Territory and all sublicense income with respect to the Territory) and all of TW's licenses and rights thereunder which may be exercised in or with respect to the Territory.

          (b)  Casco Agreement.  The Parties acknowledge that, as of the
               ---------------
Effective Date, TW is in negotiations to conclude an agreement with Casco Products International Inc. ("Casco") whereby Casco would license certain Handset Technology for use in the Territory. TW agrees to keep IN informed of the progress of negotiations, introduce IN to Casco, permit IN to review the license agreement prior to execution and to otherwise work with IN to finalize the license agreement. Promptly after the later of (i) execution of such agreement by TW and Casco and (ii) the Approval Date, TW shall assign to TWIN all of TW's revenues thereunder (including without limitation those accrued prior to the Approval Date) which are derived from the Territory (including, without limitation, sales of units in and to the Territory and all sublicense income with respect to the Territory) and all of TW's licenses and rights thereunder which may be exercised in or with respect to the Territory.

          (c)  Exploitation in Territory.  TWIN will undertake to exploit the
               -------------------------
Handset Technology in the Territory under its licenses to TW Technology Related to TWIN Business hereunder. If TWIN is not exploiting the Handset Technology under its licenses to TW Technology Related to TWIN Business hereunder in any particular market within the Territory, TW notifies TWIN in writing ("Handset Notice") that TW desires to exploit the Handset Technology in such market, and TWIN does not notify TW in writing within sixty (60) days of TWIN's receipt of the Handset Notice that TWIN has documented plans to exploit such market within nine (9) months of receipt of the Handset Notice, then TWIN shall thereafter grant to TW a non-exclusive license to exploit the Handset Technology in such specific market, provided that TWIN shall also retain the non-exclusive right to exploit the Handset Technology in such market under Section 2.1 ("TW License").

     7.4  Cooperation During Initial Non-Exclusivity.  During the period between
          ------------------------------------------
the Effective Date and the Approval Date, each Licensor agrees (i) to consult with each another and with TWIN with respect to any licenses or other rights such Licensor may consider granting or may actually grant in the Territory, (ii) to disclose to any such potential licensee that such license might be assigned to TWIN, (iii) to include in any such license appropriate provisions permitting such assignment and (iv) to assign any and all such licenses (including without limitation revenues accrued thereunder prior to the Approval Date other than payments for services actually provided prior to the Approval Date) to TWIN as soon as practicable following the Approval Date.

8.  PAYMENTS.

     8.1  Royalties.  The licenses set forth in Sections 2 ("Licenses to TWIN")
          ---------
and 3 ("Trademark License") shall be royalty-free.

     8.2  Support Fees.  In consideration of the Support services provided under
          ------------
Section 6.1 ("TW Support"), TWIN agrees to pay to TW fees ("Support Fees") of four percent (4%) of its Gross Revenues received prior to the fifth (5th) anniversary of the Effective Date, and three percent (3%) of its Gross Revenues received thereafter.

     8.3  Termination of Exclusivity and Support Fees.  At any time, subject to
          -------------------------------------------
IN's prior written approval, TWIN may elect to terminate the Support obligations of TW under Section 6.1 ("TW Support") and any remaining obligations under
Section 4.1 ("TW Delivery") that were not required to be performed as of the date of that termination along with TWIN's accompanying Support Fees payment obligation, provided that (i) TWIN provides to Licensors sixty (60) days' advance written notice of its intent to terminate; and (ii) TWIN pays to TW all Support Fees owed through the date of such election. From such date of election,
(a) TW shall have no further
obligations under Section 6.1 or Section 4.1, (b) TWIN's license to the TW Technology under Section 2.1 ("TW License") and to the Licensed Marks under
Section 3 ("Trademark License") shall automatically convert to non-exclusive, and (c) TW shall be released from its non-compete obligations in Section 7.1(a) ("Non-compete During Exclusivity").

     8.4  Payment and Reports.  All Support Fees payable under Section 8.2
          -------------------
("Support Fees") shall be payable quarterly within sixty (60) days after the end of each quarter of TWIN's fiscal year. On or before the date of such payment TWIN shall send to IN and TW a report describing the basis for its payment calculation. Notwithstanding the foregoing, in recognition of the need for TWIN to attract funding from third parties, TWIN shall have the right to delay payment of Support Fees to TW hereunder until the end of the quarter during which cumulative Gross Revenues exceeds Ten Million U.S. Dollars (US$10 million).

     8.5  Direct Expense Reimbursement.  TWIN shall reimburse TW for all
          ----------------------------
reasonable actual incremental direct costs incurred by TW in providing the initial transition services under Section 6.1 ("Support"), including the fees paid to third-party consultants, and out-of-pocket costs of travel and accommodations for such consultants and TW personnel sent to the United States incurred in connection with providing the transition services, but not including salaries of any TW personnel, up to a maximum amount of US$150,000, which amount may be increased by mutual agreement of Licensors. TWIN shall pay such costs to TW within thirty (30) days of receipt of the invoice therefor issued by TW, provided, however, that TWIN may deduct any such amounts paid for costs from any future Support Fees payable to TW pursuant to Section 8.2 ("Support Fees").

     8.6  Currency.  All payments made hereunder shall be free and clear of all
          --------
deductions, withholding taxes or other charges, except as provided in Section 9, and shall be made by TWIN in U.S. dollars by wire transfer to a bank account(s) designated by TW, unless otherwise mutually agreed upon. Any currency conversion required in connection with payment to TW shall be at the rate received by TWIN at the time of such payment from the bank it utilizes to make such payment.

     8.7  Audit.  TW shall have the right, at its own expense, upon reasonable
          -----
notice and at reasonable times, but not more than once each fiscal year, to inspect, through an independent auditor or another person reasonably acceptable to TWIN, TWIN's records for the purpose of verifying the accuracy of TWIN's calculations of fees payable hereunder. Should TWIN's calculations be more than five percent (5%) less than such auditor's or other person's calculations, TWIN shall be responsible for the reasonable expenses of such audit. TWIN shall keep records showing the TWIN products, services and technology sold, licensed or otherwise disposed of in connection with the licenses granted herein and the calculation of Gross Revenues in sufficient detail to enable the fees payable to TW to be determined. Such records shall be maintained for a period of at least three (3) years after the date when payment is due by TWIN.

     8.8  Third-Party License Fees.  In the event IN or TW, as the case may be,
          ------------------------
is required to pay a fee to a third party pursuant to any license agreement or amendment to an existing license agreement for sublicensing such third party's intellectual property rights to TWIN, TWIN shall be responsible for such fee to the extent such fee is a separate royalty on sales or other use by TWIN. Where such fee is part of a general lump sum payment, the sublicensing Licensor and TWIN shall agree upon a mutually acceptable allocation of such payment.

9.  TAXATION.

     9.1  Withholding Tax.  If required by Applicable Law, TWIN may withhold
          ---------------
income tax from any payment to TW. In the case of such withholding, TWIN shall,
(i) without delay, pay the withheld tax to the appropriate tax office and furnish TW with appropriate evidence of the tax payment and (ii) increase the amount payable by TWIN to TW hereunder to such amount which, after making all required withholdings or deductions of withholding taxes therefrom, will equal the amount payable hereunder had no such withholdings or deductions been required. TWIN shall indicate on each statement the amount of payment thereunder which represents TWIN's gross-up to cover required withholding taxes, if any. Should TW be able, within the maximum period allowable by law, to utilize as a tax credit an amount which has been paid by TWIN for such withholding taxes, TW will notify TWIN of the amount which it is able to utilize as a tax credit and TWIN may deduct such amount from any future payments owed to TW.

     9.2  Other Taxes.  TWIN shall bear all sales, use and other governmental
          -----------
taxes or transaction charges imposed in any jurisdiction which arise in connection with the delivery to or use by TWIN of TW Technology or IN Patents, or the manufacture or sale of TWIN products, services and technology by TWIN hereunder. The Parties will make reasonable commercial efforts to cooperate as necessary to take advantage of such double taxation treaties as may be available and to minimize the amount of taxes owed by either Party in connection with this Agreement.

10.  INTELLECTUAL PROPERTY RIGHTS.

     10.1 TWIN Rights.  TWIN shall own all right, title and interest in and to
          -----------
the TWIN Technology and TWIN Derivative Works (subject to Licensors' respective ownership interests in IN's Proprietary Rights, IN Technology, TW's Proprietary Rights, TW Technology and Licensed Marks incorporated therein). TWIN shall have the right, at its own expense, and solely in its own name, to apply for, prosecute and defend its Proprietary Rights with respect to the TWIN Technology and TWIN Derivative Works. Licensors agree to cooperate with TWIN to aid in any application for registration and protection of such TWIN Derivative Works, and all Proprietary Rights therein, at TWIN's expense. As between Licensors and TWIN, except for the express licenses granted herein, Licensors and their respective licensors shall retain and own all right, title and interest in and to the TW Technology, IN Patents, IN Technology, and all Proprietary Rights thereto.

     10.2 TW Rights.  As among the Parties, except for and to the extent of the
          ---------
express licenses granted herein, TW and its licensors shall retain and own all right, title and interest in and to the Current TW Technology, TW Technology Related to the TWIN Business, the Licensed Marks, and all Proprietary Rights thereto.

     10.3 IN Rights.  As among the Parties, except for and to the extent of the
          ---------
express licenses granted herein, IN and its licensors shall retain and own all right, title and interest in and to the IN Patents and all Proprietary Rights thereto.

11.  CONFIDENTIALITY.

     11.1 Non-disclosure; Non-use.  Except as expressly authorized among the
          -----------------------
Parties, (including, without limitation, the exercise of the rights granted to a Party under this Agreement), each Party agrees not to disclose, use or permit the disclosure or use by others of any other Party's Confidential Information, unless and to the extent such Confidential Information (i) becomes a matter of public knowledge through no action or inaction of the Party receiving the Confidential Information, (ii) was in the receiving Party's possession under no duty of confidentiality before receipt from the Party providing such Confidential Information, (iii) is rightfully received by the receiving Party from a third party without any duty of confidentiality, (iv) is disclosed to a third party by the Party providing the Confidential Information without a duty of confidentiality on the third party, (v) is disclosed with the prior written approval of the Party providing such Confidential Information, or (vi) is independently developed by employees, agents or subcontractors of the receiving Party who had no access to and without any use of the other Party's Confidential Information. Information shall not be deemed to be available to the general public for the purpose of exclusion (ii) above with respect to each Party (x) merely because it is embraced by more general information in the prior possession of recipient or others, or (y) merely because it is expressed in public literature in general terms not specifically in accordance with the Confidential Information.

     11.2 Care of Confidential Information.  In furtherance, and not in
          --------------------------------
limitation of the foregoing Section 11.1, each Party agrees to do the following with respect to any such other Party's Confidential Information: (i) exercise the same degree of care to safeguard the confidentiality of, and prevent the unauthorized use of, such information as that Party exercises to safeguard the confidentiality of its own similar information, (ii) restrict disclosure of such information to those of its employees, agents and sublicensees who have a "need to know", and (iii) instruct and require such employees, agents and sublicensees to maintain the confidentiality of such information and not to use such information except as expressly permitted herein. Each Party further agrees not to remove or destroy any proprietary or confidential legends or markings placed upon any documentation or other materials of any other Party.

     11.3 Terms of Agreement.  The foregoing confidentiality obligations shall
          ------------------
also apply to the terms and conditions of this Agreement and the Associated Agreements.

     11.4 Required Disclosure.  The obligations under this Section 11 shall not
          -------------------
prevent the Parties from disclosing the Confidential Information or the terms of this Agreement to its legal and financial advisors or potential investors, in each case subject to confidentiality provisions no less restrictive than those contained herein, or to any government agency, regulatory body or stock exchange authorities as required by law (provided that the Party intending to make such disclosure in such circumstances has given prompt notice to the Party providing such Confidential Information prior to making such disclosure so that such Party may seek a protective order or other appropriate remedy prior to such disclosure and cooperates fully with such other Party in seeking such order or remedy) or as required to fulfill government filing or regulatory body or stock exchange requirements.

     11.5 Term of Confidentiality.  The obligations under this Section 11 shall
          -----------------------
apply with respect to any Confidential Information for a period of ten (10) years from the date of disclosure of such Confidential Information to the receiving Party, unless, with respect to any particular Confidential Information, the providing Party in good faith notifies the receiving Party that a longer period shall apply, in which case the obligations under this Section 11 with respect to such Confidential Information shall apply for such longer period. Notwithstanding the foregoing, the obligations under this Section 11 with respect to the source code of any Party and any information that constitutes a Trade Secret will continue until the source code or information no longer constitutes a Trade Secret.

     11.6 Injunctive Relief.  Notwithstanding Section 16.5 ("Arbitration"), the
          -----------------
Parties agree that any material breach of Sections 2 ("License to TWIN"), 7.1 ("Non-compete Obligations") and 11 ("Confidentiality") of this Agreement may cause irreparable injury for which no adequate remedy at law exists; therefore, the parties agree that equitable remedies, including without limitation injunctive relief and specific performance, are appropriate remedies to redress any such breach or threatened breach of this Agreement, in addition to other remedies available to the Parties. If any legal action is brought under this
Section 11.6 ("Injunctive Relief"), the prevailing Party shall be entitled to receive its attorneys' fees, court costs and other collection expenses, in addition to any other relief it may receive. Each Party expressly waives the defense that a remedy in damages will be adequate and any requirement in an action for specific performance or injunction for the posting of a bond by the Party seeking relief.

12.  INDEMNIFICATION.

     12.1 TW Obligation.  TW shall defend, indemnify and hold harmless TWIN, IN
          -------------
and their officers, shareholders, and employees from and against all costs, expenses and losses (including reasonable attorneys' fees and costs) (i) incurred through claims of any third parties against TWIN or IN based on a breach by TW of any representation and warranty made in this Agreement and (ii) arising out of any court ruling, arbitral ruling, judgment, or settlement arising out of any claim that any TW Technology licensed to TWIN hereunder or its use as permitted hereunder infringes or misappropriates any copyright, trade secret, U.S. or Canadian nationally registered trademarks or other Proprietary Rights (other than Patents) of any third party. TW shall have no obligation to indemnify, hold harmless or defend, and shall have no liability for, any claim of infringement or misappropriation to the extent any such claim is based on modification of the TW Technology other than by or for TW where, absent such modification, no valid claim would exist. If a final injunction against TWIN's use of any of the TW Technology results from a claim of infringement or misappropriation (or, if TW reasonably believes such a claim is likely), TW shall, at its sole expense and option, obtain for TWIN the right to continue using the subject TW Technology or replace or modify it so it becomes noninfringing but functionally equivalent; if TWIN continues to use the infringing TW Technology after receipt of such replacement or modification, TW shall have no indemnification obligation for such further use.

     12.2 IN Obligation.  IN shall defend, indemnify and hold harmless TWIN and
          -------------
TW and their officers, shareholders, and employees from and against all costs, expenses and losses (including reasonable attorneys' fees and costs) incurred through claims of third parties against TWIN based on a breach by IN of any representation and warranty made in this Agreement.

     12.3 Condition to Obligations.  The indemnification obligations herein are
          ------------------------
contingent upon (i) the indemnified Party giving prompt written notice to the indemnifying Party(s) of any such claim, (ii) the indemnified Party allowing the indemnifying Party(s) to control the defense and settlement of any such claim, and (iii) the indemnified Party fully assisting, at the indemnifying Party's (or Parties') expense, in the defense; provided, however, that without relieving the indemnifying Party(s) of its (or their) obligations hereunder or impairing the indemnifying Party's(s') right to control the defense or settlement thereof, the indemnified Party may elect to participate through separate counsel in the defense of any such claim, but the fees and expenses of such counsel shall be at the expense of the indemnified Party unless (a) the employment of counsel by the indemnified Party has been authorized in writing by the indemnifying Party(s),
(b) the indemnified Party shall have reasonably concluded that there exists a material conflict of interest between the indemnified Party and the indemnifying Party(s) in the conduct of the defense of such claim (in which case such conflicted indemnifying Party(s) shall not have the right to control the defense or settlement of such claim on behalf of the indemnified Party) or (c) the indemnifying Party(s) shall not have employed counsel to assume the defense of such claim within a reasonable time after notice of the commencement thereof.
In each of such cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying Party(s).

     12.4 Enforcement in the Territory.  The following provisions of this
          ----------------------------
Section 12.4 ("Enforcement in the Territory") shall become effective on the Approval Date and shall remain in effect thereafter, with respect to a particular Licensor and its Proprietary Rights licensed hereunder, only for so long as the license granted by such Licensor in Section 2.1 ("TW License") or
Section 2.2 ("IN License"), as applicable, is exclusive:
                                              ---------

     The Parties agree that, commencing as of the Approval Date, TWIN shall be responsible for, and shall bear all costs of (including without limitation attorneys' fees), policing, protecting and enforcing in the Territory all Proprietary Rights of the Licensors (whether existing as of the Approval Date or coming into existence thereafter) which are exclusively licensed to TWIN hereunder, but such obligation shall continue for each Proprietary Right only for so long as such Proprietary Right remains subject to an exclusive license grant hereunder. TWIN agrees to make its best efforts to fulfill this obligation. If TWIN fails, for any reason, to fulfill this obligation adequately, in the good faith judgment of the Licensor owner of the affected Proprietary Right, such Licensor shall have the right to, upon fifteen (15) days' prior written notice to TWIN, take whatever action it deems appropriate and TWIN will fully cooperate therewith; provided, however, that if TWIN fulfills this obligation during such 15-day period, then such Licensor shall not have such right. In the event a Licensor exercises such right in accordance with this Section 12.4, such Licensor shall bear all expenses of such action and receive all benefits (which may include money damages and cross-licenses) that may result therefrom. Notwithstanding the foregoing, TWIN shall not take any formal legal action on account of any suspected or actual infringement or in response to any claim challenging any Proprietary Right of a Licensor without the prior written consent of the relevant Licensor, which consent shall not be unreasonably withheld.

     12.5 Notice of Third Party Infringement.  If any Party becomes aware of any
          ----------------------------------
product, service or activity of any third party that involves actual or suspected infringement or violation of any Licensor Proprietary Rights in the Territory, whether or not subject to an exclusive license grant hereunder, such Party shall promptly notify the other Parties in writing of such infringement or violation. TWIN shall keep the other Parties apprised of any action TWIN takes in accordance with Section 12.4 ("Enforcement in the Territory").

13. WARRANTIES.

     13.1 Representations and Warranties of TW. TW represents, warrants and
          ------------------------------------
agrees that (unless otherwise expressly stated):

               (i) as of the Effective Date, it is a corporation duly organized, validly existing and in good standing under the laws of England and Wales, it has the corporate power and is authorized under its memorandum and articles of association to carry on its business as now conducted, and it is qualified to transact business and is in good standing in England and Wales;

               (ii) as of the Effective Date, it has performed all corporate actions and received all corporate authorizations necessary to execute and deliver this Agreement and to perform its obligations hereunder and this Agreement is valid, binding and enforceable against it (subject to applicable principles of equity and bankruptcy and insolvency laws);

               (iii) as of the Effective Date, it has and shall maintain the power and authority and all material governmental licenses, authorizations, consents and approvals to be obtained within England to own its assets, carry on its business and to execute, deliver, and perform its obligations under this Agreement (but only to the extent that failure to do so would have a material adverse effect on the TWIN Business; but the foregoing does not include any representation regarding the operation of TWIN, as to which TW makes no representation);

               (iv) as of the Effective Date, there are no (A) non-governmental third parties or (B) governmental or regulatory entities in England and Wales or the United States who are entitled to any notice of the transaction, licenses and services contemplated hereunder or whose consent is required to be obtained by TW for the consummation of the transaction contemplated hereunder;

               (v) it and its licensors are the sole and rightful owners of all right, title and interest in and to the TW Technology and the Licensed Marks and all related Proprietary Rights therein and, other than the necessary third-party consents set forth in Exhibit D which relate to
                                                 ---------
     immaterial portions of the TW Technology, it has the unrestricted right to market, license and exploit the TW Technology and the Licensed Marks, including the right to grant the licenses granted to TWIN hereunder;

               (vi) the TW Technology as delivered does not infringe or misappropriate any third-party Copyright or Trade Secret rights;

               (vii) as of the Effective Date, to the best of its knowledge, (a) no claims have been made in respect of the TW Technology or Licensed Marks and no demands of any third party have been made pertaining to them, and (b) no proceedings have been instituted or are pending or threatened that challenge the rights of TW in respect thereof;

               (viii) all software, firmware and systems containing software or firmware licensed to TWIN hereunder (collectively, "Software Systems") shall accurately and automatically handle and process all dates (including without limitation all leap years), date values, and date-related data, including, without limitation, interpreting, calculating, comparing and sequencing and prior to, during, and after January 1, 2000; and

               (ix) all Software Systems shall substantially conform to the applicable user's manual, if any, specifications, and documentation delivered to TWIN in connection with each such Software System; and

               (x) upon the request of TWIN, following the Effective Date TW will commence to deliver, and by completion of the initial transition services will complete delivery of, all of the Current TW Technology.

     13.2 Representations and Warranties of IN. IN represents, warrants and
          ------------------------------------
agrees that (unless otherwise expressly stated):

               (i) as of the Effective Date, it is a corporation duly organized and validly existing under the laws of California, it has the corporate power and is authorized under its Certificate of Incorporation and its Bylaws to carry on its business as now conducted, and it is qualified to transact business and is in good standing in California;

               (ii) as of the Effective Date, it has performed all corporate actions and received all corporate authorizations necessary to execute and deliver this Agreement and to perform its obligations hereunder and this Agreement is valid, binding and enforceable against it (subject to applicable principles of equity and bankruptcy and insolvency laws);

               (iii) as of the Effective Date, it has and shall maintain the power and authority and all material governmental licenses, authorizations, consents and approvals to be obtained within the United States to own its assets, carry on its business and to execute, deliver, and perform its obligations under this Agreement (but only to the extent that failure to do so would have a material adverse effect on the TWIN Business; but the foregoing does not include any representation regarding the operation of TWIN, as to which IN makes no representation;

               (iv) as of the Effective Date, there are no (A) non-governmental third parties or (B) governmental or regulatory entities in the United States who are entitled to any notice of the transaction, licenses and services contemplated hereunder or whose consent is required to be obtained by IN for the consummation of the transaction contemplated hereunder;

               (v) to the best of its knowledge after due inquiry, other than the third-party licenses set forth in Exhibit E and the rights granted
                                           ---------
     therein, it and its licensors are the sole and rightful owners of all right, title and interest in and to the IN Patents and it has the unrestricted right to license the IN Patents, including the right to grant the licenses granted to TWIN hereunder, provided, however, that the knowledge qualifier modifying this representation shall be deemed deleted from this representation during any period when the license granted by IN in Section 2.2 ("IN License") is exclusive;

               (vi) as of the Effective Date, to the best of its knowledge, other than claims asserted respectively by NTN Communications, Inc. and David B. Lockton in connection with the litigation listed in Exhibit G, (a)
                                                                  ---------
     no unresolved claims have been made in respect of the IN Patents and no demands of any third party have been made pertaining to them, and (b) no proceedings have been instituted or are pending or threatened that challenge the rights of IN in respect thereof; and

               (vii) as of the Effective Date, the list of patents and patent applications in Exhibit A comprise all of IN's patents issued in the
                     ---------
     Territory prior to the Effective Date and all of IN's patent applications filed in the Territory prior to the Effective Date.

     13.3 Representations and Warranties of TWIN.  TWIN represents, warrants and
          --------------------------------------
agrees that:

               (i) it is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation and it has the corporate power and is authorized under its charter and organizational documents to carry on its business as now conducted; and

               (ii) it has performed all corporate actions and received all corporate authorizations necessary to execute and deliver this Agreement and to perform its obligations hereunder and this Agreement is valid, binding and enforceable against it (subject to applicable principles of equity and bankruptcy and insolvency laws).

     13.4 No Warranty of Validity. Nothing in this Agreement shall be construed
          -----------------------
as (a) a warranty or representation by IN or TW as to the validity of any IN Patent or any of TW's Patents, respectively, or (b) a warranty or representation that anything made, used, sold or otherwise disposed of under any license to the IN Patents or TW's Patents is or will be free from infringement of patents of third parties.

     13.5 Sole Remedy.  In the event of any breach by IN of Section 13.2(v), the
          -----------
other Parties shall, as their sole and exclusive remedy for such breach, have the right to seek monetary damages if the breach is material. For purposes of this provision, "material" shall mean the breach directly caused actual monetary losses (not including attorneys' fees) to a Party of Five Hundred Thousand U.S. Dollars (US$500,000) or more. If IN and/or a Party claiming monetary damages under this provision disagree as to the amount of damages or whether a breach is material, such disagreement shall be resolved in accordance with the provisions of Section 16.5 ("Arbitration"). For the sake of clarity, no Party shall have the right to terminate this Agreement, terminate any license(s) hereunder, or seek any other remedy for breach of Section 13.2(v) other than the sole and exclusive remedy set forth in this Section 13.5 ("Sole Remedy").

14.  DISCLAIMER; LIMITATION OF LIABILITY.

     14.1  Warranty Disclaimer. EXCEPT AS EXPRESSLY PROVIDED HEREIN, NONE OF THE
           -------------------
PARTIES HERETO MAKES ANY WARRANTIES, WHETHER EXPRESS OR OTHERWISE, CONCERNING ANY PROPRIETARY RIGHTS, TW TECHNOLOGY, IN TECHNOLOGY, IN PATENTS, TWIN TECHNOLOGY, TWIN DERIVATIVE WORKS, TRADEMARKS, PRODUCTS, PROCESSES, DESIGNS, DOCUMENTS OR INFORMATION LICENSED OR OTHERWISE PROVIDED PURSUANT TO THIS AGREEMENT, AND EACH PARTY HEREBY EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND WARRANTIES OF FREEDOM FROM ERRORS OR DEFECTS.

     14.2  No Consequential Damages. NONE OF THE PARTIES HERETO SHALL BE
           ------------------------
RESPONSIBLE FOR ANY INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, HOWEVER CAUSED, ON ANY THEORY OF LIABILITY AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES ARISING IN ANY WAY OUT OF THIS AGREEMENT OR ANY PROPRIETARY RIGHTS, TW TECHNOLOGY, IN TECHNOLOGY, IN PATENTS, TWIN TECHNOLOGY, TWIN DERIVATIVE WORKS, TRADEMARKS, PRODUCTS, PROCESSES, DESIGNS, DOCUMENTS OR INFORMATION LICENSED OR OTHERWISE PROVIDED PURSUANT TO THIS AGREEMENT.

     14.3  Limitation on Liability. IN NO EVENT WILL ANY PARTY'S LIABILITY
           -----------------------
ARISING OUT OF OR RELATED TO THIS AGREEMENT EXCEED THE AMOUNT OF FIVE MILLION U.S. DOLLARS (US$5,000,000), EXCEPT FOR LIABILITY (EXCLUDING LIABILITY FOR PATENT INFRINGEMENT CLAIMS) ARISING OUT OF OR RELATED TO SECTION 12.1 (i) (SOLELY WITH RESPECT TO CLAIMS BASED ON A BREACH OF SECTION 13.1(v) AND/OR (vi)) OR SECTION 12.1 (ii) WHICH SHALL IN NO EVENT EXCEED THE AMOUNT OF TEN MILLION U.S. DOLLARS (US$10,000,000). Each Party acknowledges that its willingness to grant such rights as it grants to any the other Party hereunder is expressly conditioned on its ability to disclaim and exclude such warranties and to limit its liabilities as set forth above.

15. TERM AND TERMINATION.

     15.1  Term. This Agreement shall become effective as of the Effective Date
           ----
and continue in effect, unless and until terminated in accordance with the provisions hereof.

     15.2  Termination of Licenses on Material Breach by TWIN. Either Licensor
           --------------------------------------------------
may terminate its licenses granted to TWIN hereunder, upon written notice to the other Parties, if TWIN materially breaches Section 2.1 ("TW License") (only in the case of TW), 2.2 ("IN License") (only in the case of IN), 3 ("Trademark License") (only in the case of TW), 5 ("Licenses from TWIN"), 8.2 ("Support Fees"), 8.5 ("Direct Expense Reimbursement") or 11 ("Confidentiality") of this Agreement and (i) fails to cure such breach within thirty (30) days of written notice to the other Parties describing the breach in reasonable detail, or (ii) fails to make reasonably diligent efforts to begin to cure any such breach if a cure cannot be accomplished within thirty (30) days. Such affected Licensor may terminate its licenses and rights granted to TWIN immediately upon written notice to the other Parties, if such material breach is not capable of cure. If either Licensor terminates its license grants under this
Section 15.2, (x) the Agreement shall be deemed terminated with respect to such Licensor and all rights and obligations of such Licensor hereunder shall be terminated simultaneously (except as provided in Section 15.6) and (y) the other Licensor shall also have the right to terminate its licenses and rights granted to TWIN effective upon delivery of written notice thereof to the other Parties within sixty (60) days of the affected Licensor's notice of termination, and the effect of such other Licensor's termination of its licenses shall be as set forth in the immediately preceding subsection (x).

     15.3  Termination on Material Breach of a Licensor.  If either Licensor
           --------------------------------------------
("Defaulting Licensor") materially breaches any material provision of this Agreement (excluding Section 13.2(v)) and (i) fails to cure such breach within thirty (30) days of written notice describing the breach in reasonable detail ("Default Notice"), or (ii) fails to make reasonably diligent efforts to begin to cure any such breach if a cure cannot be accomplished within thirty (30) days and to cure such breach within ninety (90) days of the Default Notice, then

           (a) TWIN shall have the right to: (i) commence the dispute resolution procedures set forth in Section 16.5 ("Arbitration") and/or seek remedies under Section 11.6 ("Injunctive Relief"), as applicable; and/or (ii) terminate the Defaulting Licensor's licenses by delivering written notice thereof to the Licensors; and/or (iii) purchase (or permit its designee to purchase) the Defaulting Licensor's equity interest in TWIN at its fair market value (taking into consideration the effect of the breach) less a discount of twenty-five percent (25%) by delivering written notice to the other Parties of such election within thirty (30) days of such failure to cure and otherwise in accordance with the procedures and provisions of Section 2.5 (but for such purposes TWIN shall be deemed to be the purchasing stockholder) of the Stockholders Agreement; and

           (b) The other non-defaulting Licensor shall have the right to: (i) if TWIN elected to terminate the Defaulting Licensor's licenses pursuant to
Section 15.3 (a)(ii), convert its own licenses from exclusive to non-exclusive; and/or (ii) if TWIN did not elect to purchase the Defaulting Licensor's equity interest pursuant to Section 15.3 (a)(iii), purchase (or permit its designee to purchase) the Defaulting Licensor's equity interest in TWIN at its fair market value (taking into consideration the effect of the breach) less a discount of twenty-five percent (25%) by delivering written notice to the other Parties of such election within thirty (30) days of such failure to cure and otherwise in accordance with the procedures and provisions of Section 2.5 (a) of the Stockholders Agreement.

     15.4  Termination of Licenses on Cessation of TWIN Business Operations.
           ----------------------------------------------------------------
Upon any of the following events:

           (a) the filing by TWIN of a petition in bankruptcy; (b) any adjudication that TWIN is bankrupt or insolvent; (c) the filing by TWIN of any legal action or document seeking reorganization, readjustment or arrangement of TWIN's business under any law relating to bankruptcy or insolvency; (c) the appointment of a receiver or bankruptcy trustee for all or substantially all of the property of TWIN; (d) the making by TWIN of any general assignment for the benefit of creditors; (e) the institution of any proceedings for the liquidation or winding up of TWIN's business or for the termination of its corporate charter, provided, in the event such proceedings are involuntary, the proceedings are not dismissed within ninety
(90) days; or (f) the cessation of normal business operations of TWIN, all licenses from Licensors to TWIN hereunder shall immediately and automatically terminate and Licensors shall be immediately released from their non-compete obligations (if any remain) set forth in Section 7.1 ("Non-compete Obligations").

     15.5  Termination of Licenses on Cessation of Licensor Business Operations.
           --------------------------------------------------------------------
Upon any of the following events:

           (a) the institution of any proceedings for the liquidation or winding up of a Licensor's business or for the termination of its corporate charter, provided, in the event such proceedings are involuntary, the proceedings are not dismissed within ninety (90) days; or (b) the cessation of normal business operations of a Licensor, TWIN shall have the right, at its sole discretion and option, to purchase the defaulting Licensor's equity interest in TWIN at its fair market value, in accordance with the procedures and provisions of Section 2.5 (but for such purposes TWIN shall be deemed to be the purchasing stockholder) of the Stockholders Agreement. If TWIN does not provide notice to the other Parties of its election to so purchase such equity interest within thirty (30) days of the occurrence of the applicable event described in the immediately preceding subsections (a) and (b), then the non-defaulting Licensor shall have the right, at its sole discretion and option, to purchase the defaulting Licensor's equity interest in TWIN at its fair market value, in accordance with the procedures and provisions of Section 2.5 of the Stockholders Agreement.

     15.6  Effect of Termination.
           ---------------------

           (a) Except as otherwise provided in this Section 15.6, all rights and obligations of the Parties hereunder shall cease upon termination of this Agreement. The definitions and the following sections and subsections shall survive any termination of this Agreement on the dissolution of TWIN or termination of any license granted hereunder automatically or by any Party:
Sections 8.2 ("Support Fees") (to the extent any amounts are owed to TW hereunder), 8.7 ("Audit") (for three (3) years following termination), 10 ("Intellectual Property Rights"), 11 ("Confidentiality"), 12.1 ("TW Obligation"), 12.2 ("IN Obligation"), 12.3 ("Condition to Obligations"), subsections (v), (vi), (viii) and (ix) of 13.1 ("Representations and Warranties of TW"), subsections (v) and (vi) of 13.2 ("Representations and Warranties of IN"), 13.4 ("No Warranty of Validity"), 13.5 ("Sole Remedy"), 14 ("Disclaimer; Limitation of Liability"), 15 ("Term and Termination"), and 16 ("Miscellaneous").

           (b) Upon termination of this Agreement due to the dissolution, liquidation, winding up, or other event described in Section 15.4, (i) all licenses granted pursuant to this Agreement prior to its termination shall terminate, provided that with respect to any outstanding sublicenses, the Licensors shall cooperate and negotiate in good faith in an equitable manner to allocate between them by transfer or assignment the sublicenses and any income or revenues arising therefrom, (ii) all rights and licenses assigned to TWIN pursuant to Section 7.2(a) ("Assignment of NTN Licenses"), if any, shall immediately and automatically revert to IN and TWIN shall cooperate fully with IN in transitioning such rights, licenses and associated matters and materials back to IN, (iii) the Parties shall cooperate and negotiate in good faith in an equitable manner to allocate between them the TWIN Technology, TWIN Derivative Works, and

TWIN Proprietary Rights, (iv) if applicable, TWIN shall cooperate with each Licensor in transitioning back to such Licensor the responsibility to police, protect and enforce such Licensor's Proprietary Rights in the Territory, and (v) each Party shall return or destroy all Confidential Information of the other Parties in its possession or control, including all copies thereof, whether tangible or in electronic form or otherwise.

16. MISCELLANEOUS.

     16.1  Force Majeure. No Party shall be liable for failure to perform, in
           -------------
whole or in material part, its obligations under this Agreement if such failure caused by any event or condition not existing as of the date of this Agreement and not reasonably within the control of the affected Party, including, without limitation, by fire, flood, typhoon, earthquake, explosion, strikes, labor troubles or other industrial disturbances, unavoidable accidents, war (declared or undeclared), acts of terrorism, sabotage, embargoes, blockage, acts of Governmental Authorities, riots, insurrections, or any other cause beyond the control of the Parties; provided that the affected Party promptly notifies the other Parties of the occurrence of the event of force majeure and takes all reasonable steps necessary to resume performance of its obligations so interfered with.

     16.2  Assignment. Neither this Agreement nor any of the rights and
           ----------
obligations created hereunder may be assigned, transferred, pledged, or otherwise encumbered or disposed of, in whole or in part, whether voluntarily or by operation of law, or otherwise, by any Party without the prior written consent of the other Parties. This Agreement shall inure to the benefit of and be binding upon the Parties' permitted successors and assigns.

     16.3  Notices.  All notices and communications required, permitted or made
           -------
hereunder or in connection herewith shall be in writing and shall be mailed by first class, registered or certified mail (and if overseas, by airmail), postage prepaid, or otherwise delivered by hand or by messenger, or by recognized courier service (with written receipt confirming delivery), addressed:

           (a) If to IN, to:    Interactive Network, Inc.
                                1161 Old County Road
                                Belmont, California 94002



               with a copy to:  Morrison & Foerster LLP
                                425 Market Street
                                San Francisco, California 94105-2482, U.S.A.
                                Attn: Robert Townsend

           (b) If to TW, to:    Two Way TV Ltd.
                                Beaumont House
                                Kensington Village
                                Avonmore Road
                                London, England W148TS
               with a copy to:  Orrick, Herrington & Sutcliffe LLP
                                400 Sansome Street
                                San Francisco, California 94111-3143, U.S.A.
                                Attn: Greg Bibbes

          (c)  If to TWIN:      TWIN Entertainment Inc.
                                50 Francisco Street, Suite 490
                                San Francisco, CA 94111, U.S.A.

               with a copy to:  Morrison & Foerster LLP
                                425 Market Street
                                San Francisco, California 94105-2482, U.S.A.
                                Attn: Robert Townsend


     Each such notice or other communication shall for all purposes hereunder be treated as effective or as having been given as follows: (i) if delivered in person, when delivered; (ii) if sent by mail or airmail, at the earlier of its receipt or at 5 p.m., local time of the recipient, on the seventh day after deposit in a regularly maintained receptacle for the deposition of mail or airmail, as the case may be; and (iii) if sent by recognized courier service, on the date shown in the written confirmation of delivery issued by such delivery service. Any Party may change the address and/or addressee(s) to whom notice must be given by giving appropriate written notice at least seven (7) days prior to the date the change becomes effective.

     16.4 Export Control.  Without in any way limiting the provisions of this
          --------------
Agreement, each of the Parties hereto agrees that no products, items, commodities or technical data or information obtained from a Party hereto nor any direct product of such technical data or information is intended to or shall be exported or reexported, directly or indirectly, to any destination restricted or prohibited by Applicable Law without necessary authorization by the Governmental Authorities, including (without limitation) the United States Bureau of Export Administration (the "BEA") or other Governmental Authorities of the United States, Canada or England with jurisdiction with respect to export matters.

     16.5 Arbitration.
          -----------

          (a) Except as set forth below, any disputes arising among the Parties or between any two Parties in connection with this Agreement shall be settled by the affected Parties amicably through good faith discussions upon the written request of any Party. In the event that any such dispute cannot be resolved through such discussions within a period of sixty (60) days after delivery of such notice, the dispute shall be finally resolved exclusively by confidential arbitration pursuant to the rules of the American Arbitration Association in San Francisco, California, U.S.A., or such other location agreed between or among the disputing Parties; provided, however, that the arbitrators shall be empowered to hold hearings at other locations within or without the United States. The appointing authority shall nominate all three arbitrators. Any Party shall have the right (but not the obligation) to join an already constituted arbitration proceeding subject to such Party's agreement concerning the members of the already constituted panel of arbitrators. The arbitrators shall not have the power to impose any obligation on any of the Parties, or take any other action, which could not be imposed or taken by a federal or state court sitting in the State of California. The judgment upon award of the arbitrators shall be final and binding and may be enforced in any court of competent jurisdiction in the United States or England and Wales, and each of the Parties hereto unconditionally submits to the jurisdiction of such court for the purpose of any proceeding seeking such enforcement. The fees and expenses of the arbitrators shall be paid by the Parties to the dispute in equal shares, unless the arbitrators determine that the conduct of any Party (with regard to the subject matter of the dispute and/or the arbitration proceedings) warrants divergence from this rule, in which event an appropriate costs order may be made. Subject only to the provision of Applicable Law and Section 11.6 ("Right to Special Relief"), the procedure described in this Section 16.5 shall be the exclusive means of resolving disputes involving TW and arising under this Agreement.

          (b)  Confidential Resolution. All papers, documents or evidence,
               -----------------------
whether written or oral, filed with or presented to the panel of arbitrators shall be deemed by the Parties and by the arbitrators to be Confidential Information. No Party or arbitrator shall disclose in whole or in part to any other person any Confidential Information submitted in connection with the arbitration proceedings, except to the extent reasonably necessary to assist counsel in the arbitration or preparation for arbitration of the dispute. Confidential Information may be disclosed (i) to attorneys, (ii) to Parties, and
(iii) to outside experts requested by any Party's counsel to furnish technical or expert services or to give testimony at the arbitration proceedings, subject, in the case of such experts, to execution of a legally binding written statement that such expert is fully familiar with the terms of this section, that such expert agrees to comply with the confidentiality terms of this section, and that such expert will not use any Confidential Information disclosed to such expert for personal or business advantage.

     16.6 Entire Agreement. This Agreement and the Associated Agreements, and
          ----------------
the attachments and exhibits hereto and thereto, embody the entire agreement and understanding between and among the Parties with respect to the subject matter hereof, superseding all previous and contemporaneous communications, representations, agreements and understandings, whether written or oral, including without limitation that certain Heads of Terms between IN and TW to Form a Joint Venture. No Party has relied upon any representation or warranty of any other Party except as expressly set forth herein and in the Associated Agreements.

     16.7 Modification. This Agreement may not be modified or amended, in whole
          ------------
or part, except by a writing executed by duly authorized representatives of all Parties.

     16.8 Announcement.  The Parties may announce the existence of the Parties'
          ------------
relationship and this Agreement only at a time and in a form to be mutually determined, except for any such disclosure required by law, governmental authorities or stock exchanges. No Party shall unreasonably withhold its consent to a time proposed by any other Party.

     16.9 Severability.  If any term or provision of this Agreement shall be
          ------------
determined to be invalid or unenforceable under Applicable Law, such provision shall be deemed severed from this Agreement, and a reasonable valid provision to be mutually agreed upon shall be substituted. In the event that no reasonable valid provision can be so substituted, the remaining provisions of this Agreement shall remain in full force and effect, and shall be construed and interpreted in a manner that corresponds as far as possible with the intentions of the Parties as expressed in this Agreement.

     16.10  No Waiver.  Except to the extent that a Party hereto may have
            ---------
otherwise agreed in writing, no waiver by that Party of any condition of this Agreement or breach by any other Party of any of its obligations or representations hereunder shall be deemed to be a waiver of any other condition or subsequent or prior breach of the same or any other obligation or representation by any other Party, nor shall any forbearance by the first Party to seek a remedy for any noncompliance or breach by any other Party be deemed to be a waiver by the first Party of its rights and remedies with respect to such noncompliance or breach.

     16.11  Nature of Rights. Each Party shall have the rights licensed under
            ----------------
this Agreement to any other Party's technology and the related Proprietary Rights when created, developed or invented regardless of whether physically delivered to such Party. All rights and licenses granted under or pursuant to this Agreement by a Party to another Party are, for purposes of Section 365(n) of the U.S. Bankruptcy Code (the "Bankruptcy Code"), licenses of "Intellectual property" within the scope of Section 101 of the Bankruptcy Code.

     16.12  Governing Law.  The validity, construction, performance and
            -------------
enforceability of this Agreement shall be governed in all respects by the laws of the State of California, U.S.A., without regard to its conflicts of laws principles. The Parties exclude the application of the United Nations Convention on Contracts for the International Sale of Goods.

     16.13  No Agency or Partnership.  This Agreement shall not constitute an
            ------------------------
appointment of any Party as the legal representative or agent of any other Party, nor shall any Party have any fight or authority to assume, create or incur in any manner any obligation or other liability of any kind, express or implied, against, in the name or on behalf of, any other Party. Nothing herein or in the transactions contemplated by this Agreement shall be construed as, or deemed to be, the formation of a partnership, association, joint venture, or similar entity by or among the Parties hereto.

     16.14  Heading. The section and other headings contained in this Agreement
            -------
are for convenience of reference only and shall not be deemed to be a part of this Agreement or to affect the meaning or interpretation of this Agreement.

     16.15  Counterparts.  This Agreement may be executed in counterparts, each
            ------------
of which shall be deemed an original, and all of which shall be deemed to constitute one and the same instrument.

     16.16  No Third Party Beneficiaries. The Parties intend and agree that no
            ----------------------------
other Person, entity or other party shall be considered a third-party beneficiary of this Agreement. Nothing contained in this Agreement shall be construed to create rights for any third party beneficiary.

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed in triplicate by their duly authorized representatives on the date set forth above.

INTERACTIVE NETWORK, INC.                            TWO WAY TV LTD.


 /s/ Bruce W. Bauer                                  /s/ Piers Wilson
---------------------------------------------        ---------------------------
By:  Bruce W. Bauer                                  By: Piers Wilson
Title: President and Chief Executive Officer         Title: Finance Director


TWIN ENTERTAINMENT INC.


 /s/ Bruce W. Bauer
---------------------------------------------
By:  Bruce W. Bauer
Title: President


 /s/ Piers Wilson
---------------------------------------------
By:  Piers Wilson
Title: Secretary and Treasurer

                                   EXHIBIT A

                         DESCRIPTION OF THE IN PATENTS

United States
-------------

Patent Number           Filed             Granted           Application Number
-------------           -----             -------           ------------------

US4592546               Apr 26, 1984      June 3, 1986      US1984000604145
Game of skill playable by remote participants in conjunction with a live event

US5013038               Dec 8, 1989       May 7, 1991       US1989000448001
Method of evaluating data relating to a common subject

US5083800               June 7, 1990      Jan 28, 1992      US1990000535309
Game of skill or chance playable by several participants remote from each other in conjunction with a common event

US5120076               Apr 25, 1991      June 9, 1992      US1991000692816
Method of evaluating data relating to a common subject

US5643088               May 31, 1995      July 1, 1997      US1995000454925
Game of skill or chance playable by remote participants in conjunction with a common game event including inserted interactive advertising

US5813913               May 30, 1995      Sep 29, 1998      US1995000453403
Game of skill playable by remote participants in conjunction with a common game event where participants are grouped as to skill level

Canada
------

Patent Number           Filed             Granted           Application Number
-------------           -----             -------           ------------------

507982                  Apr 30, 1986      Oct 2, 1990       1274903
Game of skill playable by remote participants in conjunction with a live event

                        June 8, 1990      Pending           2018597
Game of skill or chance playable by several participants remote from each other in conjunction with a common event

                                   EXHIBIT B

                                 TWIN BUSINESS

"TWIN Business" shall mean developing, marketing, supplying, operating and licensing certain digital (and analog) interactive and other related services, products and technology in the Territory.

                                   EXHIBIT D

                      DESCRIPTION OF CURRENT TW TECHNOLOGY

     This description of Current TW Technology is for descriptive purposes only. TW makes no representations or warranties with respect to TW Technology other than as specifically set forth in Section 13 of this Agreement.

Introduction

     The Two Way TV System allows the delivery of a platform and network independent interactive entertainment service. The service is initially targeted at Set-Top Boxes (STBs) in customer's homes, but is equally applicable in many other environments.

     The system described in this document is the second iteration of the Two Way TV System. The first version was used to support a substantial field trial with several thousand customers over a period of three years.

     The `Two Way TV Service' is the entire package provided by Two Way TV. The `Two Way TV System' is the technology components provided by Two Way TV that allow the service to be operated

     The Two Way TV service is based on extensible technology that is capable of delivering simultaneous service across multiple networks.

     The system is divided into distinct layers, as illustrated below:

                            [DIAGRAM APPEARS HERE]

                           ----------------------------    ---------------
                           Control and Management Tools      Two Way TV
                           ----------------------------        System
                                 Two Way TV CCS              Components
                           ----------------------------    ---------------

                           ----------------------------    ---------------
                                                              Service
                                                              Provider
                           ----------------------------    ---------------

                           ----------------------------    ---------------
                               Two Way TV Engine             Two Way TV
                           ----------------------------        System
                             Two Way TV Applications         Components
                           ----------------------------    ---------------

     The Two Way TV system includes components either side of the service provider's infrastructure. The different layers within the system are used to provide as much abstraction as possible to ensure that introduction of support for new platforms can be achieved as quickly as possible.

     The abstraction layers allow all internal components within the CCS system that manage the delivery of data and return path data processing to operate on a known data also ensure that new platforms can leverage the functionality available to existing platforms.

     The diagram below expands on the initial layers, providing more detail in each. Each of the separate modular components illustrated below are discussed later in this document.


                            [DIAGRAM APPEARS HERE]


     As can be seen from the diagram, the system is divided into three main areas, Central Systems, the Broadcast Network, and the STB (or client). The Central Systems and STB areas are provided by the Two Way TV system. In the majority of deployments the Broadcast Network will be the responsibility of the service provider.

     The main components of both the CCS and the engine in the STB (or client) are described in the following sections.

Central Computer System (C.C.S.)

     The Two Way TV Central Systems (CCS) deliver the Two Way TV service to the supported infrastructures. The software is developed and deployed on Sun Solaris UltraSPARC(TM) workstations.

     The CCS system is a collection of collaborating services that combine to provide the Two Way TV functionality required in a given installation. This results in a system that can be tailored to specific requirements and commercial arrangements.

     Standard Service Set

     The following services are the key services included in a standard CCS system. All services can be enabled or disable for a given CCS configuration, although is does not make sense to disable certain services, such as messaging! Services can be easily added to the CCS system. Currently, development versions of the system support far more services than are presented here.

     CCS Core

     This service is responsible for bringing up the system and subsequent monitoring of other active services. This also provides the functionality to start and stop services at run-time.

     Messaging Service

     This service provides the messaging functionality used by the CCS to communicate with all external clients (Two Way TV Tools, return path data etc.).

     Schedule Service

     This provides a central scheduling facility within the CCS. This can be used to schedule CCS events, and control messages can be scheduled to automate CCS operation.

     Storage Service(s)

     These provide all of the permanent storage facilities required by the CCS.

     Broadcast Service

     Provides all data broadcast functionality within the CCS. This service includes the broadcast system interfaces for all supported platforms. This is not defined as a core service as the CCS system may not be used for broadcast applications in certain configurations.

     Broadcast Game Service

     Provides Enhanced TV and Games Lounge style functionality. The service handles application broadcast, real-time data transmission, game synching, real-time management and control of the game and all other aspects of broadcast game play.

     Return Path Service

     This service provides standard return path processing, vote processing, score processing and an active scoring algorithm using the Two Way TV patented score gathering technique.

     Chat Service

     This service provides a chat engine that can be accessed using the CCS messaging system. This allows applications/games to access chat functionality, as well as stand-alone chat applications to be built.

     Broadcast System Interfaces

     The CCS system produces data for broadcast in an abstract form. It is the job of the broadcast system interface to convert this data into an appropriate form for the target platform.

     This may involve, for example, using different methods of data transmission for different types of components, using a broadcast carousel for application components such as executable code, bitmaps fonts etc., and using a separate out-of-band communications channel for the applications real-time data. Additionally the broadcast system interface may convert, manipulate, or process the application components and/or real-time data.

     The CCS itself provides a messaging API for external clients. The same API is used internally by CCS components such as return path handling and application control services. Not only does this allow application developers to define the data transmitted to their application but also allows them to define the format of return path data and the processing that takes place on that data.

     Scalability and Robustness

     The growth of the Two Way TV service will impact the performance requirements of the CCS system. This is a factor of how many different services are offered, the number of different infrastructures being supported, and the number of subscribers. The number of services and infrastructures being supported affects the transmission section of the CCS and the number of subscribers increasing affects the return path sub-systems. The impact of increased subscribers will only be substantial if applications requiring feedback from all subscribers are used.

     The architecture of the system allows new infrastructures to be supported easy and with no disruption to the rest of the system. This allows for rapid implementation and test times.

     The CCS has been designed from the ground up to be a multi-threaded distributed system. Entire sub-systems can be hosted on different systems if necessary with very little effort. The multi-threaded nature of the system also means significant performance improvements can be achieved by simply adding processors to the hosting workstation.

     Given the broadcast nature of the Two Way TV system it is critical that the central systems are robust. This can be measured in a number of ways. The system must itself have integrity to ensure that operation is uninterrupted during operational periods. In addition to this features must be provided to ensure that known failure modes can be handled. Operating system crashes, both Sun and Windows NT will affect the operation of the system. Currently a crash of the operating system hosting the control tools would have no effect on the operation of the system.

     Protection is built into the CCS program itself to provide best efforts to handle a rogue sub-system by detecting abnormal behaviour and shutting down the sub-system responsible.

CCS Toolset

     The CCS comes complete with a set of Windows NT(TM) based tools. These provide an easy to use front-end interface to the Two Way TV CCS system:

     Mission Control

     This is the main CCS control tool. It allows initiation and the subsequent management of Two Way TV applications. The tool clearly displays the state of running applications, and allows the user to adjust the timing of the application. The application can also be paused, terminated early, and the like.

     CCT Tool

     This is the primary real-time content creation tool. It allows custom templates to be created for each Two Way TV application.

     Authoring Tools

     Two Way TV have developed application authoring tools for each supported target platform. These provide a more productive and time-efficient route to authoring than the standard facilities provided with the target platforms.

     LIPS Tools

     These are a set of Windows NT(TM) based applications which are used to support real-time applications. These tools are usually application specific and are geared towards a live broadcast environment where operators require a simple to use interface reducing the risk of transmission errors. Typically a live tool will include a database of possible live data and the operator will simply select the correct data to send at the appropriate time.

     In addition to these a universal tool is provided that provide generic live application support which is useful for initial prototypes.

Two Way TV Engine

     Many set top box execution environments do not provide the functionality necessary to support Two Way TV applications. These applications require very specific yet simple functionality. As a minimum, Two Way TV applications require:

         .  Reliable, Live broadcast message protocols

         .  Video/Time Synchronisation (including an accurate set top clock)

         .  Fairness

         .  Security

         .  Efficient Return Path Use

     Some of the above requirements are met by systems compliant with the ATVEF specification for enhanced TV content. Underlying standards such as DVB or ATSC provide access to the underlying networks.

     On platforms where one or more of these do not exist, the Two Way TV Engine may provide them.

     The Two Way TV Engine can be used in both one-way broadcast and two way video systems, and is designed to be compatible with all international standards for both analog and digital video systems.

     Overview

     The Two Way TV Engine is a native code plug-in, which provides access to Two Way TV services delivered on the underlying network. In the context of the Engine, native code may mean low level set top specific code or high-level application code; implementation depends on platform capability.

     The Engine can also provide access to commonly used services and building blocks utilised by Two Way TV applications and interactive services.

     The objective of the Engine is to provide a common set of capabilities to application developers, which hide the native implementations of message queues and underlying network protocols. It does not inhibit access to desirable features found on some platforms and networks. It is important that application developers may make use of technologies provided by a set top box without becoming bogged down with implementation issues.

     It is important that the handling of Two Way TV service specific messages, particularly real time messages is carried out as efficiently as possible. By providing a core Engine to handle this, it removes the responsibility from the application developer and ensures a reliable fast and efficient core on which to base applications. Furthermore, changes to the underlying protocols do not warrant code changes or recompiling of Two Way TV applications.

     The handling of Two Way TV service specific messages within a well defined core Engine allows the use of a common messaging protocol across different platforms. This enables one head end Central Computer System (CCS) to drive services across multiple platforms and networks.

Engine Reference Architecture

     The Two Way TV Engine Reference Architecture is a high level view of a generic set top box environment. The architecture demonstrates the physical implementation of the Two Way TV Engine in relation to other set top box software components and existing digital TV standards.


     In the Reference Architecture, the Two Way TV Engine bridges the gap between the functionality specified by existing environments (such as OpenTV, PowerTV, ATVEF) and the functionality required for Two Way TV.

ATVEF Based Engine

     The Reference Architecture may be based on an ATVEF compliant receiver. The ATVEF specification for enhanced television programming uses existing Internet technologies. It delivers enhanced TV programming over both analog and digital video systems using terrestrial, cable, satellite and Internet networks.

         .  ATVEF mandates support for the following standard specifications:

         .  HTML 4.0 (Frameset Document Type Definition)

         .  CSS 1

         .  ECMAScript

         .  DOM 0

     With the inclusion of ATVEF Triggers (All forms of ATVEF transport involve data delivery and triggers), most of the Two Way TV Engine may be coded as client JavaScript delivered within applications.

Functional Elements

     The functional elements of the Two Way TV Engine may be broken down into the following components:

        .  High Level Engine API

        .  Live message Handling

        .  Two Way TV Live Message Protocol

        .  Timing and Synchronisation

        .  Return Path Management

        .  Low Level Abstraction Layer

     These core components of the Engine offer a common API to the application developer. This API may be in the form of direct function calls or through an event model, depending on target platform.

High Level Engine API

     This module provides a standardised API to the application developer. Depending on target platform, this API may be direct function calls, an event model or a combination of the two. In the Reference Architecture, based on an ATVEF compliant receiver, the API is based on a JavaScript event model.

     The primary purpose of this API is to simplify access to the Two Way TV Engine and the underlying environments API.

Live Message Handling

     This module provides a reliable timed delivery of messages to the application. The messages are delivered to this module using the Two Way TV Live Message Protocol. The messages passed to the application by this module are guaranteed to be in order and on time. Some messages handled by this module may not be passed all the way to the application, but are used to control behaviour of the Engine itself.

Two Way TV Live Message Protocol

     The Two Way TV Live Message Protocol is a multi-layered specification, which includes definitions for application, system and transport level protocols. Only those layers that are not provided by the underlying set top and network are required. In most cases, a DVB or ATSC broadcast bitstream is used to carry the Two Way TV data. Two Way TV system and transport layers may be used in lieu of system provided transports such as ATVEF (type A or type B) or DVB carousels (DSM-CC).

     Optionally, the Two Way TV Message Protocol also provides a definition for physical layer transports though this is normally provided by the underlying network in the form of DVB or ATSC compliant bit streams within the broadcast.

     The Two Way TV Message Protocol does not limit what content can be sent, but rather provides a common set of capabilities so that content developers can author content once for delivery to multiple platforms.

Return Path Handler

     This module handles the complex issues arising through the use of the return path feature found on many set top boxes. Network bandwidth and head end capacity issues make this an important part of the Two Way TV Engine. The Return Path Handler is controlled by both the Two Way TV application and by messages from the Head End delivered through the Live Message Handlers.

Timing and Synchronisation

     This module controls the execution of Two Way TV applications and services relative to a common clock. Timing and synchronisation of applications is controlled by messages broadcast from the Head End by the Central Computer System (CCS).

Low Level Abstraction Layer

     This module is present to allow an element of re-use within the code which implements the core Engine. The Low Level Abstraction Layer may not necessarily be present in all implementations. Alongside the abstraction of Operating System services, its key contribution to the Engine is the provision of debugging and development support macros and functions.


Title                                               Two Way TV Reference       Country       Applicant        Application Number

-----------------------------------------------

Method and apparatus for sampling remote data     Active Scoring Algorithm     CA        Two Way TV Limited   2279890
 sources                                          Handset Multiplexing         CA        Two Way TV Limited   2252074
Method and apparatus for transmitting data        LIPS                         CA        Two Way TV Limited   2231946
Interactive predictive game control               Multiple Architectures       CA        Two Way TV Limited   2279069
Delivering interactive applications               Status Flag                  CA        Two Way TV Limited
Broadcasting interactive applications             Time Stamping                CA        Two Way TV Limited   2252021
Method and apparatus for input of data            Tokens                       CA        Two Way TV Limited   2225317
Interactive communication system                  Variable Priority            CA        Two Way TV Limited   2229772
Method and apparatus for transmitting data
Method and apparatus for sampling remote data     Active Scoring Algorithm     USA       Two Way TV Limited   09/376244
 sources                                          Handset Interface            USA       Two Way TV Limited   08/672591
Game playing system                               Handset Multiplexing         USA       Two Way TV Limited   09/203967
Method and apparatus for transmitting data        LIPS                         USA       Two Way TV Limited   09/064118
Interactive predictive game control               Multiple Architectures       USA       Two Way TV Limited   09/366064
Delivering interactive applications               Status Flag                  USA       Two Way TV Limited
Status Flag                                       Time Stamping                USA       Two Way TV Limited   09/203458
Method and apparatus for input of data            Tokens                       USA       Two Way TV Limited   09/019892
Interactive communication system                  Variable Priority            USA       Two Way TV Limited   09/039202
Method and apparatus for transmitting data
----------------------------------------------------------------------------------------------------------------------------------
US and CA pending National Phase patent applications
Interactive television broadcast system           Automatic capture of                   Two Way TV Limited   99303717.5
Interactive applications                          viewing figures                        Two Way TV Limited   98309944.1
Interactive applications                          Delayed program start                  Two Way TV Limited   99303495.5
                                                  Security
---------------------------------------------------------------------------------------------------------------------------------
Licensed Technology
Input device for inputting positional             Puck (X-Y Sensor)            CA        David Woodfield      2241506
 information                                      Puck (X-Y Sensor)            USA       David Woodfield      09/004675
Input device for inputting positional             Square wave sensor                     David Woodfield      PCT/GB98/03731
 information                                      Multichannel Game            US & CA   David Woodfield
Square wave sensor (pending National Phase)
Method and apparatus for generating a display                                                                   Awaiting Details
 signal
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

Title                                             Application    Grant          Grant
                                                  Date           Date           Number
-----------------------------------------------

Method and apparatus for sampling remote data     10-Aug-99
 sources                                          25-Nov-98
Method and apparatus for transmitting data        22-Apr-98
Interactive predictive game control               28-Jul-99
Delivering interactive applications                  Oct-99
Broadcasting interactive applications             18-Nov-98
Method and apparatus for input of data            30-Jan-98
Interactive communication system                  18-Mar-98
Method and apparatus for transmitting data
Method and apparatus for sampling remote data     18-Aug-99
 sources                                          14-Oct-94        18-May-99        5905523
Game playing system                                2-Dec-98
Method and apparatus for transmitting data        21-Apr-98
Interactive predictive game control                2-Aug-99
Delivering interactive applications                  Oct-99
Status Flag                                        2-Dec-98
Method and apparatus for input of data             6-Feb-98
Interactive communication system                  13-Mar-98
Method and apparatus for transmitting data
---------------------------------------------------------------------------------------------------------------------
US and CA pending National Phase patent applications
Interactive television broadcast system           12-May-99
Interactive applications                           4-Dec-98
Interactive applications                           4-May-99

---------------------------------------------------------------------------------------------------------------------
Licensed Technology
Input device for inputting positional             22-Jun-98    17-Aug-99             Awaiting
 information                                       8-Jan-98                          Details
Input device for inputting positional             18-Dec-99
 information
Square wave sensor (pending National Phase)
Method and apparatus for generating a display
 signal
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

Required Consents:

The following are the agreements in effect as of the Effective Date pursuant to which third parties have licensed certain technology and/or proprietary rights to TW which are incorporated in the Current TW Technology and which TW may sublicense to TWIN as part of the TW Technology subject to such third parties' prior written consent, not to be unreasonably withheld. TW agrees to make its best efforts to obtain such consents as soon as practicable after the Effective Date and to promptly thereafter provide a copy of each such consent.

License Agreement between David Woodfield and TW dated 2 April 1998.

                                   EXHIBIT F
                                   ---------

                                SUPPORT SERVICES


Initial Transition Services
---------------------------

TW shall provide sufficient training to TWIN personnel in order to provide such personnel with the necessary understanding of the Current TW Technology and future TW Technology to enable TWIN to exploit the Current TW Technology and future TW Technology as contemplated by the Agreement and TWIN's initial business plan.

The training shall be provided at the facilities of either TW or TWIN and at the times as are mutually agreed upon by TW and TWIN. The parties expect that such initial training services (the "Initial Transition") shall continue for a period of six (6) months from the Effective Date, or six (6) months from the time that TWIN has retained appropriately skilled personnel (as reasonably determined by TWIN) to receive the training, whichever occurs last. It is understood that there may be need for additional training of new personnel or updating of training other than that required in connection with the delivery of new technology, upgrades, enhancements, or modifications. If such need occurs and TWIN seeks to receive such additional training from TW, TWIN may deliver said personnel to the TW training facility and receive that training at no added costs to TWIN other than as set forth in the next sentence. In the case of such additional training (i.e. that not included in the delivery of new technology, upgrades, enhancements, or modifications), all expenses incurred by TWIN are the obligation of TWIN. If TWIN prefers to have TW deliver the training on-site as designated by TWIN, then all costs, including those reasonable out-of-pocket costs (but not salaries, allocated overhead, fees for personnel's time, and like costs) incurred by TW to meet that obligation are to be paid for by TWIN.

During the course of the Initial Transition it is acknowledged that TWIN shall create and maintain an adequate staff so as to operate and manage TWIN's business and the technology delivered after the Initial Transition. After the Initial Transition TW will provide on-going Support Services as described below.

On-going Support Services
-------------------------

TW shall provide and deliver future TW Technology and associated Proprietary Rights to TWIN in accordance with Section 4.1 ("TW Delivery") of this Agreement.

TW shall provide TWIN with on-going technical training and support services in
connection with the TW Technology licensed to TWIN under the Agreement.   Such
support shall include, without limitation, maintenance and bug fixes to TW Technology and appropriate further training of TWIN personnel with respect to upgraded or improved TW Technology.

TW shall have no obligation to provide support with respect to any TWIN modifications to TW Source Code except as provided in Section 4.1(b) ("Source Code") of this Agreement.

TW shall use commercially reasonable efforts to acquire or recruit the necessary resources and personnel to satisfy TWIN's reasonable requirements for support.

After the Initial Transition period TW and TWIN will discuss and agree in good faith upon and generate in writing appropriate service level agreements and escalation procedures for on-going support services.

General
-------

The Support services shall be provided in consideration of the fees described in
Section 8.2 ("Support Fees") of the Agreement.

Notwithstanding the above, if at any time after the Initial Transition period any member of TW's senior management team is requested to travel to the United States at TWIN's direct request, then TWIN shall pay for the reasonable travel and accommodation costs incurred by TW with respect to such visit. This will not include, however, situations where the travel is necessary because of deficiencies in the TW Technology, or as a result of problems in the quality, or responsiveness, of TW support. In such instance the costs are the obligation of TW.

In addition, TWIN may request TW to provide staff on secondment to TWIN. If TW can reasonably meet this request, such staff shall be assigned to TWIN and TWIN shall reimburse TW for all salary and related direct costs for such employees or contractors during the period of their secondment unless the staffing was necessary because of deficiencies in the TW Technology, or the failure of TW to properly and punctually meet the TW required support role, in which case the costs are the obligation of TW and TW shall supply whatever staffing is required to immediately (defined as within a reasonable time based upon the priority of the deficiency or failure to perform the support role by TW) correct the problem.

TW shall perform all of its Support services hereunder in a commercially reasonable manner.

TW and TWIN shall each use their best efforts to cooperate with each other with respect to the Support services.

Without limiting the general obligations above the table below outlines the Parties' intended general split of responsibilities between TWIN and TW with respect to TW Technology:

TW Responsibility                                        TWIN Responsibility
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

Provision of documentation for current and      Creation and maintenance of a TWIN
 future technology                              technology group, comprising
                                                appropriately skilled individuals
--------------------------------------------------------------------------------------
Provision of new, improved and upgraded         TWIN to provide its own technical
technology                                      support team, to be trained by TW
--------------------------------------------------------------------------------------
Provision of training to appropriately          Produce localization and
qualified TWIN staff                            customizations of games and
                                                technology for the U.S. market
--------------------------------------------------------------------------------------

24hr support for emergency or operationally
critical issues
--------------------------------------------------------------------------------------
Timely support of technology delivered to       Documented requests for modifications
TWIN and code modifications requested by        and improvements to TW Technology
TWIN
--------------------------------------------------------------------------------------


Documentation
--------------

TW will deliver documentation for all technology delivered to TWIN. This documentation shall include, but not be limited to, a description of each component or module of the products, source code, and a complete set of API's (Application Programming Interfaces) for each component or module. The API's will be complete and detailed enough so that a reasonably skilled software programmer would be able to write a replacement component or module and have it interface and communicate with all the other necessary parts of the system, without any undue difficulty.

Response Time
-------------

TW will respond immediately (defined as within a reasonable time based upon the priority of the deficiency or failure to perform the support role by TW) with support to TWIN if a problem occurs which significantly affects the performance of services to TWIN's customers or partners, and where TWIN personnel cannot reasonably solve such problem in a timely manner. TW agrees that such problems can occur without prior warning, and consequently cannot expect TWIN to give advance notice thereof. TW will make its best efforts to solve the problem, even to the extent of sending personnel to the TWIN facility, if necessary.

If TWIN requests an improvement, extension, or modification to the TW Technology which is not practical for TWIN to implement, TW agrees to make such modifications in a timely fashion and at a cost at no more than its standard rate. The schedule will be worked out in good faith between TW and TWIN and will be based upon a high priority requirement, if so deemed by TWIN.

                                                                      EXHIBIT B

                           INTERACTIVE NETWORK, INC.

                            1999 STOCK OPTION PLAN

   1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business.

   2. Definitions. As used herein, the following definitions shall apply:

       (a) "Administrator" means the Board or any of the Committees appointed to administer the Plan.

       (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

       (c) "Applicable Laws" means the legal requirements relating to the administration of stock option plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

       (d) "Award" means the grant of an Option under the Plan.

       (e) "Award Agreement" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

       (f) "Board" means the Board of Directors of the Company.

       (g) "Code" means the Internal Revenue Code of 1986, as amended.

       (h) "Committee" means any committee appointed by the Board to administer the Plan.

       (i) "Common Stock" means the common stock of the Company.

       (j) "Company" means Interactive Network, Inc.

       (k) "Consultant" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

       (l) "Continuous Service" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

       (m) "Corporate Transaction" means any of the following transactions:

         (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

         (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with the complete liquidation or dissolution of the Company;

          (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

          (iv) an acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities (whether or not in a transaction also constituting a Change in Control), but excluding any such transaction that the Administrator determines shall not be a Corporate Transaction.

        (n) "Covered Employee" means an Employee who is a "covered employee" under Section 162(m)(3) of the Code.

        (o) "Director" means a member of the Board or the board of directors of any Related Entity.

        (p) "Disability" means that a Grantee is permanently unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

        (q) "Employee" means any person, including an Officer or Director, who is an employee of the Company or any Related Entity. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

        (r) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (s) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

          (i) Where there exists a public market for the Common Stock, the Fair Market Value shall be (A) the closing price for a Share for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

          (ii) In the absence of an established market for the Common Stock of the type described in (i), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

        (t) "Grantee" means an Employee, Director or Consultant who receives an Award pursuant to an Award Agreement under the Plan.

        (u) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

        (v) "Non-Qualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

        (w) "Officer" means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (x) "Option" means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

        (y) "Performance--Based Compensation" means compensation qualifying as "performance-based compensation" under Section 162(m) of the Code.

        (z) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

        (aa) "Plan" means this 1999 Stock Option Plan.

        (bb) "Post-Termination Exercise Period" means the period specified in the Award Agreement of not more than three (3) months commencing on the date of termination of the Grantee's Continuous Service, or such longer period as may be applicable upon death or Disability.

        (cc) "Related Entity" means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

        (dd) "Related Entity Disposition" means the sale, distribution or other disposition by the Company, a Parent or a Subsidiary of all or substantially all of the interests of the Company, a Parent or a Subsidiary in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity, other than any such Related Entity Disposition to the Company, a Parent or a Subsidiary.

        (ee) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

        (ff) "Share" means a share of the Common Stock.

        (gg) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

   3.  Stock Subject to the Plan.

        (a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards is three million six hundred fifty thousand (3,650,000) Shares increased by any Shares that are represented by Awards under the Company's 1988 Stock Option Plan which are forfeited, expire or are cancelled without delivery of Shares or which result in the forfeiture of Shares back to the Company. Notwithstanding the foregoing, subject to the provisions of Section 10, below, the maximum aggregate number of Shares available for grant of Incentive Stock Options is three million six hundred fifty thousand (3,650,000) Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

        (b) Any Shares covered by an Award (or portion of an Award) which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. If any unissued Shares are retained by the Company upon exercise of an Award in order to satisfy the exercise price for such Award or any withholding taxes due with respect to such Award, such retained Shares subject to such Award shall become available for future issuance under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

   4. Administration of the Plan.

        (a) Plan Administrator.

          (i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or
(B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

          (ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

          (iii) Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the "Administrator" or to a "Committee" shall be deemed to be references to such Committee or subcommittee.

          (iv) Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

        (b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

          (i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

          (ii) to determine whether and to what extent Awards are granted hereunder;

          (iii) to determine the number of Shares to be covered by each Award granted hereunder;

          (iv) to approve forms of Award Agreements for use under the Plan;

          (v) to determine the terms and conditions of any Award granted hereunder;

          (vi) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee's rights under an outstanding Award shall not be made without the Grantee's written consent;

          (vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan, including without limitation, any notice of Award or Award Agreement, granted pursuant to the Plan;

          (viii) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

          (ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

        (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons.

   5. Eligibility. Non-Qualified Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company, a Parent or a Subsidiary. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.

   6. Terms and Conditions of Awards.

        (a) Designation of Award. Each Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

        (b) Individual Award Limit. The maximum number of Shares with respect to which Awards may be granted to any Employee in any fiscal year of the Company shall be one million (1,000,000) Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to an Employee, if any Award is canceled, the canceled Award shall continue to count against the maximum number of Shares with respect to which Awards may be granted to the Employee. For this purpose, the repricing of an Award shall be treated as the cancellation of the existing Award and the grant of a new Award.

        (c) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

        (d) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

        (e) Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Award shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

        (f) Non-Transferability of Awards. Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee.

        (g) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

   7. Award Exercise Price, Consideration and Taxes.

        (a) Exercise Price. The exercise price for an Award shall be as follows:

          (i) In the case of an Incentive Stock Option:

              (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

              (B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

          (ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

          (iii) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(c), above, the exercise or purchase price for the Award shall be determined in accordance with the principles of Section 424(a) of the Code.

        (b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). The Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

          (i) cash;

          (ii) check;

          (iii) delivery of Grantee's promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate;

          (iv) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price);

          (v) payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

          (vi) any combination of the foregoing methods of payment.

        (c) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

   8. Exercise of Award.

        (a) Procedure for Exercise; Rights as a Stockholder.

          (i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

          (ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v). Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10, below.

        (b) Exercise of Award Following Termination of Continuous Service. In the event of termination of a Grantee's Continuous Service for any reason other than Disability or death, such Grantee may, but only during the Post-Termination Exercise Period (but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the Award to the extent that the Grantee was entitled to exercise it at the date of such termination. In the event of a Grantee's change of status from Employee to Consultant, an Employee's Incentive Stock Option shall convert automatically to a Non-Qualified Stock Option on the day three (3) months and one day following such change of status. To the extent that the Grantee is not entitled to exercise the Award at the date of termination, or if the Grantee does not exercise such Award to the extent so entitled within the Post-Termination Exercise Period, the Award shall terminate.

        (c) Disability of Grantee. In the event of termination of a Grantee's Continuous Service as a result of his or her Disability, Grantee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the Award to the extent that the Grantee was otherwise entitled to exercise it at the date of such termination; provided, however, that if such Disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Non-Qualified Stock Option on the day three (3) months and one day following such termination. To the extent that the Grantee is not entitled to exercise the Award at the date of termination, or if Grantee does not exercise such Award to the extent so entitled within the time specified herein, the Award shall terminate.

        (d) Death of Grantee. In the event of a termination of the Grantee's Continuous Service as a result of his or her death, or in the event of the death of the Grantee during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee's Termination of Continuous Service as a result of his or her Disability, the Grantee's estate or a person who acquired the right to exercise the Award by bequest or inheritance may exercise the Award, but only to the extent that the Grantee was entitled to exercise the Award as of the date of termination, within twelve (12) months from the date of death (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). To the extent that, at the time of death, the Grantee was not entitled to exercise the Award, or if the Grantee's estate or a person who acquired the right to exercise the Award by bequest or inheritance does not exercise such Award to the extent so entitled within the time specified herein, the Award shall terminate.

   9. Conditions Upon Issuance of Shares.

        (a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        (b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

   10. Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies or similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

   11. Corporate Transactions/Related Entity Dispositions. Except as may be provided in an Award Agreement:

        (a) Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate if they are, in connection with the Corporate Transaction, assumed by the successor corporation or Parent thereof.

        (b) Effective upon the consummation of a Related Entity Disposition, for purposes of the Plan and all Awards, the Continuous Service of each Grantee who is at the time engaged primarily in service to the Related Entity involved in such Related Entity Disposition shall be deemed to terminate and each Award of such Grantee which is at the time outstanding under the Plan shall be exercisable in accordance with the terms of the Award Agreement evidencing such Award. However, such Continuous Service shall be not to deemed to terminate if such Award is, in connection with the Related Entity Disposition, assumed by the successor entity or its parent.

   12. Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

   13. Amendment, Suspension or Termination of the Plan.

        (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

        (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

        (c) Any amendment, suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

   14. Reservation of Shares.

        (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

   15. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee's Continuous Service, nor shall it interfere in any way with his or her right or the Company's right to terminate the Grantee's Continuous Service at any time, with or without cause.

   16. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

   17. Stockholder Approval. The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.

                                                                       EXHIBIT C

May 26, 1999

Securities and Exchange Commission
Washington, D.C. 20549


Ladies and Gentlemen:

We were previously principal accountants for Interactive Network, Inc. and, under the date of March 15, 1999, we reported on the consolidated balance sheets of Interactive Network, Inc. and subsidiaries as of December 31, 1998 and 1997 and the related consolidated statements of operations, shareholders deficit and cash flows for each of the years in the three year period ended December 31, 1998. On May 20, 1999, we resigned. We have read Interactive Network, Inc's statements included under item 4 of its Form 8-K dated May 26, 1999 and we agree with such statements, except that we are not in a position to agree or disagree with Interactive Network, Inc's statements regarding (a) the Company's determination that it is in the best interest of the company that the former independent accountant be replaced with an accountant more suitable to the Company's current needs and, (b) the resolution of contingencies subsequent to March 15, 1999.

This letter should not be regarded as in any way updating the aforementioned report or representing that we performed any procedures subsequent to the date of such report.


Very truly yours,


KPMG LLP